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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds
 (Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Kevin S. Thompson
Chief Legal Officer
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Annual Report
October 31, 2018

Madison Funds®

Madison Conservative Allocation Fund

Madison Moderate Allocation Fund

Madison Aggressive Allocation Fund

Madison Government Money Market Fund

Madison Tax-Free Virginia Fund

Madison Tax-Free National Fund

Madison High Quality Bond Fund

Madison Core Bond Fund

Madison Corporate Bond Fund

Madison High Income Fund

Madison Diversified Income Fund

Madison Covered Call & Equity Income Fund

Madison Dividend Income Fund

Madison Large Cap Value Fund

Madison Investors Fund

Madison Mid Cap Fund

Madison Small Cap Fund

Madison International Stock Fund

Madison Funds | October 31, 2018

Although each fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular fund, group of funds or list of funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the funds.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Madison Funds | October 31, 2018

Management’s Discussion of Fund Performance (unaudited)

Period in Review

After a long absence, volatility reestablished itself with authority over the past twelve months. Markets entered 2018 juiced up on fresh U.S. fiscal stimulus provided by the sweeping tax law changes and what was, at the time, a broad-based synchronized global economic expansion. However, after making a seemingly parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500 experienced an abrupt 10% nosedive in a mere two-weeks. Rising U.S. interest rates and concern over an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns. By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations. Talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. However, international markets continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, and the S&P 500 proceeded to drop nearly 10% by Halloween.

Despite the volatility, the S&P 500 returned a solid 7.4% over the one-year period. The overall return may have been strong, but the bulk of the advance was concentrated in a small set of high growth stocks. The rest of the market experienced much more muted results. Major asset class returns outside of U.S. equities were negative: international stocks (MSCI ACWI ex-USA Index) dropped -8.2%; emerging markets (MSCI EM Index) fell -12.5%; and bonds (Bloomberg Barclays U.S. Aggregate Bond Index), hurt by rising interest rates, also declined over the period returning -2.1%.

The most dramatic period for the year occurred in October. The S&P 500® Index fell -6.8% in October with a late-month rally softening the monthly low on October 29th when the Index had dropped more than -9.0% since September 30, 2018. At this point, year-to-date returns were fractional, but the bounce over the final two days brought the 2018 S&P 500 return back to 3.0% for the calendar year, and to 7.4% over the last twelve months. As we’ve been forewarning, just as the market gains over the past few years have been concentrated in favored sectors and stocks, so were the October losses. The gap in sector performance this last month of the fiscal year was a substantial 13.7%, with the top-performing Utilities Sector up 2.4% and Consumer Discretionary down -11.3%. In a reversal of long-standing trends, value stocks outpaced growth, as the mega-cap tech stocks led the market decline. Thanks to our disciplined approach to valuation and company fundamentals and diversification into quality bonds, the Madison Funds showed considerable resistance to the market correction.

More important than this past month’s performance is an attempt to understand the underlying dynamics of the market selloff. This downturn can be attributed to a combination of elevated valuations, rising interest rates and a growing recognition that this year’s tariffs are having a direct impact on many companies’ input costs and margins. At the same time, there is little to promote the notion that we are entering a full-blown recession, with third quarter 2018 Gross Domestic Product (GDP) growth reported at a robust 3.5% annualized rate despite being down a bit from the second quarter’s 4%+ growth. While there has been considerable anxiety over future corporate earnings, recent profit reporting has been positive – much of the reason the market rallied at month end.

Bond returns again lagged stock market returns by a wide margin as interest rates rose significantly over the last twelve months. The buoyant economy certainly contributed, as did gradually rising inflation. But the main impetus for rising yields during the period was a Federal Reserve intent on steering monetary policy back to a more neutral footing. Indeed, the benchmark Fed Funds Rate rose by a full 1% over the past year. Longer-maturity Government bond rates responded in-kind, and the benchmark ten-year Treasury Note finished fiscal 2018 solidly above 3% – a key resistance level which had mostly held since the low in yields back in 2016.

Among all the leading indicators, the main troublesome note is the softening of the housing market, often a harbinger of broader economic difficulties. However, we also need to take into account the effect of rising mortgage rates and the dampening of demand via the new tax code, which diminishes the tax benefits of home ownership, particularly in high-end real estate and high-tax states. Given these real estate exceptions and given the continued strength of corporate earnings and the robustness of consumer spending, it is far too early to call for a significant decline in the domestic economy.

That is not to suggest we are past the worst and sailing into smooth water. The global economy strikes us as considerably less stable than our own, particularly in light of potential trade wars, and we are always subject to the shock effects of geopolitical disruptions. By the time you receive this letter election results from the mid-terms will be in. Little of October’s market volatility seemed to be precipitated by election jitters and the most likely outcomes, including the predicted shift in House leadership, have not troubled investors. It seems likely that much of the bump in U.S. GPD growth in the first half of the year will boil down to temporary causes, including inventory buildup ahead of the tariffs. We expect more modest, positive GDP results going forward. Inflation, for its part, remains quiescent but in a grudgingly upward trend that will, for now, give the Federal Reserve cover to continue raising short-term interest rates.

Another lesson to be gained from this past month is the importance of stock valuation and the defensive value of investments based on fundamentals rather than expectations or hope. The relative outperformance of these stocks during this downtrend matches our experience and expectations. It’s also part of our long-held discipline that we’ve found to be a major aid in helping investors hold their course. By investing in companies which can continue to generate positive results through more challenging times, we all can feel comfortable with maintaining the appropriate asset allocation targets which we believe will reward investors over time.

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2018

ALLOCATION FUNDS SUMMARY

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds invest primarily in shares of registered investment companies (the “Underlying Funds”). The funds are diversified among a number of asset classes and their allocation among Underlying Funds are based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

MADISON CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	-0.75	3.47	3.53	6.00	-6.46	1.44	2.31	5.37
Class B Shares[3]	-1.51	2.68	2.76	5.38	-5.78	1.58	2.41	5.38
Class C Shares[4]	-1.51	2.71	2.76	5.22	-2.46	2.71	2.76	5.22
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	-2.07	1.04	1.89	3.95	NA	NA	NA	NA
Conservative Allocation Fund Custom Index	-0.51	3.95	4.10	6.77	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Conservative Allocation Fund (Class A at NAV) returned -0.75% for the one-year period, compared to its benchmark Conservative Allocation Fund Custom Index return of -0.51%. The fund outperformed its peers as measured by the Morningstar Conservative Allocation Category, which returned -1.10% for the year.

After a long absence, volatility reestablished itself with authority over the past twelve months. Markets entered 2018 juiced up on fresh U.S. fiscal stimulus provided by the sweeping tax law changes and what was, at the time, a broad-based synchronized global economic expansion. However, after making a seemingly parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500 experienced an abrupt 10% nosedive in a mere two weeks. Rising U.S. interest rates and concern over an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns. By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations. Talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. However, international markets continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, and the S&P 500 proceeded to drop nearly 10% by Halloween.

Despite the volatility, the S&P 500 returned a solid 7.4% over the one-year period. The overall return may have been strong, but the bulk of the advance was concentrated in a small set of high growth stocks. The rest of the market experienced much more muted results. Major asset class returns outside of U.S. equities were negative: international stocks (MSCI ACWI ex-USA Index) dropped -8.2%; emerging markets (MSCI EM Index) fell -12.5%; and bonds (Bloomberg Barclays U.S. Aggregate Bond Index), hurt by rising interest rates, also declined over the period returning -2.1%.

The fund entered the period with a modestly defensive equity underweight. Our equity composition was leaning a little too heavily on the international side early on, which detracted from returns. However, we quickly reallocated back toward the U.S. as our concerns grew over the potential for trade disruption. We also increased the use of dollar hedging, which aided performance as the dollar strengthened throughout the back half of the period. Within U.S. equities, overweight allocations to growth stocks boosted returns, as did outperformance from our two core actively managed large cap funds. Timely allocations into Consumer Staples and Health Care late in the period were also additive. Detracting from returns were our overweight allocations to midcaps and Energy stocks. On the fixed income side, the fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions came from our short-term holdings in corporate bonds and Treasuries. Our long-term Treasury holding, which we hold more as an equity hedge, provided the biggest drag on our fixed income performance.

As expected, the fund held up extremely well during the two larger equity declines and we believe the fund is well positioned for today’s increasingly volatile capital markets.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Bond Funds	63.8%
Foreign Stock Funds	9.2%
Short-Term Investments	3.4%
Stock Funds	25.5%
Net Other Assets and Liabilities	(1.9)%

Madison Funds | Management’s Discussion of Fund Performance - Madison Conservative Allocation Fund - continued | October 31, 2018

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Madison Core Bond Fund Class Y	19.1%
Vanguard Short-Term Treasury ETF	11.0%
Madison Corporate Bond Fund Class Y	7.1%
Madison Investors Fund Class Y	7.1%
Madison Dividend Income Fund Class Y	7.0%
Baird Aggregate Bond Fund Institutional Shares	6.6%
iShares TIPS Bond Fund ETF	6.5%
Vanguard Short-Term Corporate Bond ETF	5.2%
iShares 20+ Year Treasury Bond ETF	4.5%
Vanguard Growth ETF	4.4%

MADISON MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1
Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	-0.12	5.40	5.11	7.71	-5.84	3.34	3.88	7.07
Class B Shares[3]	-0.82	4.63	4.34	7.05	-5.10	3.56	4.00	7.05
Class C Shares[4]	-0.91	4.60	4.32	6.90	-1.86	4.60	4.32	6.90
S&P 500® Index	7.35	11.52	11.34	13.24	NA	NA	NA	NA
Moderate Allocation Fund Custom Index	0.51	6.00	5.66	8.67	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Moderate Allocation Fund (Class A at NAV) returned -0.12% for the one-year period, compared to its benchmark Moderate Allocation Fund Custom Index return of 0.51%. The fund slightly underperformed its peers as measured by the Morningstar Moderate Allocation category, which advanced 0.15% for the period.

After a long absence, volatility reestablished itself with authority over the past twelve months. Markets entered 2018 juiced up on fresh U.S. fiscal stimulus provided by the sweeping tax law changes and what was, at the time, a broad-based synchronized global economic expansion. However, after making a seemingly parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500 experienced an abrupt 10% nosedive in a mere two weeks. Rising U.S. interest rates and concern over an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns. By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations. Talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. However, international markets continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, and the S&P 500 proceeded to drop nearly 10% by Halloween.

Despite the volatility, the S&P 500 returned a solid 7.4% over the one-year period. The overall return may have been strong, but the bulk of the advance was concentrated in a small set of high growth stocks. The rest of the market experienced much more muted results. Major asset class returns outside of U.S. equities were negative: international stocks (MSCI ACWI ex-USA Index) dropped -8.2%; emerging markets (MSCI EM Index) fell -12.5%; and bonds (Bloomberg Barclays U.S. Aggregate Bond Index), hurt by rising interest rates, also declined over the period returning -2.1%.

The fund entered the period with a modestly defensive equity underweight. Our equity composition was leaning a little too heavily on the international side early on, which detracted from returns. However, we quickly reallocated back toward the U.S. as our concerns grew over the potential for trade disruption. We also increased the use of dollar hedging, which aided performance as the dollar strengthened throughout the back half of the period. Within U.S. equities, overweight allocations to growth stocks boosted returns, as did outperformance from our two core actively managed large cap funds. Timely allocations into Consumer Staples and Health Care late in the period were also additive. Detracting from returns were our overweight allocations to midcaps and Energy stocks. On the fixed income side, the fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions came from our short-term holdings in corporate bonds and Treasuries. Our long-term Treasury holding, which we hold more as an equity hedge, provided the biggest drag on our fixed income performance.

As expected, the fund held up extremely well during the two larger equity declines and we believe the fund is well positioned for today’s increasingly volatile capital markets.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Bond Funds	39.3%
Foreign Stock Funds	16.7%
Short-Term Investments	6.8%
Stock Funds	43.1%
Net Other Assets and Liabilities	(5.9)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Madison Core Bond Fund Class Y	12.4%
Madison Dividend Income Fund Class Y	11.5%
Madison Investors Fund Class Y	11.4%
Vanguard Short-Term Treasury ETF	8.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	5.9%
Baird Aggregate Bond Fund Institutional Shares	5.8%
Vanguard Growth ETF	4.8%
Vanguard Short-Term Corporate Bond ETF	4.2%
iShares 20+ Year Treasury Bond ETF	3.9%
Vanguard FTSE All-World ex-U.S. ETF	3.1%

Madison Funds | Management’s Discussion of Fund Performance - Madison Conservative Allocation Fund - continued | October 31, 2018

MADISON AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	0.06	6.82	6.32	8.99	-5.73	4.74	5.06	8.34
Class B Shares[3]	-0.74	6.01	5.52	8.33	-4.98	4.97	5.19	8.33
Class C Shares[4]	-0.74	6.01	5.51	0.082	-1.68	6.01	5.51	8.18
S&P 500 Index	7.35	11.52	11.34	13.24	NA	NA	NA	NA
Aggressive Allocation Fund Custom Index	1.27	7.62	6.87	10.10	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Aggressive Allocation Fund (Class A at NAV) returned 0.06% for the one-year period, compared to its benchmark Aggressive Allocation Fund Custom Index return of 1.27%. The fund performed in-line with its peers as measured by the Morningstar Aggressive Allocation category, which returned 0.03% for the period.

After a long absence, volatility reestablished itself with authority over the past twelve months. Markets entered 2018 juiced up on fresh U.S. fiscal stimulus provided by the sweeping tax law changes and what was, at the time, a broad-based synchronized global economic expansion. However, after making a seemingly parabolic 12% advance between mid-November 2017 and late January 2018, the S&P 500 experienced an abrupt 10% nosedive in a mere two weeks. Rising U.S. interest rates and concern over an even more restrictive Federal Reserve rate hike campaign appeared to be behind the newfound market concerns. By spring it was clear that economic growth in both Europe and China was slowing and failing to meet expectations. Talk of tariffs and a potential trade war sparked even greater worries on the global stage. The U.S. equity market was able to recover throughout the summer on the back of impressive earnings growth, assisted by the corporate tax cut. However, international markets continued to decline. Emerging markets were hit especially hard by the combination of a slowing China, stronger U.S. Dollar and a general tightening in financial conditions. In late September, turbulence returned as the markets took the turn of the season to fall quite literally, and the S&P 500 proceeded to drop nearly 10% by Halloween.

Despite the volatility, the S&P 500 returned a solid 7.4% over the one-year period. The overall return may have been strong, but the bulk of the advance was concentrated in a small set of high growth stocks. The rest of the market experienced much more muted results. Major asset class returns outside of U.S. equities were negative: international stocks (MSCI ACWI ex-USA Index) dropped -8.2%; emerging markets (MSCI EM Index) fell -12.5%; and bonds (Bloomberg Barclays U.S. Aggregate Bond Index), hurt by rising interest rates, also declined over the period returning -2.1%.

The fund entered the period with a modestly defensive equity underweight. Our equity composition was leaning a little too heavily on the international side early on, which detracted from returns. However, we quickly reallocated back toward the U.S. as our concerns grew over the potential for trade disruption. We also increased the use of dollar hedging, which aided performance as the dollar strengthened throughout the back half of the period. Within U.S. equities, overweight allocations to growth stocks boosted returns, as did outperformance from our two core actively managed large cap funds. Timely allocations into Consumer Staples and Health Care late in the period were also additive. Detracting from returns were our overweight allocations to midcaps and Energy stocks. On the fixed income side, the fund was rewarded for taking lower interest rate (duration) risk throughout the year as interest rates increased. The largest positive contributions came from our short-term holdings in corporate bonds and Treasuries. Our long-term Treasury holding, which we hold more as an equity hedge, provided the biggest drag on our fixed income performance.

As expected, the fund held up extremely well during the two larger equity declines and we believe the fund is well positioned for today’s increasingly volatile capital markets.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Bond Funds	19.5%
Foreign Stock Funds	23.3%
Short-Term Investments	5.3%
Stock Funds	56.0%
Net Other Assets and Liabilities	(4.0)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Madison Investors Fund Class Y	13.5%
Madison Dividend Income Fund Class Y	12.9%
Madison Core Bond Fund Class Y	7.4%
Vanguard Growth ETF	7.4%
Vanguard Short-Term Treasury ETF	5.9%
Vanguard FTSE All-World ex-U.S. ETF	4.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19%	3.9%
Vanguard Short-Term Corporate Bond ETF	3.5%
Invesco Optimum Yield Diversified Commodity Strategy	3.4%
Madison Large Cap Value Fund Class Y	3.3%

MADISON GOVERNMENT MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Government Money Market Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized by cash or government securities, including but not limited to the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporate, and Federal Farm Credit Banks.

The fund is a money market fund that seeks to maintain a stable net asset value (“NAV”) of $1.00 per share. The fund’s investments must have a remaining maturity of no more than 397 days and must be high quality. The fund maintains a dollar-weighted average portfolio maturity of 60 days or less.

Madison Funds | Management’s Discussion of Fund Performance - Madison Government Money Market Fund - continued | October 31, 2018

PERFORMANCE DISCUSSION

The Madison Government Money Market Fund (Class A) returned 1.08% for the prior twelve months, compared to a 1.67% return on the fund’s 90-day U.S. Treasury Bill benchmark. The Morningstar U.S. Fund Money Market -Taxable peer group returned 1.21% for the period.

The yield on the Madison Government Money Market Fund continues to move higher in response to ongoing increases in short-term interest rates by the Federal Reserve (Fed). We expect further increases in money market yields as the Fed continues to steer a path to monetary neutrality over the next twelve months. Fundamental factors, including solid economic growth, moderately rising inflation rates and a robust employment backdrop in the U.S. are supportive of further rate increases. We continue to position the fund with a short average maturity which allows the yield on the fund to respond quickly to market developments.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Fannie Mae	30.0%
Federal Home Loan Bank	27.3%
Freddie Mac	28.5%
Short-Term Investments	4.5%
U.S. Treasury Notes	9.5%
Net Other Assets and Liabilities	0.2%

MADISON TAX-FREE VIRGINIA FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	-1.52	0.70	2.04	3.33
ICE Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	-0.63	1.63	2.78	4.37

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free Virginia Fund (Class Y) returned -1.52% for the one-year period, underperforming the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned -0.63%. The Morningstar Municipal Single State Intermediate peer group returned -1.03% for the period.

The fund’s relative performance was impacted by its yield curve positioning, sector allocation and quality distribution. During the period, the fund was more heavily exposed to 4-to-8 year maturities where valuations adjusted downward more severely than other parts of the yield curve as interest rates rose. Also detracting from return was the fund’s conservative exposure to less-volatile sectors and lower-rated revenue bonds as riskier bonds experienced more of a decrease in risk premiums. Additive to performance was the fund’s greater than benchmark allocation to shorter maturities and a slight yield advantage.

We believe interest rates will continue to rise until the Fed reaches the so-called natural (or normalized) rate of interest. Economists (including those at the Fed) project short-term rates are apt to rise to somewhere between 2.75% and 3.25%, but only hindsight will tell us for sure. History suggests the Treasury yield curve is likely to move higher, although its shape may flatten as short-term rates move upward at a quicker pace than long-term rates. The wildcard is inflation – low inflation may support a flat curve while unexpectedly higher inflation may justify a steeper curve. The current Administration continues to add an element of uncertainty in how interest rates may respond to global trade negotiations, deregulation and federal spending. Undoubtedly, current and forthcoming policies will in some manner impact U.S. economic growth, tax revenue and (in a few cases) municipal credit strength.

Given our outlook, we are positioning bonds with less sensitivity to changes in interest rates and prefer tax-exempt bonds with known revenue streams as opposed to annual appropriations. In addition to essential service revenue bonds, we are also partial to issuers located in economically vibrant and diverse geographic locales. Specifically, we’ve become increasingly cautious about regions most susceptible to decreased economic growth, population migration and/or business relocation. We also positioned securities structured with less call risk which should help returns in a gradually rising rate environment.

We are watching for signals that may temporarily disrupt muni valuations should the typical summer slowdown manifest. Indications of such dislocations could include heightened illiquidity, increased volatility, growing credit concerns or weaker economic conditions. Municipal creditworthiness is not a forgone conclusion as tax-exempt bonds are prone to credit impairment and default, although less-so than corporate bonds. Of concern is how much the rating spectrum of state general obligation (GO) bonds has shifted downward. In the past few years, the bottom portion of the rating range has dropped from low single-A to low triple-B. Although market valuations have adjusted slightly, many state valuations remain too rich given they face long-term fiscal challenges. This rings true within Virginia where investor demand for in-state bonds, coupled with scarcity of bonds, have kept valuations toward lofty levels. Should valuations become more attractive we are prepared to position longer maturities which offer higher all-in yields while maintaining our high quality emphasis.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Airport	2.6%
Development	3.3%
Education	12.3%
Facilities	3.1%
General	11.5%
General Obligation	25.2%
Medical	6.6%
Multifamily Housing	6.2%
Power	4.3%
Transportation	9.5%
Utilities	1.6%
Water	11.7%
Net Other Assets and Liabilities	2.1%

Madison Funds | Management’s Discussion of Fund Performance - Madison Tax-Free Virginia Fund - continued | October 31, 2018

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.2%
Fairfax County Redevelopment & Housing Authority, 4.750%, 10/1/36	3.5%
Virginia Commonwealth Transportation Board, 5.0%, 3/15/25	2.8%
Chesterfield County Economic Development Authority, 5.0%, 5/1/23	2.7%
Commonwealth of Virginia, 5.0%, 6/1/23	2.7%
Virginia College Building Authority, 5.0%, 2/1/23	2.7%
Metropolitan Washington Airports Authority Revenue, 5.0%, 10/1/43	2.6%
County of Henrico VA Water & Sewer Revenue, 4.0%, 5/1/32	2.5%
Hampton Roads Transportation Accountability Commission, 5.0%, 7/1/42	2.5%
Norfolk Economic Development Authority, 5.0%, 11/1/36	2.5%

MADISON TAX-FREE NATIONAL FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. The primary difference between this fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	-1.56	0.95	2.37	3.52
ICE Bank of America Merrill Lynch 1-22 Yr Municipal Securities Index	-0.63	1.63	2.78	4.37

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Tax-Free National Fund (Class Y) returned -1.56% for the one-year period, underperforming the ICE Bank of America Merrill Lynch 1-22 Year Municipal Securities Index, which returned -0.63%. The Morningstar Muni National Long peer group returned -0.85%.

The fund’s relative performance was impacted by its yield curve positioning, sector allocation and quality distribution. During the period, the fund was more heavily exposed to 4-to-8 year maturities where valuations adjusted downward more severely than other parts of the yield curve as interest rates rose. Also detracting from return was the fund’s conservative exposure to less volatile sectors, lower-quality states and lower-rated revenue bonds as riskier bonds experienced more of a decrease in risk premiums. Additive to performance was the fund’s greater than benchmark allocation to shorter maturities and a slight yield advantage.

We believe interest rates will continue to rise until the Fed reaches the so-called natural (or normalized) rate of interest. Economists (including those at the Fed) project short-term rates are apt to rise to somewhere between 2.75% and 3.25%, but only hindsight will tell us for sure. History suggests the Treasury yield curve is likely to move higher, although its shape may flatten as short-term rates move upward at a quicker pace than long-term rates. The wildcard is inflation – low inflation may support a flat curve while unexpectedly higher inflation may justify a steeper curve. The current administration continues to add an element of uncertainty in how interest rates may respond to global trade negotiations, deregulation and federal spending. Undoubtedly, current and forthcoming policies will in some manner impact U.S. economic growth, tax revenue and (in a few cases) municipal credit strength.

Given our outlook, we are positioning bonds with less sensitivity to changes in interest rates and prefer tax-exempt bonds with known revenue streams as opposed to annual appropriations. In addition to essential service revenue bonds, we are also partial to issuers located in economically vibrant and diverse geographic locales. Specifically, we’ve become increasingly cautious about regions most susceptible to decreased economic growth, population migration and/or business relocation. We also positioned securities structured with less call risk, which should help returns in a gradually rising rate environment.

We are watching for signals that may temporarily disrupt muni valuations should the typical summer slowdown manifest. Indications of such dislocations could include heightened illiquidity, increased volatility, growing credit concerns or weaker economic conditions. Municipal creditworthiness is not a forgone conclusion as tax-exempt bonds are prone to credit impairment and default, although less-so than corporate bonds. Of concern is how much the rating spectrum of state general obligation (GO) bonds has shifted downward. In the past few years, the bottom portion of the rating range has dropped from low single-A to low triple-B. Although market valuations have adjusted slightly, many state valuations remain too rich given they face long-term fiscal challenges. Should valuations become more attractive we are prepared to position longer maturities which offer higher all-in yields while maintaining our high quality emphasis.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Alabama	1.3%	New Jersey	5.3%
California	0.6%	New York	3.5%
Colorado	2.0%	North Carolina	4.5%
Florida	11.2%	Ohio	2.4%
Georgia	3.5%	Oklahoma	2.3%
Hawaii	2.1%	Pennsylvania	1.7%
Illinois	5.0%	South Carolina	1.1%
Indiana	3.4%	Tennessee	0.5%
Iowa	3.1%	Texas	9.9%
Kansas	3.5%	Utah	1.4%
Kentucky	2.1%	Virginia	12.7%
Maryland	2.9%	Washington	1.0%
Michigan	3.6%	Wisconsin	3.1%
Missouri	4.2%	Net Other Assets and Liabilities	2.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

City of Margate FL, General Obligation, 5.0%, 7/1/25	3.8%
Virginia Commonwealth Transportation Board, 5.0%, 5/15/26	3.5%
Maple School District, General Obligation, 5.0%, 4/1/24	3.1%
City of Rockville MD, General Obligation, 5.0%, 6/1/24	2.9%
Cook County School District No. 111, General Obligation, 5.0%, 12/1/35	2.6%
City of Wichita KS, General Obligation, 5.0%, 12/1/24	2.5%
Orlando Utilities Commission, 5.0%, 10/1/22	2.5%
Cleveland-Cuyahoga County Port Authority, 5.0%, 7/1/24	2.4%
Hampton Roads Sanitation District, 5.0%, 10/1/36	2.4%
Western Regional Jail Authority, 5.0%, 12/1/34	2.4%

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2018

MADISON HIGH QUALITY BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objective through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the fund’s goals, the fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the fund. Under normal market conditions, the fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	-1.09	0.26	0.60	2.28
Bloomberg Barclays U.S. Intermediate Govt/Credit A+ Bond Index	-1.02	0.59	1.13	2.87

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison High Quality Bond Fund (Class Y) returned -1.09% for the one-year period, slightly lagging the benchmark Bloomberg Barclays U.S. Intermediate Government/Credit A+ Bond Index, which returned -1.02%. The fund underperformed the Morningstar Short-Term Bond category peer group’s return of 0.28% over the same period.

Income has returned to U.S. fixed income markets. Income in the form of higher interest rates across the yield curve, largely absent since the financial crisis, has reached levels we haven’t seen in nearly a decade. Strong and consistent economic growth, tightening labor markets, along with methodical Federal Reserve (Fed) monetary policy normalization continue to fuel higher rates. Recent months have brought increased volatility as trade rhetoric and approaching mid-term elections dominate the newswires. As we head into the final months of 2018, we are excited by the opportunities presented by high quality fixed income markets.

Over the past 12 months, interest rates moved steadily higher, with short-term yields moving more quickly than long-term. Much of this move was attributable to the markets pricing in future Fed rate hikes. Against a backdrop of consistently strong economic growth and tight labor markets, interest rates on two-year Treasuries rose 126 basis points to end the period at 2.87% while ten-year rates rose 76 basis points to end the period at 3.14%.

Looking forward, our work suggests the case for continued growth is intact. With that growth, we expect the Fed will continue to normalize interest rates. The Fed’s estimate for growth was revised slightly higher at the September Federal Open Market Committee (FOMC) meeting from 2.8% to 3.1% for all of 2018. As Fed Chairman Powell likes to remind us, longer term projections are nebulous at best, but it is noteworthy that the Fed currently sees no signs of impending recession.

Despite continued stable growth in the domestic economy, concerns remain that slowing global growth could influence U.S companies doing business abroad. While the economy has thus far weathered the initial effects of tariffs, the full impact has likely not been fully felt. The threat of additional tariffs and prolonged protectionist policies remain a potential headwind to growth. New concerns over Italy’s defiant budget approach to European Union guidelines and concerns over some emerging market participants, while contained thus far, could bolster market volatility.

While we are more likely closer to the end of the interest cycle than the beginning, we still see economic momentum taking interest rates higher. In our view the Fed has further work to do in its effort to normalize yields at a neutral level. Our expectation is for the yield curve to shift higher, flattening further. We will continue to opportunistically position the High Quality Bond Fund, while remaining highly selective in the credits we hold. Further, we believe that positioning portfolio holdings further out the yield curve, given the upward adjustment in the yields, provides opportunities to earn meaningful income in high quality portfolios.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Consumer Discretionary	4.4%
Consumer Staples	1.7%
Energy	1.7%
Fannie Mae	4.3%
Financials	16.0%
Freddie Mac	4.4%
Health Care	3.3%
Industrials	0.6%
Information Technology	11.5%
Real Estate	2.0%
Short-Term Investments	1.3%
U.S. Treasury Notes	48.4%
Net Other Assets and Liabilities	0.4%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

U.S. Treasury Note, 2.500%, 8/15/23	4.9%
U.S. Treasury Note, 2.125%, 5/15/25	4.8%
U.S. Treasury Note, 2.375%, 5/15/27	4.7%
Freddie Mac, 2.375%, 1/13/22	4.4%
Fannie Mae, 1.375%, 10/7/21	4.3%
U.S. Treasury Note, 1.625%, 5/31/23	4.2%
U.S. Treasury Note, 2.625%, 11/15/20	3.9%
U.S. Treasury Note, 2.375%, 8/15/24	3.5%
U.S. Treasury Note, 3.625%, 2/15/20	3.4%
U.S. Treasury Note, 1.500%, 3/31/19	3.3%

MADISON CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

Madison Funds | Management’s Discussion of Fund Performance - Madison Core Bond Fund - continued | October 31, 2018

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 4/19/13 Inception	1 Year	3 Years	Years 5	Years 10
Class A Shares[2]	-2.45	0.90	1.41	2.75	–	-6.82	-0.65	0.48	2.27
Class B Shares[3]	-3.18	0.11	0.64	2.14	–	-7.47	-1.00	0.27	2.14
Class Y Shares[6]	-2.12	1.13	1.66	3.01	–	–	–	–	–
Class R6 Shares[7]	-2.11	1.26	1.76	–	1.24	–	–	–	–
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05	1.04	1.83	3.94	1.32	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Core Bond Fund (Class Y) returned -2.12% for the one-year period, lagging the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index®, which fell -2.05%. The fund underperformed the Morningstar Intermediate-Term Bond peer group, which returned -1.91% for the period.

The fund’s performance versus its benchmark was driven by a yield and carry advantage, strong performance within securitized products and defensive duration positioning versus the benchmark. The fund carried a yield advantage over the benchmark of 20 to 25 basis points throughout the past year. The yield advantage was a function of the fund having an overweight of 10-12% in corporate bonds versus the index and owning a small amount of high yield bonds. The fund also held 5% in taxable municipal bonds, which act as a corporate bond surrogate.

The fund’s securitized allocation significantly outperformed the Bloomberg Barclay’s U.S. Securitized Index® over the one-year period. An overweight to fleet lease asset-backed securities (ABS) and subordinate credit card ABS both helped performance. The fund also held more fifteen and twenty-year mortgage backed securities (MBS) which outperformed thirty-year MBS on a total return basis over the trailing year.

Finally, the fund had a lower duration during the one-year period as interest rates rose significantly. Since October 2017, the two-year, ten-year and thirty-year Treasury yield rose roughly 127, 76 and 51 basis points, respectively. The fund’s duration was between 83% and 93% of the benchmark’s duration for a majority of the last year. The fund’s underweight to twenty- and thirty-year bonds produced a slight drag on performance but the overall shorter duration versus the benchmark had a much greater impact.

Looking forward, the fund will look to reduce the underweight to twenty- and thirty-year bonds if interest rates continue to rise. Inflation pressures slowly built during the third quarter of 2018, which increased term premiums for intermediate and long-term bond yields. We believe this will continue into the medium-term. Additionally, the fund will continue to reduce credit risk where opportunities arise. The credit markets are in the later stages of their cycle and the fund is actively looking for trade opportunities to sell credit risk and rotate into lower-risk sectors such as residential mortgages, commercial mortgages or asset back securities.

Under normal market conditions, the fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Asset Backed Securities	6.0%
Collateralized Mortgage Obligations	3.1%
Commercial Mortgage-Backed Securities	3.7%
Corporate Notes and Bonds	36.9%
Long Term Municipal Bonds	5.4%
Mortgage Backed Securities	20.5%
Short-Term Investments	2.1%
U.S. Government and Agency Obligations	21.8%
Net Other Assets and Liabilities	0.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

U.S. Treasury Note, 2.625%, 11/15/20	1.9%
U.S. Treasury Note, 3.125%, 5/15/21	1.8%
U.S. Treasury Note, 1.750%, 9/30/22	1.7%
U.S. Treasury Note, 2.0%, 2/15/23	1.7%
U.S. Treasury Bond, 6.625%, 2/15/27	1.5%
U.S. Treasury Note, 2.125%, 3/31/24	1.4%
County of Palm Beach FL Revenue, 5.0%, 11/1/33	1.2%
East Baton Rouge Sewerage Commission Revenue, 6.087%, 2/1/45	1.2%
U.S. Treasury Note, 2.250%, 11/15/25	1.2%
FHLMC Multifamily Structured Pass Through Certificates, 2.653%, 8/25/26	1.1%

MADISON CORPORATE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Corporate Bond Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. Under normal market conditions, the fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The fund expects to maintain an average overall portfolio quality of BBB or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Bloomberg Barclays U.S. Corporate Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Madison Funds | Management’s Discussion of Fund Performance - Madison Corporate Bond Fund - continued | October 31, 2018

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	-3.11	2.03	2.33	4.85
Bloomberg Barclays U.S. Corporate Bond Index	-3.02	2.47	2.94	6.91

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Corporate Bond Fund (Class Y) posted a -3.11% total return for the year period versus the Bloomberg Barclays U.S. Corporate Bond Index®, which posted a -3.02% total return. The fund underperformed its peer group, the Morningstar Corporate Bond category, which posted a -2.72% total return over the one-year time period.

Versus its benchmark, the fund benefited from its shorter-than-benchmark duration positioning and underweight to thirty-year securities. Interest rates rose and corporate bond spreads widened during the time period, which caused longer-term bonds to underperform shorter-term bonds. The fund also benefited from owning high yield bonds, which significantly outperformed investment grade bonds. The fund focused heavily on the new issue market where yield premiums were more attractive than those available in the secondary market. The flattening of the Treasury curve and the fund’s slight under-yield were the main detractors from relative performance to the benchmark. Versus the peer group, the fund under-performed largely due to a smaller weighting in lower-quality high yield bonds. On a duration basis, the fund continues to have an underweight to the thirty-year part of the yield curve, as we believe overall yields and credit spreads on corporate bonds remain too low given that we are in the latter stages of the credit cycle. Despite having a significantly lower duration than the benchmark, the fund is currently only slightly under-yielding the benchmark.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Communication Services	5.5%
Consumer Discretionary	10.5%
Consumer Staples	1.2%
Energy	14.3%
Financials	36.8%
Health Care	5.1%
Industrials	9.0%
Information Technology	5.7%
Long Term Municipal Bonds	2.1%
Materials	3.7%
Real Estate	3.5%
Short-Term Investments	1.5%
Utilities	0.4%
Net Other Assets and Liabilities	0.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Valero Energy Corp., 6.625%, 6/15/37	2.0%
Affiliated Managers Group Inc., 4.250%, 2/15/24	1.5%
Prudential Financial Inc., 3.500%, 5/15/24	1.5%
JPMorgan Chase & Co., 3.125%, 1/23/25	1.4%
Huntington National Bank/The, 3.550%, 10/6/23	1.3%
KeyCorp, 5.100%, 3/24/21	1.3%
Marathon Petroleum Corp., 5.125%, 3/1/21	1.3%
Regions Financial Corp., 3.200%, 2/8/21	1.3%
Citigroup Inc., 2.700%, 10/27/22	1.2%
PNC Bank NA, 2.450%, 7/28/22	1.2%

MADISON HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Income Fund invests primarily in lower-rated, higher-yielding, income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to economic outlook. Under normal market conditions, the fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	-1.42	4.28	3.11	7.72	-5.83	2.69	2.16	7.23
Class B Shares[3]	-2.25	3.50	2.33	7.09	-6.47	2.41	2.03	7.09
Class Y Shares[6]	-1.32	4.54	3.40	8.02	–	–	–	–
ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index	0.86	6.65	4.69	11.20	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison High Income Fund (Class A at NAV) returned -1.42% over the twelve-month period, underperforming the ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index benchmark return of 0.86%. The fund underperformed the Morningstar High Yield Bond category peer group, which returned 0.13% over the same period.

The high yield market experienced its third consecutive full-year of positive total returns. We believe gains have been supported by positive fundamental and economic data, along with a favorable political backdrop, which has offset the negative impact of rising interest rates.

Within the high yield rating categories, CCC-rated bonds had the best annual total return at 3.71%, while B-rated bonds experienced a 1.65% total return and BB-rated bonds trailed at -0.90%. The outperformance by the CCC category had a negative impact on fund performance as we were underweight lower quality bonds. We intend to maintain our bias towards higher quality credit and a relatively higher cash position, particularly given the currently unattractive valuations of lower-rated high yield bonds.

On a sector level, the fund had underexposure to two of the largest sectors in high yield, Healthcare and Telecommunications, both of which substantially outpaced the overall market return. The fund also underperformed in its bond selection within the Services, Consumer Goods and Energy sectors. Partially offsetting these negatives, the fund had a positive contribution to performance from lower exposure to the Automotive, Banking and Basic Industry sectors, all of which underperformed the overall market. The fund also benefited from bond selection in the Basic Industry

Madison Funds | Management’s Discussion of Fund Performance - Madison High Income Fund - continued | October 31, 2018

and Leisure sectors. The higher cash balance over the period had an immaterial impact on overall performance.

Going forward, the fund will continue to emphasize BB-rated and B-rated corporate bonds. Given unattractive high yield bond valuations, we believe conservative positioning remains prudent as there is likely limited potential upside while the potential downside is substantial. That said, the strong economy continues to be supportive and corporate profits are likely to be relatively stable in the near-term, although the political agenda is not likely to be as much of a catalyst going forward. We expect the Federal Reserve will continue to implement interest rate hikes in upcoming quarters with the frequency of hikes depending on many factors.

Regarding our market outlook for the next year, we anticipate high yield’s total return could be flat to down modestly. Thus, we anticipate a potential decline in bond prices could more than offset the positive return generated by the coupon income. At the sector level, we enter the year with an overweight in Consumer Goods and Services. We also have a modest overweight in Media and Retail. Our largest underweighted sectors include Healthcare, Basic Industry and Telecom. Our portfolio also has roughly half the exposure to CCC-rated bonds as does the Index.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Communication Services	4.2%
Consumer Discretionary	18.4%
Consumer Staples	9.2%
Energy	17.5%
Financials	10.0%
Health Care	5.6%
Industrials	16.5%
Information Technology	0.5%
Materials	3.8%
Real Estate	2.0%
Short-Term Investments	14.9%
Utilities	3.6%
Net Other Assets and Liabilities	(6.2)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

State Street Navigator Securities Lending Government Money Market Portfolio, 2.16%	7.5%
Unit Corp., 6.625%, 5/15/21	3.0%
Rayonier AM Products Inc., 5.500%, 6/1/24	2.6%
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	2.5%
Iron Mountain Inc., 5.750%, 8/15/24	2.0%
Murphy Oil USA Inc., 5.625%, 5/1/27	2.0%
American Midstream Partners L.P. / American Midstream Finance Corp., 9.500%, 12/15/21	1.9%
Carrizo Oil & Gas Inc., 6.250%, 4/15/23	1.9%
GameStop Corp., 6.750%, 3/15/21	1.7%
Nielsen Finance LLC / Nielsen Finance Co., 5.0%, 4/15/22	1.7%

MADISON DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds may constitute up to 80% of the fund’s assets, stocks will constitute up to 70% of the fund’s assets, real estate securities will constitute up to 25% of the fund’s assets, foreign stocks and bonds will constitute up to 25% of the fund’s assets and money market instruments may constitute up to 25% of the fund’s assets. Although the fund is permitted in invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund’s assets.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception	1 Year	3 Years	5 Years	10 Years	Since 7/31/12 Inception
Class A Shares[2]	3.63	7.12	6.17	8.05	–	-2.32	5.03	4.91	7.41	–
Class B Shares[3]	2.77	6.33	5.36	7.40	–	-1.73	5.28	5.03	7.40	–
Class C Shares[4]	2.77	6.31	5.36	–	6.31	1.77	6.31	5.36	–	6.31
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	-2.07	1.04	1.89	3.95	7.55	NA	NA	NA	NA	NA
S&P 500® Index	7.35	11.52	11.34	13.24	1.38	NA	NA	NA	NA	NA
Custom Blended Index (50% Fixed 50% Equity)	2.71	6.28	6.67	8.77	13.78	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Diversified Income Fund (Class A at NAV) returned 3.63% for the one-year period, beating its blended benchmark index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500® Index) which returned 2.71%. The fund beat its Morningstar Moderate Allocation category peer group, which advanced 0.15% over the last year.

The equity portion of the Madison Diversified Income Fund performed well compared to the S&P 500 Index. Sector allocation was detractive and stock selection was strong. For sector allocation, underweight positions in Technology and Consumer Discretionary adversely impacted the portfolio. In terms of stock selection, there were positive results in Industrials, Health Care, Materials, Technology, Financials and Communication Services, while there were negative results in Energy, Consumer Staples and Consumer Discretionary. In Materials, industrial gas distributor Praxair (PX) was the most additive stock in the portfolio. Within Financials, exchange operator CME Group (CME) was the best performing stock in the portfolio. In Consumer Discretionary, off-price retailer TJX Companies (TJX) contributed nicely to performance. Within Technology, internet router and software firm Cisco Systems (CSCO) outperformed the market. Another notable outperforming stock was pharmaceutical company Merck (MRK) in Health Care. On the negative side, in Energy, oilfield service firm Schlumberger (SLB) was the worst performing stock in the portfolio. Within Consumer Discretionary, cruise line operator Carnival (CCL) was the most detractive stock in the portfolio. Other notable underperforming stocks include analog semiconductor manufacturer Analog Devices (ADI) in Technology, property and casualty insurance firm Chubb (CB) in Financials, and coffee and pet food manufacturer J.M. Smucker (SJM) in Consumer Staples. The fund continues to hold all stocks mentioned above.

Madison Funds | Management’s Discussion of Fund Performance - Madison Diversified Income Fund - continued | October 31, 2018

The fixed income portion of the Madison Diversified Income Fund also performed well over the last 12 months compared to the Bank of America Merrill Lynch US Corporate, Government, and Mortgage Index. Fixed income performance was significantly aided by the fund maintaining a more conservative duration posture relative to the benchmark during a period of rising interest rates. This conservative duration positioning helped protect principal during the trailing 12 months as 10-year U.S. Treasury rates rose from 2.37% (10/31/17) to 3.14% (10/31/18). The largest detractor to performance over the period was a significant flattening in the yield curve as short-term rates rose more quickly than long-term rates.

The Madison Diversified Income Fund remains well equipped to navigate a dynamic and changing investment landscape. The fund remains positioned with high quality stocks, and a conservative maturity posture and meaningful allocation to domestic credit and mortgage sectors in bonds. The Diversified Income Fund’s approach to both interest rate risk and sector allocations risk will help to protect client principal and provide the flexibility required to take advantage of opportunities as markets adjust to higher interest rates and equity market volatility.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Asset Backed Securities	1.9%
Collateralized Mortgage Obligations	1.0%
Commercial Mortgage-Backed Securities	0.9%
Common Stocks	64.9%
Corporate Notes and Bonds	12.4%
Long Term Municipal Bonds	2.1%
Mortgage Backed Securities	6.5%
Short-Term Investments	2.6%
U.S. Government and Agency Obligations	7.5%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Johnson & Johnson	2.7%
Exxon Mobil Corp.	2.6%
Medtronic PLC	2.6%
Linde PLC	2.5%
Verizon Communications Inc.	2.5%
Merck & Co. Inc.	2.4%
Pfizer Inc.	2.2%
Procter & Gamble Co./The	2.2%
US Bancorp	2.0%
Wells Fargo & Co.	2.0%

MADISON COVERED CALL & EQUITY INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund invests, under normal market conditions, primarily in common stocks of large-and mid-capitalization companies that are, in the view of the fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio manager’s ongoing assessment of the attractiveness of writing call options on the fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the fund by providing downside protection.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	Since 10/30/09 Inception	Since 7/31/12 Inception	1 Year	3 Years	5 Years	Since 10/30/09 Inception	Since Inception 7/31/12
Class A Shares[2]	3.96	4.73	4.54	6.18	–	-2.00	2.68	3.31	5.48	–
Class C Shares[4]	3.21	3.94	3.76	–	5.27	2.26	3.94	3.76	–	5.27
Class Y Shares[6]	4.29	5.02	4.81	6.43	–	–	–	–	–	–
Class R6 Shares[7]	4.37	5.14	4.95	–	6.46	–	–	–	–	–
S&P 500® Index	7.35	11.52	11.34	13.56	13.78	NA	NA	NA	NA	NA
CBOE S&P 500
BuyWrite® Index	3.16	6.80	7.03	7.74	7.00	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Covered Call & Equity Income Fund (Class Y) returned 4.29% for the one-year period, beating the passive strategy of its covered call benchmark, The CBOE S&P 500 Buy/Write® Index (BXM), which returned 3.16%. The fund also outperformed its Morningstar Options-Based category peer group, which returned -0.91% over the same period.

Volatility has returned to U.S. equity markets. All of 2017 was characterized by a very strong and relentless bull market which picked up steam as the year came to a close. The rally intensified in a parabolic fashion in January of 2018 until a relatively rare event occurred – the market corrected. The 10%+ correction in late January/early February was the first real hiccup in the longstanding bull market since early 2016. A subsequent rally was followed by another air pocket which retested the previous lows. Then, all seemed forgiven as the market rallied through the spring and summer months, reaching all-time highs in early September before rolling over into another 10% correction in October. Trade tensions, slowing global growth, political uncertainty and a pinch of market fatigue have seemingly weighed on investors who have become more skeptical of the market’s ability to sustain its long uptrend. As a conservative and hedged investment strategy, the fund has maintained this skepticism for quite some time and as the foundation of the bull market seems to be weakening, the conviction of our defensive focus grows stronger. Despite lagging the still positive returns of the S&P 500 over the past year, the performance gap has narrowed significantly. Importantly, the fund outperformed its primary benchmark, the CBOE S&P Buy/Write Index® (BXM) by over 100 basis points (net of all fees and expenses).

During the period, stock selection within the fund was a very strong contributor to total performance and it came from a diverse group of holdings. A top contributor was Nordstrom as the high quality retailer rebounded from the general malaise that has threatened its weaker mall-based competitors. Technology holdings Seagate Technology and Ciena also performed very strongly, as did NRG Energy, an independent power producer, and Steel Dynamics, a diversified steel producer. Partially offsetting the strong overall stock performance was weakness in consumer driven companies that were impacted by trade tensions including Whirlpool and General Motors. On the Healthcare front, Baxter International weakened

Madison Funds | Management’s Discussion of Fund Performance - Madison Covered Call & Equity Income Fund - continued | October 31, 2018

late in the period on an unexpectedly soft quarterly earnings report and Cerner underperformed earlier in the year on uncertainty over the timing of a large contract with the Veteran’s Administration. On the Energy front, Baker Hughes has been held back due to the uncertainty surrounding the expected disposition of majority holder General Electric’s large stake.

From a sector allocation perspective, the fund’s general overweight in Materials stocks was punished by the constantly changing status of the global trade conflict. Given the uncertainty, and the resulting strength of the U.S. dollar, the sector was the worst performer within the S&P 500® Index over the period and was the primary detractor from sector allocation. Despite the increased volatility over the course of the period, the market managed an upper single digit return and cash held during the year was a small drag on performance. Similarly, the call option overlay, while helping in market downtrends, also dampens performance during the uptrends. From an income generation perspective, the fund has continued to generate a very attractive yield which is within our expected range.

Covered call writing, as a strategy, is designed to provide a level of protection from uncertain and volatile equity markets. For the first time in many years, such an environment appears to be asserting itself and the benefits of a more defensive investment approach are being increasingly valued. We remain steadfastly committed to maintaining a very high quality equity portfolio with a high level of call option coverage in order to stay true to the purpose and objectives of your fund.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 10/31/18

Communication Services	5.7%
Consumer Discretionary	6.3%
Consumer Staples	4.1%
Energy	11.8%
Exchange Traded Funds	4.2%
Financials	8.7%
Health Care	11.5%
Industrials	2.9%
Information Technology	14.3%
Materials	9.8%
Short-Term Investments	17.0%
Utilities	3.7%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Microsoft Corp.	3.5%
CenturyLink Inc.	3.4%
Alphabet Inc., Class C	3.3%
First Data Corp.	2.9%
Invesco DB Gold Fund	2.8%
Baxter International Inc.	2.8%
QUALCOMM Inc.	2.7%
CVS Health Corp.	2.6%
Nordstrom Inc.	2.6%
T-Mobile U.S. Inc.	2.5%

MADISON DIVIDEND INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the fund’s net assets will be invested in dividend paying equity securities. The fund typically owns 30-60 securities which generally have a dividend yield of at least the S&P 500’s average yield, a strong balance sheet, a dividend that has been maintained and likely to increase and trades at a high relative dividend yield due to issues viewed by the adviser as temporary, among other characteristics.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y Shares[6]	7.35	11.56	9.70	11.57
S&P 500® Index	7.35	11.52	11.34	13.24
Lipper Equity Income Funds	3.35	9.03	8.24	11.11

See accompanying Notes to Management’s Discussion of Fund Performance.

In addition to the S&P 500® broad-based market index reflected in the above chart and table, the Lipper Equity Income Funds Index has been added because of the Fund’s focus on above average dividend yield stocks.

Madison Dividend Income Fund (Class Y) returned 7.35% for the annual period, matching its benchmark S&P 500® Index, which advanced 7.35%. The fund outperformed its Morningstar Large Value category peer group, which returned 3.20% over the same period.

Relative to the index, sector allocation was detractive and stock selection was strong. For sector allocation, underweight positions in Technology and Consumer Discretionary adversely impacted the fund. In terms of stock selection, there were additive results in Industrials, Health Care, Materials, Technology, Financials and Communication Services, while there were detractive results in Energy, Consumer Staples and Consumer Discretionary. In Materials, industrial gas distributor Praxair (PX) was the most additive stock in the fund. Within Financials, exchange operator CME Group (CME) was the best performing stock in the fund. In Consumer Discretionary, off-price retailer TJX Companies (TJX) contributed nicely to performance. Within Technology, internet router and software firm Cisco Systems (CSCO) outperformed the market. Another notable outperforming stock was pharmaceutical company Merck (MRK) in Health Care. On the negative side, in Energy, oilfield service firm Schlumberger (SLB) was the worst performing stock in the portfolio. Within Consumer Discretionary, cruise line operator Carnival (CCL) was the most detractive stock in the portfolio. Other notable underperforming stocks include analog semiconductor manufacturer Analog Devices (ADI) in Technology, property and casualty insurance firm Chubb (CB) in Financials, and coffee and pet food manufacturer J.M. Smucker (SJM) in Consumer Staples. The fund continues to hold all stocks mentioned above.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Communication Services	5.0%
Consumer Discretionary	8.8%
Consumer Staples	12.6%
Energy	8.5%
Financials	14.1%
Health Care	18.7%
Industrials	10.9%
Information Technology	10.4%
Materials	3.6%
Short-Term Investments	3.7%
Utilities	3.7%
Net Other Assets and Liabilities	0.0%

Madison Funds | Management’s Discussion of Fund Performance - Madison Dividend Income Fund - continued | October 31, 2018

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Johnson & Johnson	3.9%
Exxon Mobil Corp.	3.8%
Medtronic PLC	3.8%
Verizon Communications Inc.	3.8%
Linde PLC	3.6%
Merck & Co. Inc.	3.5%
Pfizer Inc.	3.3%
Procter & Gamble Co./The	3.3%
U.S. Bancorp	3.0%
Wells Fargo & Co.	2.9%

MADISON LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries. The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values. The fund generally holds 25-60 individual securities in its portfolio at any given time.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	1.10	8.03	7.25	9.45	-4.73	5.91	5.99	8.80
Class B Shares[3]	0.29	7.19	6.44	8.79	-3.79	6.31	6.18	8.79
Class Y Shares[6]	1.30	8.27	7.51	9.71	–	–	–	–
Russell 1000® Value Index	3.03	8.88	8.61	11.30	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Large Cap Value Fund (Class A at NAV) returned 1.10% for the twelve-month period, underperforming its benchmark, the Russell 1000 Value® Index, which advanced 3.03%. The fund’s Morningstar Large Value category peer group returned 3.20% for the same period.

Relative to the index, sector allocation was detractive while stock selection was additive. For sector allocation, underweight positions in Materials and Telecommunication Services negatively impacted results, which were partially offset by an overweight position in Utilities. In terms of stock selection, there were additive results in Industrials, Utilities and Telecommunication Services, while Energy, Real Estate and Health Care detracted from relative performance. In Industrials, engineering and construction firm Jacobs Engineering (JEC) contributed nicely to results. Within Utilities, independent power producer NRG Energy (NRG) was the best performing and most additive stock in the fund, and power generation firm AES (AES) was also additive to performance. In Materials, iron ore producer Cleveland-Cliffs (CLF) was a strong performing stock, while hard disk drive manufacturer Seagate Technology (STX) was another notable outperforming stock. On the negative side, in Energy, oilfield services firm Haliburton (HAL) was the most detractive stock in the fund. Oil producer Canadian Natural Resources (CNQ) was another stock that underperformed in that sector. Within Materials, gold producer Newmont Mining (NEM) negatively impacted the fund, along with chemical and agricultural firm Dow DuPont (DWDP). Lastly, within Healthcare, medical device manufacturer Baxter International (BAX) held back results. The fund sold CNQ, HAL, NEM and STX and continues to hold the other stocks mentioned above.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Communication Services	6.2%
Consumer Discretionary	4.1%
Consumer Staples	8.0%
Energy	13.0%
Financials	14.4%
Health Care	16.5%
Industrials	5.6%
Information Technology	4.3%
Materials	8.6%
Real Estate	1.6%
Short-Term Investments	6.6%
Utilities	14.4%
Net Other Assets and Liabilities	(3.3)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

AES Corp.	5.8%
Jacobs Engineering Group Inc.	5.6%
Archer-Daniels-Midland Co.	5.2%
Eli Lilly & Co.	5.1%
EOG Resources Inc.	5.0%
CenturyLink Inc.	4.8%
Medtronic PLC	4.8%
JPMorgan Chase & Co.	4.7%
NRG Energy Inc.	4.4%
Cleveland-Cliffs Inc.	4.3%

MADISON INVESTORS FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies selected via bottom-up fundamental analysis. The fund typically owns 25-40 securities which have demonstrated stable revenue and earnings growth patterns, have high profitability metrics, and have maintained proportionately low levels of debt. A rigorous analytical process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been exceeded, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

Madison Funds | Management’s Discussion of Fund Performance - Madison Investors Fund - continued | October 31, 2018

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 4/19/13 Inception	1 Year	3 Years	5 Years	Since 4/19/13 Inception
Class A Shares[2]	8.50	12.20	11.14	–	2.24	10.01	9.83	–	10.01
Class Y Shares[6]	8.75	12.47	11.41	12.69	–	–	–	–	–
Class R6 Shares[7]	8.90	12.68	11.63	–	–	–	–	–	–
S&P 500® Index	7.35	11.52	11.34	13.24	NA	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Investors Fund (Class Y) returned 8.75% for the year ended, outperforming the S&P 500® Index advance of 7.35% for the same period. The fund modestly outperformed its Morningstar Large Growth peer group, which averaged 8.58%.

The period was characterized by strong return performance for faster growing, higher valuation multiple stocks (“growth stocks”) and more modest returns for all other stocks. The fund managers found opportunities to sell and trim portfolio stocks with growth stock characteristics and to add stocks at more reasonable valuation levels. This activity led to fund turnover of over 35%, which is near the top end of the fund’s expected annual turnover range. We believe the turnover has been productive because it related to improving the risk-reward proposition of the fund.

For the year, the fund enjoyed strong returns from its holdings in the Industrial sector, which was its best performing sector. This is attributable to the fact that most of the fund’s Industrial holdings are service companies rather than cyclical, heavy-industry businesses. These Industrial service holdings posted strong sales and earnings performances over the past year. The fund also enjoyed good returns from its Specialty Retail holdings. We believe widespread pessimism in 2017 encompassing retailers perceived to be victims of Amazon.com created investment opportunities for some retail stocks that were competitively well-positioned. The retail investments the fund established during this time bore fruit in 2018.

The fund’s Financials, Consumer Staples, Materials, and Health Care holdings experienced returns that were similar to the corresponding benchmark sectors such that these sectors were roughly neutral to relative performance.

The Information Technology Sector was a strong sector for the S&P 500 over the past year. The fund’s holdings in the sector underperformed their benchmark comparison in aggregate. The portfolio managers added an Information Technology consulting stock and an analog semiconductor stock over the course of the year that we expect to contribute positively to future returns.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Consumer Discretionary	19.0%
Consumer Staples	2.0%
Financials	14.2%
Health Care	15.6%
Industrials	10.4%
Information Technology	21.7%
Materials	8.1%
Real Estate	3.8%
Short-Term Investments	5.2%
Net Other Assets and Liabilities	0.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Jacobs Engineering Group Inc.	5.6%
US Bancorp	5.1%
PPG Industries Inc.	4.8%
Novartis AG	4.2%
TJX Cos. Inc./The	4.1%
Henry Schein Inc.	4.0%
Berkshire Hathaway Inc., Class B	3.9%
American Tower Corp.	3.8%
Brookfield Asset Management Inc., Class A	3.7%
Alphabet Inc., Class C	3.6%

MADISON MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such midcap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund’s portfolio managers believe in selecting stocks for the fund that show steady, sustainable growth and reasonable valuation. The fund generally holds 25-40 individual securities in its portfolio at any given time. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge					% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	Since 4/19/13 Inception	1 Year	3 Years	5 Years	Since 4/19/13 Inception
Class A Shares[2]	8.15	9.40	8.92	–	10.38	1.95	7.28	7.63	9.21
Class B Shares[3]	7.21	8.53	8.09	–	9.53	2.71	7.53	7.82	9.42
Class Y Shares[6]	8.55	9.81	9.28	12.98	–	–	–	–	–
Class R6 Shares[7]	8.71	10.07	9.60	–	–	–	–	–	–
Russell Midcap® Index	2.79	9.04	8.97	14.19	11.02	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

Madison Funds | Management’s Discussion of Fund Performance - Madison Mid Cap Fund - continued | October 31, 2018

The Madison Mid Cap Fund (Class Y) returned 8.55% for the annual period, outperforming its benchmark Russell Midcap® Index return of 2.79%. The fund outperformed its peer group, the Morningstar Mid-Cap Growth category, which returned 5.19% for the same period.

Strong stock selection helped to overcome unfavorable sector allocation during the past 12 months. The Mid Cap Fund was underweight in the three strongest sectors of the benchmark – Communication Services, Consumer Staples and Information Technology. We were also hurt by an overweighting in Materials, which was the worst performing sector. Excellent relative performances from our holdings in Industrials, Consumer Discretionary and Financials more than offset these allocation headwinds. Our top individual contributors were Copart, O’Reilly Automotive, Ross Stores, TJX Companies and CDW. Our largest detractors were Crown Holdings, Axalta Coating Systems, Mohawk Industries, Arch Capital and CarMax.

Copart is an auctioneer of salvaged cars. Copart delivered another year of healthy unit volume growth. The robust performance was driven by strength in both core domestic salvage operations and non-salvage operations. CDW is a value-added distributor selling hardware, software and services from thousands of vendors. The company is benefitting from secular growth in Information Technology spending. O’Reilly Automotive owns and operates auto parts stores. In its latest quarterly results, O’Reilly saw same-store sales growth pick up to slightly more than 4%. This level is just about in-line with O’Reilly’s historical average. The stock price has closely followed this improvement in sales. Ross Stores and TJX Companies both operate off-price retail concepts. Off-price retail has consistently taken share from department stores and specialty apparel stores due to its affordable, exciting and ever-changing assortment of merchandise.

Crown Holdings, a global can maker, surprised investors last December when they decided to lever up and acquire a transit packaging company. This news was disappointing, but valuation is now extremely cheap, the integration has gone well and the core business is growing nicely. The recent spike in oil prices has weighed on margins at Mohawk and Axalta. Both of these businesses rely heavily on petroleum-derived inputs in their manufacturing processes. This raw material inflation is largely a cyclical phenomenon. We believe Mohawk and Axalta will eventually improve profitability through price increases and productivity initiatives.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Consumer Discretionary	30.3%
Consumer Staples	0.8%
Energy	0.9%
Financials	22.5%
Health Care	7.3%
Industrials	13.0%
Information Technology	9.1%
Materials	6.3%
Real Estate	2.7%
Short-Term Investments	7.5%
Net Other Assets and Liabilities	(0.4)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Arch Capital Group Ltd.	5.3%
CDW Corp.	5.3%
Liberty Broadband Corp., Class C	4.9%
Markel Corp.	4.6%
Dollar Tree Inc.	4.5%
Brown & Brown Inc.	4.0%
Henry Schein Inc.	3.9%
O’Reilly Automotive Inc.	3.9%
CarMax Inc.	3.8%
Expeditors International of Washington Inc.	3.8%

MADISON SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS
The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the fund will maintain at least 80% of its net assets in such small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average. Under normal circumstances, the fund will generally hold 60-90 individual securities in its portfolio at any given time.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	-3.00	5.53	5.38	11.28	-8.55	3.47	4.14	10.63
Class B Shares[3]	-3.68	4.74	4.60	10.64	-7.70	3.68	4.27	10.64
Class Y Shares[6]	-2.73	5.78	5.64	11.54	–	–	–	–
Russell 2000® Index	1.85	10.68	8.01	12.44	–	–	–	–
Russell 2000® Value Index	-0.59	10.52	7.18	10.95	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison Small Cap Fund (Class Y) returned -2.73% for the twelve-month period, trailing the returns of both the Russell 2000® Index return of 1.85% and the Russell 2000 Value® Index return of -0.59%. The fund also lagged its Morningstar Small Blend category peer group, which returned -0.16% over the period.

Sector allocation, a residual of the bottom-up stock selection process, was the primary driver of underperformance. An overweight to Industrials and underweight to the Health Care and Consumer Discretionary sectors detracted most. Security selection contributed modestly during the period as strong selection in the Industrials and Materials sectors aided performance. Weaker selection in Information Technology, Real Estate, and Consumer Staples partially offset positive selection.

The fund’s top detractors from relative performance during the period included Belden, a provider of signal transmission solutions for customers in enterprise and industrial end-markets; Mueller Industries, a manufacturer of water supply infrastructure products; and Diebold Nixdorf, a global provider of ATMs, point-

Madison Funds | Management’s Discussion of Fund Performance - Madison Small Cap Fund - continued | October 31, 2018

of-sale (POS) and self-checkout systems. We eliminated our position in Diebold Nixdorf during the period after the shares experienced a significant decline when the company announced another disappointing quarter and outlook. The fund’s top contributors to relative performance during the period included FTI Consulting, a business advisory firm; Luxfer Holdings, a manufacturer of high-pressure cylinders and specialty materials; and Haemonetics, a global provider of blood and plasma supplies and services. We eliminated our position in Haemonetics during the period as the company neared our price target.

The fund’s investment approach emphasizes individual stock selection; sector weights are a residual of the bottom-up investment process. The manager does, however, carefully consider diversification across economic sectors seeking to limit risk. During the period we initiated new positions including Union Bankshares (Financials), Physicians Realty Trust (Real Estate), Alexander & Baldwin (Real Estate), and American Woodmark (Industrials). We eliminated Hancock Whitney (Financials), Haemonetics (Health Care) and Education Realty Trust (Real Estate). As of the end of the period, the fund was most overweight in the Industrials and Materials sectors, and most underweight in the Health Care and Information Technology sectors, relative to the Russell 2000 Index. Based on our long-term time horizon, we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Consumer Discretionary	5.3%
Consumer Staples	3.0%
Energy	4.7%
Financials	20.0%
Health Care	4.3%
Industrials†	33.7%
Information Technology	6.8%
Materials	8.1%
Real Estate	9.9%
Short-Term Investments	4.5%
Utilities	1.6%
Net Other Assets and Liabilities	(1.9)%

†Industrials includes securities in the following industries: Aerospace & Defense; Air Freight & Logistics; Building Products; Commercial Services & Supplies; Construction & Engineering; Electrical Equipment; Machinery; Professional Services and Trading Companies & Distributors.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

TriMas Corp.	3.1%
First Midwest Bancorp Inc.	2.6%
Belden Inc.	2.5%
WNS Holdings Ltd.	2.4%
MB Financial Inc.	2.3%
ESCO Technologies Inc.	2.2%
Mueller Industries Inc.	2.2%
Northwest Bancshares Inc.	2.2%
Sensient Technologies Corp.	2.1%
Orion Engineered Carbons S.A.	2.0%

MADISON INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the fund’s portfolio in such stocks which they believe have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The fund may also invest in foreign debt and other income bearing securities at times when the portfolio managers believe that income bearing securities have greater capital appreciation potential than equity securities. The fund usually holds securities of issuers located in at least three countries other than the U.S. and generally holds 60-80 individual securities in its portfolio at any given time.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Average Annual Total Return through October 31, 2018[1]
	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares[2]	-6.94	0.79	0.86	6.19	-12.26	-1.17	-0.33	5.56
Class B Shares[3]	-7.65	0.03	0.09	5.55	-11.80	-1.14	-0.30	5.55
Class Y Shares[6]	-6.72	1.05	1.11	6.46	–	–	–	–
MSCI EAFE Index (net)	-6.85	3.62	2.02	6.89	NA	NA	NA	NA

See accompanying Notes to Management’s Discussion of Fund Performance.

The Madison International Stock Fund (Class A at NAV) returned -6.94% for the twelve-month period, slightly lagging the -6.85% return of its benchmark MSCI EAFE Index (net). The fund outperformed the Morningstar Foreign Large Blend category peer group’s return of -8.17% over the same span.

Stock selection in the Consumer Discretionary sector helped relative returns during the period as shares of Don Quijote, a Japanese discount retailer that focuses on lower gross margin household items to drive store traffic, performed well. The conversion of their recent acquisition, FamilyMart Uny supermarkets, has been progressing well, driving earnings higher. In October, the stock rose almost 20% after announcing another significant transaction with Family Mart. This involves Don Quijote taking full control of the struggling Uny chain of stores, while Family Mart will tender for 20% of Don Quijote shares in the market. Stock selection and a lower-than-benchmark weight in the Financial sector was also beneficial to relative returns. Aon, a UK-based global insurance broker, rose 10% during the period. Our thesis of accelerating organic growth, improving margins and free cash flow conversion due to their innovation and scale, continues to play out at this global insurance broker. Elsewhere, stock selection in the Health Care sector helped relative returns. Shares of UK-based specialty pharmaceutical company Shire continued to perform well as a result of the proposed acquisition by Takeda Pharmaceuticals. The share price continues to trade near the deal price as the arbitrage spread between the two companies continues to narrow. Lastly, the portfolio’s greater-than-benchmark weight to the outperforming Energy sector positively contributed to performance.

In contrast, the portfolio’s holdings in Emerging Markets hurt relative returns. Turkcell, the largest mobile and fixed line data provider in Turkey, with 70 million subscribers in nine countries, declined over 50% during the period. We exited our position due to macroeconomic challenges continuing to negatively impact the stock as the Turkish lira declined further amid the tense political environment, which we consider unlikely to be resolved in the short-term. Another stock that hurt relative performance was Cielo, a leading credit card acquirer in Brazil where card penetration remains low, thereby allowing for long-term secular growth. The company had been hurt by macro headwinds affecting the Brazilian equity

Madison Funds | Management’s Discussion of Fund Performance - Madison International Stock Fund - continued | October 31, 2018

market. Concerns over the 2018 presidential election, along with fears that the Brazilian economic recovery remains lackluster, were amplified by the weakening of the Brazilian amidst U.S. dollar strength and the general emerging markets equity selloff. We believe credit card penetration will continue to structurally expand, the payments business is sticky and challenging for competitors to disrupt and we have seen card volumes more recently improve. Lastly, the fund’s lower-than-benchmark weight in Japan hurt relative returns. However, positive stock selection within Japan significantly contributed to performance and exceeded the negative attribution from out underweight position in the country.

Overall, the portfolio team remains confident that, by continuing to focus on stock selection, and seeking to find stocks with sustainably high or improving returns trading at attractive valuations, the strong long-term track record of the funds will continue.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

United Kingdom	21.7%
Japan	13.5%
France	10.5%
United States	10.5%
Switzerland	7.2%
Canada	6.2%
Ireland	5.3%
Germany	4.5%
Netherlands	3.0%
Sweden	2.9%
Norway	2.8%
Finland	2.7%
Singapore	2.1%
Australia	1.7%
Spain	1.5%
Belgium	1.3%
Denmark	1.3%
India	1.2%
Taiwan	1.1%
Brazil	0.9%
Luxembourg	0.9%
Israel	0.7%
Hong Kong	0.4%
Other Net Assets	(3.9)%

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

Communication Services	6.8%
Consumer Discretionary	12.8%
Consumer Staples	8.9%
Energy	7.6%
Financials	18.6%
Health Care	8.9%
Industrials	14.7%
Information Technology	7.5%
Materials	3.7%
Real Estate	2.3%
Short-Term Investments	10.6%
Utilities	1.5%
Net Other Assets and Liabilities	(3.9)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18

State Street Navigator Securities Lending Government Money Market Portfolio, 2.19%	4.3%
Novartis AG	3.9%
Royal Dutch Shell PLC	3.4%
Prudential PLC	3.1%
Don Quijote Holdings Co. Ltd.	2.8%
SAP SE	2.8%
Aon PLC	2.6%
Medtronic PLC	2.6%
Daiwa House Industry Co. Ltd.	2.3%
Ferguson PLC	2.2%

Madison Funds | Management’s Discussion of Fund Performance - concluded | October 31, 2018

Notes to Management’s Discussion of Fund Performance

NA    Not Applicable.

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect sales charges, fees or expenses.
[2]	Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Large Cap Value, Investors, Mid Cap, Small Cap and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond and High Income Fund class A shares.
[3]	Maximum contingent deferred sales charge (CDSC) is 4.50% for class B shares, which is reduced after 12 months and eliminated after six years.
[4]	Maximum contingent deferred sales charge (CDSC) is 1% for class C shares, which is eliminated after one year.
[5]	Assumes maximum applicable sales charge.
[6]	Class Y shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current prospectus.
[7]	Class R6 shares are generally only available for purchase by retirement plan investors and certain other institutional investors.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-US Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 42% Russell 3000® Index, 40% Bloomberg Barclays US Aggregate Bond Index and 18% MSCI ACWI ex-US Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000® Index, 24% MSCI ACWI ex-US Index and 20% Bloomberg Barclays US Aggregate Bond Index. See market index descriptions below.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite® Index SM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The ICE Bank of America Merrill Lynch 1-22 Year U.S. Municipal Securities Index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, their political subdivisions, in the U.S. domestic market, with a remaining term to final maturity less than 22 years.

The ICE Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The ICE Bank of America Merrill Lynch U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. financial issuers.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Bloomberg Barclays U.S. Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Lipper Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The Index is composed of the 30 largest funds by asset size in the Lipper investment objective category.

THE MSCI ACWI ex-U.S. Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

© 2018 Morningstar, Inc. All rights reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Madison Funds | October 31, 2018

Madison Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES- 98.5%

Bond Funds - 63.8%
Baird Aggregate Bond Fund Institutional Shares	434,377	$4,500,148
iShares 20+ Year Treasury Bond ETF	26,789	3,042,695
iShares TIPS Bond Fund ETF	40,557	4,414,224
Madison Core Bond Fund Class Y (A)	1,370,015	13,042,539
Madison Corporate Bond Fund Class Y (A)	446,801	4,856,723
Vanguard Short-Term Corporate Bond ETF	45,941	3,580,182
Vanguard Short-Term Treasury ETF	125,555	7,498,145
Virtus Seix Floating Rate High Income Fund, Class R6	306,534	2,651,517
		43,586,173
Foreign Stock Funds - 9.2%
iShares MSCI Eurozone ETF	18,311	684,282
iShares MSCI Japan ETF (B)	12,456	683,087
iShares MSCI United Kingdom ETF (B)	10,781	342,944
SPDR S&P Emerging Asia Pacific ETF	5,995	526,541
Vanguard FTSE All-World ex-U.S. ETF	30,020	1,432,855
Vanguard FTSE Emerging Markets ETF	16,784	635,442
Vanguard FTSE Europe ETF (B)	18,569	961,503
WisdomTree Japan Hedged Equity Fund (B)	12,972	682,197
Xtrackers MSCI EAFE Hedged Equity ETF	11,033	333,859
		6,282,710

Stock Funds - 25.5%
Energy Select Sector SPDR Fund	2,885	193,756
Invesco Optimum Yield Diversified Commodity Strategy (B)	55,489	984,375
iShares Core S&P Mid-Cap ETF	3,687	671,218
iShares MSCI USA Minimum Volatility ETF	31,376	1,717,208
Madison Dividend Income Fund Class Y (A)	176,622	4,770,573
Madison Investors Fund Class Y (A)	202,188	4,836,327
Madison Mid Cap Fund Class Y (A)	33,728	345,040
Vanguard Consumer Staples ETF	5,038	717,915
Vanguard Growth ETF	20,618	3,019,300
Vanguard Information Technology ETF	920	170,559

		17,426,271

Total Investment Companies
(Cost $67,228,929)		67,295,154

SHORT-TERM INVESTMENTS - 3.4%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (D)	740,659	740,659
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (C) (D)	1,561,888	1,561,888

Total Short-Term Investments
(Cost $2,302,547)		2,302,547

TOTAL INVESTMENTS - 101.9% (Cost $69,531,476**)		69,597,701
NET OTHER ASSETS AND LIABILITIES - (1.9%)		(1,301,046)

TOTAL NET ASSETS - 100.0%		$68,296,655

**	Aggregate cost for Federal tax purposes was $69,579,321.
(A)	Affiliated Company (see Note 12).
(B)	All or a portion of these securities, with an aggregate fair value of $2,935,496, are on loan as part of a securities lending program. See footnote (C) and Note 9 for details on the securities lending program.
(C)	Represents investments of cash collateral received in connection with securities lending.
(D)	7-day yield.
ETF	Exchange Traded Fund.

Madison Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES- 99.1%

Bond Funds - 39.3%
Baird Aggregate Bond Fund Institutional Shares	758,766	$7,860,816
iShares 20+ Year Treasury Bond ETF	46,912	5,328,265
iShares TIPS Bond Fund ETF	24,585	2,675,831
Madison Core Bond Fund Class Y (A)	1,761,302	16,767,597
Vanguard Short-Term Corporate Bond ETF	73,267	5,709,697
Vanguard Short-Term Treasury ETF	202,378	12,086,014
Virtus Seix Floating Rate High Income Fund, Class R6	311,530	2,694,732

		53,122,952

Foreign Stock Funds - 16.7%
iShares MSCI Eurozone ETF	81,799	3,056,829
iShares MSCI Japan ETF	43,097	2,363,439
iShares MSCI United Kingdom ETF (B)	32,107	1,021,324
SPDR S&P Emerging Asia Pacific ETF (B)	22,012	1,933,314
Vanguard FTSE All World ex-U.S. Small-Cap ETF (B)	3,350	337,747
Vanguard FTSE All-World ex-U.S. ETF	88,678	4,232,601
Vanguard FTSE Emerging Markets ETF	67,110	2,540,785
Vanguard FTSE Europe ETF (B)	65,876	3,411,059
WisdomTree Japan Hedged Equity Fund (B)	44,882	2,360,344
Xtrackers MSCI EAFE Hedged Equity ETF	44,227	1,338,309

		22,595,751
Stock Funds - 43.1%
Energy Select Sector SPDR Fund	9,595	644,400
Invesco Optimum Yield Diversified Commodity Strategy (B)	182,876	3,244,220
iShares Core S&P Mid-Cap ETF	7,308	1,330,421
iShares MSCI USA Minimum Volatility ETF	67,993	3,721,257
Madison Dividend Income Fund Class Y (A)	574,784	15,524,910
Madison Investors Fund Class Y (A)	646,942	15,474,848
Madison Large Cap Value Fund Class Y (A)	218,307	3,086,868
Madison Mid Cap Fund Class Y (A)	320,482	3,278,532
Vanguard Consumer Staples ETF (B)	17,544	2,500,020
Vanguard Growth ETF	44,439	6,507,647
Vanguard Health Care ETF	6,069	1,010,671
Vanguard Information Technology ETF	10,915	2,023,532

		58,347,326

Total Investment Companies
(Cost $128,811,399)		134,066,029

SHORT-TERM INVESTMENTS - 6.8%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (D)	1,254,123	1,254,123
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (C) (D)	7,990,081	7,990,081

Total Short-Term Investments
(Cost $9,244,204)		9,244,204

TOTAL INVESTMENTS - 105.9%
(Cost $138,055,603**)		143,310,233
NET OTHER ASSETS AND LIABILITIES - (5.9%)		(8,032,424)

TOTAL NET ASSETS - 100.0%		$135,277,809

**	Aggregate cost for Federal tax purposes was $138,254,083.
(A)	Affiliated Company (see Note 12).
(B)	All or a portion of these securities, with an aggregate fair value of $9,331,474, are on loan as part of a securities lending program. See footnote (C) and Note 9 for details on the securities lending program.
(C)	Represents investments of cash collateral received in connection with securities lending.
(D)	7-day yield.
ETF	Exchange Traded Fund.

Madison Funds | October 31, 2018

Madison Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 98.8%

Bond Funds - 19.5%
iShares 20+ Year Treasury Bond ETF	14,799	$1,680,870
Madison Core Bond Fund Class Y (A)	475,590	4,527,616
Vanguard Short-Term Corporate Bond ETF	27,330	2,129,827
Vanguard Short-Term Treasury ETF	61,066	3,646,862

		11,985,175

Foreign Stock Funds - 23.3%
iShares MSCI Eurozone ETF	45,411	1,697,009
iShares MSCI Japan ETF (B)	25,147	1,379,061
iShares MSCI United Kingdom ETF (B)	19,444	618,514
SPDR S&P Emerging Asia Pacific ETF	14,018	1,231,201
Vanguard FTSE All World ex-U.S. Small-Cap ETF (B)	9,122	919,680
Vanguard FTSE All-World ex-U.S. ETF	57,344	2,737,029
Vanguard FTSE Emerging Markets ETF	42,666	1,615,335
Vanguard FTSE Europe ETF (B)	34,482	1,785,478
WisdomTree Japan Hedged Equity Fund (B)	26,189	1,377,280
Xtrackers MSCI EAFE Hedged Equity ETF	30,731	929,920

		14,290,507

Stock Funds - 56.0%
Energy Select Sector SPDR Fund	6,198	416,258
Invesco Optimum Yield Diversified Commodity Strategy	119,038	2,111,734
iShares Core S&P Mid-Cap ETF	6,665	1,213,363
iShares MSCI USA Minimum Volatility ETF	36,304	1,986,918
Madison Dividend Income Fund Class Y (A)	293,511	7,927,720
Madison Investors Fund Class Y (A)	346,371	8,285,191
Madison Large Cap Value Fund Class Y (A)	144,535	2,043,720
Madison Mid Cap Fund Class Y (A)	189,158	1,935,088
Vanguard Consumer Staples ETF	9,982	1,422,435
Vanguard Growth ETF	31,004	4,540,226
Vanguard Health Care ETF	4,591	764,539
Vanguard Information Technology ETF (B)	9,082	1,683,712

		34,330,904

Total Investment Companies
(Cost $56,659,716 )		60,606,586

SHORT-TERM INVESTMENTS - 5.3%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (D)	825,563	825,563
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (C) (D)	2,409,067	2,409,067

Total Short-Term Investments

(Cost $3,234,630)		3,234,630

TOTAL INVESTMENTS - 104.0% (Cost $59,894,346**)		63,841,216
NET OTHER ASSETS AND LIABILITIES - (4.0%)		(2,469,349)

TOTAL NET ASSETS - 100.0%		$61,371,867

**	Aggregate cost for Federal tax purposes was $59,926,893.
(A)	Affiliated Company (see Note 12).
(B)	All or a portion of these securities, with an aggregate fair value of $5,690,361, are on loan as part of a securities lending program. See footnote (C) and Note 9 for details on the securities lending program.
(C)	Represents investments of cash collateral received in connection with securities lending
(D)	7-day yield.
ETF	Exchange Traded Fund.

Madison Government Money Market Fund Portfolio of Investments

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 95.3%

Fannie Mae - 30.0%
2.226%, 12/24/18 (A)	$500,000	$498,392
2.251%, 1/3/19 (A)	340,000	338,685
2.078%, 11/16/18 (A)	210,000	209,821
2.128%, 11/26/18 (A)	450,000	449,347
2.128%, 11/29/18 (A)	600,000	599,025
2.139%, 12/5/18 (A)	110,000	109,782
2.159%, 12/11/18 (A)	340,000	339,199
2.154%, 12/13/18 (A)	690,000	688,297
2.190%, 12/18/18 (A)	260,000	259,270
2.190%, 12/21/18 (A)	670,000	667,999
2.315%, 1/16/19 (A)	270,000	268,706

		4,428,523

Federal Home Loan Bank - 27.3%
1.997%, 11/1/18	100,000	100,000
2.051%, 11/6/18 (A)	600,000	599,833
2.077%, 11/7/18 (A)	150,000	149,949
2.094%, 11/14/18 (A)	350,000	349,740
2.061%, 11/20/18 (A)	875,000	874,067
2.125%, 11/23/18 (A)	200,000	199,745
2.135%, 11/28/18 (A)	400,000	399,372
2.141%, 12/7/18 (A)	500,000	498,950
2.273%, 1/4/19 (A)	200,000	199,207
2.336%, 1/23/19 (A)	400,000	397,888
2.346%, 1/29/19 (A)	265,000	263,493

		4,032,244

Freddie Mac - 28.5%
2.285%, 1/25/19 (A)	725,000	721,166
2.096%, 12/4/18 (A)	400,000	399,247
2.133%, 12/20/18 (A)	600,000	598,293
2.148%, 12/26/18 (A)	230,000	229,260
2.173%, 1/2/19 (A)	900,000	896,699
2.212%, 1/8/19 (A)	725,000	722,028
2.213%, 1/10/19 (A)	650,000	647,257

		4,213,950

U.S. Treasury Notes - 9.5%
1.250%, 11/15/18 (A)	360,000	359,892
1.250%, 12/15/18 (A)	250,000	249,747
1.125%, 1/15/19 (A)	690,000	688,418
0.750%, 2/15/19 (A)	100,000	99,549

		1,397,606

Total U.S. Government and Agency Obligations (Cost $14,072,323)		14,072,323

SHORT-TERM INVESTMENTS - 4.5%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (B)	668,855	668,855

Total Short-Term Investments
(Cost $668,855)		668,855

TOTAL INVESTMENTS - 99.8% (Cost $14,741,178**)		14,741,178
NET OTHER ASSETS AND LIABILITIES - 0.2%		33,093

TOTAL NET ASSETS - 100.0%		$14,774,271

**	Aggregate cost for Federal tax purposes was $14,741,178.
(A)	Rate noted represents annualized yield at time of purchase.
(B)	7-day yield.

See accompanying Notes to Financial Statements.
21

Madison Funds | October 31, 2018

Madison Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 97.9%

Airport - 2.6%
Metropolitan Washington Airports Authority Revenue, Series A, AMT, 5%, 10/1/43	$500,000	$545,705

Development - 3.3%
Fairfax County Economic Development Authority, Series A, 5%, 10/1/26	150,000	169,437
Norfolk Economic Development Authority, 5%, 11/1/29	480,000	519,106

		688,543

Education - 12.3%
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	216,702
Roanoke County Economic Development Authority, Series A, 5%, 9/1/30	400,000	439,740
Virginia College Building Authority, Series E, 5%, 2/1/23	500,000	554,095
Virginia College Building Authority, Series A, (Prerefunded 2/1/19 @ $100), 5%, 2/1/29	375,000	377,932
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	423,461
Virginia Public School Authority, (ST AID WITHHLDG), 3%, 2/1/30	305,000	289,195
Virginia Resources Authority, (MORAL OBLG), 4%, 11/1/32	250,000	262,533

		2,563,658

Facilities - 3.1%
New River Valley Regional Jail Authority, 5%, 10/1/25	100,000	113,605
Stafford County & Staunton Industrial Development Authority, Series B, (NATL-RE), 4.5%, 8/1/25	35,000	35,032
Western Regional Jail Authority, 3.125%, 12/1/29	500,000	485,580

		634,217

General - 11.5%
Fairfax County Economic Development Authority, 4.25%, 8/1/29	340,000	347,286
Loudoun County Economic Development Authority Revenue, 3%, 12/1/29	535,000	515,173
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	874,918
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	250,373
Virginia Resources Authority, 5%, 11/1/30	250,000	290,025
Virginia Resources Authority, Series C, 4%, 11/1/34	125,000	129,415

		2,407,190

General Obligation - 25.2%
City of Alexandria VA, 5%, 7/15/27	150,000	174,750
City of Alexandria VA, Series A, (ST AID WITHHLDG), 5%, 7/15/28	100,000	117,305
City of Danville VA, Series A, (ST AID WITHHLDG), 5%, 8/1/23	190,000	212,124
City of Fredericksburg VA, Series A, 3.625%, 7/15/30	400,000	401,396
City of Hampton VA, Series A, 5%, 1/15/21	250,000	251,550
City of Manassas VA, (ST AID WITHHLDG), 3%, 7/1/27	500,000	505,120
City of Poquoson VA, (ST AID WITHHLDG), 4%, 2/15/29	425,000	459,926
City of Portsmouth VA, Series A, (ST AID WITHHLDG), 5%, 2/1/31	75,000	82,445
City of Richmond VA, Series C, (ST AID WITHHLDG), 5%, 7/15/22	100,000	104,686
City of Roanoke VA, Series A, (Prerefunded 2/1/20 @ $100), (ST AID WITHHLDG), 5%, 2/1/25	230,000	238,190
City of Virginia Beach VA, Series A, 4%, 8/1/22	300,000	318,978
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	559,055
Commonwealth of Virginia, Series B (Prerefunded 6/1/19 @ $100), 5%, 6/1/27	150,000	152,661
County of Arlington VA, Series B, (ST AID WITHHLDG), 5%, 8/15/27	175,000	198,728
County of Fairfax VA, Series B, (ST AID WITHHLDG), 4%, 10/1/22	250,000	266,300
County of Fairfax VA, Series A, (ST AID WITHHLDG), 5%, 10/1/26	410,000	481,246
County of Henrico VA, 5%, 7/15/25	150,000	157,029
County of Prince William VA, (ST AID WITHHLDG), 5%, 8/1/21	105,000	112,967
County of Spotsylvania VA, (ST AID WITHHLDG), 5%, 1/15/24	200,000	225,806
Town of Leesburg VA, (ST AID WITHHLDG), 5%, 1/15/25	90,000	103,241
Town of Leesburg VA, Series A (Prerefunded 1/15/21 @ $100), 5%, 1/15/41	135,000	143,350

		5,266,853

Medical - 6.6%
Lynchburg Economic Development Authority, Series A, (Central Health), 4%, 1/1/47	260,000	252,704
Norfolk Economic Development Authority, Series B, 5%, 11/1/36	480,000	520,618
Stafford County Economic Development Authority Revenue, 5%, 6/15/25	260,000	288,527
Virginia Small Business Financing Authority, 5%, 11/1/40	300,000	311,448

		1,373,297

Multifamily Housing - 6.2%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	725,000	739,899
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	307,305
Virginia Housing Development Authority, Series E, 4.8%, 10/1/39	250,000	252,055

		1,299,259

Power - 4.3%
Chesterfield County Economic Development Authority, Series A, 5%, 5/1/23	565,000	572,469
Puerto Rico Electric Power Authority, Series V, (BHAC-CR, MBIA-RE, FGIC), 5.25%, 7/1/24	290,000	323,423

		895,892

Transportation - 9.5%
Hampton Roads Transportation Accountability Commission, Series A, 5%, 7/1/42	470,000	526,799
Puerto Rico Highways & Transportation Authority, Series N, (ASSURED GTY), 5.25%, 7/1/34	100,000	110,981
Richmond Metropolitan Authority, (NATL-RE), 5.25%, 7/15/22	115,000	120,752
Richmond Metropolitan Authority, (Escrowed To Maturity) (NATL-RE), 5.25%, 7/15/22	50,000	52,817
Virginia Commonwealth Transportation Board, Series A, (Prerefunded 3/15/22 @ $100), 5%, 9/15/24	225,000	245,500
Virginia Commonwealth Transportation Board, Series B, (Prerefunded 9/15/22 @ $100), 5%, 3/15/25	535,000	589,426
Virginia Commonwealth Transportation Board, 5%, 9/15/27	200,000	234,854
Virginia Port Authority Revenue, Series B, 5%, 7/1/21	100,000	106,401

		1,987,530

Utilities - 1.6%
City of Richmond VA Public Utility Revenue, Series A, 5%, 1/15/38	300,000	326,109

Water - 11.7%
County of Henrico VA Water & Sewer Revenue, 4%, 5/1/32	500,000	532,115
Fairfax County Water Authority, Series B, 5.25%, 4/1/23	180,000	202,646
Fairfax County Water Authority, 5%, 4/1/27	150,000	163,325
Hampton Roads Sanitation District, Series A, 5%, 10/1/35	410,000	463,776
Hampton Roads Sanitation District, Series A, 5%, 10/1/36	250,000	281,350
Prince William County Service Authority, 5%, 7/1/22	250,000	275,152
Upper Occoquan Sewage Authority, Series A, (NATL-RE), 5.15%, 7/1/20	215,000	221,895
Virginia Resources Authority, Series B, (MORAL OBLG), 5%, 11/1/23	120,000	129,404
Virginia Resources Authority, (Prerefunded 10/1/19 @ $100), (ST AID WITHHLDG), 4.5%, 10/1/28	160,000	163,675

		2,433,338

TOTAL INVESTMENTS - 97.9% (Cost $20,552,263**)		20,421,591
NET OTHER ASSETS AND LIABILITIES - 2.1%		446,872

TOTAL NET ASSETS - 100.0%		$20,868,463

**	Aggregate cost for Federal tax purposes was $20,552,263.

ASSURED GTY	Assured Guaranty.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA-RE	MBIA Insurance Corp.
MORAL OBLG	Moral Obligation.
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding.

See accompanying Notes to Financial Statements.
22

Madison Funds | October 31, 2018

Madison Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 97.9%

Alabama - 1.3%
Alabama Incentives Financing Authority Revenue, Series A, 5%, 9/1/29	$300,000	$306,492

California - 0.6%
Los Angeles Department of Water & Power Revenue, Series A, 5%, 7/1/40	120,000	135,258

Colorado - 2.0%
El Paso County Facilities Corp., Certificate Participation, Series A, 5%, 12/1/27	400,000	460,424

Florida - 11.2%
City of Margate FL, General Obligation, 5%, 7/1/25	785,000	896,470
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	526,910
Orlando Utilities Commission, Series C, 5%, 10/1/22	525,000	577,547
Palm Beach County Solid Waste Authority, 5%, 10/1/24	300,000	322,872
Port St. Lucie Community Redevelopment Agency Revenue, Tax Allocation, 5%, 1/1/26	250,000	281,493

		2,605,292

Georgia - 3.5%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	378,801
City of Atlanta GA Water & Wastewater Revenue, 5%, 11/1/43	275,000	301,127
Dublin GA School District, General Obligation, (ST AID WITHHLDG), 4%, 4/1/23	135,000	140,326

		820,254

Hawaii - 2.1%
State of Hawaii, General Obligation, Series EY, 5%, 10/1/25	435,000	500,668

Illinois - 5.0%
City of Waukegan IL, General Obligation, Series A, (BAM), 4%, 12/30/24	430,000	447,131
Cook County School District No. 111, General Obligation, (BAM), 5%, 12/1/35	545,000	600,530
Regional Transportation Authority, Series A, (AMBAC, GO of AUTH) *, 7.2%, 11/1/20	105,000	110,200

		1,157,861

Indiana - 3.4%
Indiana Finance Authority, Series C, 5%, 2/1/21	400,000	413,740
Indianapolis Local Public Improvement Bond Bank Revenue, Series A, (ASSURED GTY), 5.5%, 1/1/38	380,000	382,181

		795,921

Iowa - 3.1%
City of Bettendorf IA, General Obligation, Series A, (Prerefunded 6/1/20 @ $100), 5%, 6/1/28	475,000	496,446
City of Bettendorf IA, General Obligation, Series A, (Prerefunded 6/1/20 @ $100), 5%, 6/1/30	210,000	219,482

		715,928

Kansas - 3.5%
City of Wichita KS, General Obligation, Series 816, 5%, 12/1/24	510,000	582,425
Shawnee County Unified School District No. 437, General Obligation, 4%, 9/1/24	220,000	238,416

		820,841

Kentucky - 2.1%
Eastern Kentucky University, Series A,
(ST INTERCEPT), 5%, 4/1/33	445,000	491,373

Maryland - 2.9%
City of Rockville MD, General Obligation, Series A, 5%, 6/1/24	600,000	680,676

Michigan - 3.6%
Detroit City School District, General Obligation, Series A, (FGIC, Q-SBLF), 6%, 5/1/20	400,000	421,356
Redford Unified School District No. 1, General Obligation, (AMBAC, Q-SBLF) *, 5%, 5/1/22	410,000	431,898

		853,254

Missouri - 4.2%
County of St Louis MO, Series D, (Escrowed To Maturity), 5.65%, 2/1/20	500,000	520,775
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	456,440

		977,215

New Jersey - 5.3%
New Jersey Economic Development Authority Revenue, (ST APPROP), 5%, 3/1/26	450,000	478,372
New Jersey State Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/28	250,000	297,415
New Jersey State Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/29	250,000	299,925
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	158,423

		1,234,135

New York - 3.5%
New York State Dormitory Authority, Series 1, (BHAC-CR, AMBAC)*, 5.5%, 7/1/31	250,000	294,405
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	455,000	519,924

		814,329

North Carolina - 4.5%
North Carolina Medical Care Commission, 5%, 6/1/40	500,000	534,030
State of North Carolina, Series A, (Prerefunded 5/1/19 @ $100), 4.5%, 5/1/27	200,000	202,622
Town of Cary NC Combined Utility Systems Revenue, 5%, 12/1/23	285,000	315,389

		1,052,041

Ohio - 2.4%
Cleveland-Cuyahoga County Port Authority, 5%, 7/1/24	500,000	556,120

Oklahoma - 2.3%
Caddo County Governmental Building Authority Revenue, 5%, 9/1/40	500,000	529,025

Pennsylvania - 1.7%
Commonwealth Financing Authority Revenue, Series A, 5%, 6/1/35	370,000	402,586

South Carolina - 1.1%
City of Newberry SC Revenue, (AGM), 4%, 4/1/22	240,000	249,708

Tennessee - 0.5%
Town of Decatur TN Water & Sewer Revenue, General Obligation, 3%, 6/1/24	120,000	122,477

Texas - 9.9%
Beaumont Independent School District, General Obligation, (PSF-GTD), 4.75%, 2/15/38	300,000	312,450
City of Fort Worth TX, General Obligation, 4%, 3/1/29	500,000	529,405
Liberty Hill Independent School District, General Obligation, (Prerefunded 8/1/19 @ $100), (PSF-GTD), 5%, 8/1/26	410,000	419,127
Mueller Local Government Corp., 5%, 9/1/25	500,000	501,145
San Jacinto River Authority, (BAM), 4%, 10/1/23	200,000	211,980
State of Texas, General Obligation, Series C, 5%, 8/1/27	330,000	337,197

		2,311,304

Utah - 1.4%
Utah Transit Authority, (BHAC-CR, MBIA), 5%, 6/15/35	280,000	325,122

Virginia - 12.7%
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	100,000	102,435
Hampton Roads Sanitation District, Series A, 5%, 10/1/36	500,000	562,700
Henrico County Economic Development Authority Revenue, Series B, 5%, 10/1/19	300,000	308,244
James City County Economic Development Authority, 5%, 6/15/22	250,000	273,215
Virginia Commonwealth Transportation Board, 5%, 5/15/26	715,000	806,084
Virginia Housing Development Authority, Series E, 4.8%, 10/1/39	250,000	252,055
Virginia Port Authority Revenue, Series B, 5%, 7/1/21	100,000	106,401
Western Regional Jail Authority, 5%, 12/1/34	500,000	554,980

		2,966,114

Washington - 1.0%
State of Washington, General Obligation, Series E, 5%, 2/1/29	205,000	227,386

Wisconsin - 3.1%
Maple School District, General Obligation, Series A, 5%, 4/1/24	650,000	722,397

TOTAL INVESTMENTS - 97.9% (Cost $22,829,763**)		22,834,201
NET OTHER ASSETS AND LIABILITIES - 2.1%		490,666

TOTAL NET ASSETS - 100.0%		$23,324,867

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”). On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. Although AMBAC’s claim paying ability appears strong at this point, its ultimate ability to guarantee timely payment of principal and interest on these bonds, should they default, will be dependent on the timing and magnitude of losses within the entity’s overall portfolio.
**	Aggregate cost for Federal tax purposes was $22,829,763.

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
GO of AUTH	General Obligation of the Authority.
MBIA	MBIA Insurance Corp.
PSF-GTD	Permanent School Fund Guaranteed.
Q-SBLF	Qualified School Board Loan Fund.
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.
ST INTERCEPT	State Intercept.

See accompanying Notes to Financial Statements.
23

Madison Funds | October 31, 2018

Madison High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 41.2%

Consumer Discretionary - 4.4%
Home Depot Inc./The, 2%, 6/15/19	$2,000,000	$1,988,883
Target Corp., 2.9%, 1/15/22	2,000,000	1,979,039

		3,967,922
Consumer Staples - 1.7%
Coca-Cola Co./The (A), 2.45%, 11/1/20	1,500,000	1,481,950

Energy - 1.7%
Chevron Corp., 2.427%, 6/24/20	1,500,000	1,483,505

Financials - 16.0%
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	1,500,000	1,443,909
Bank of New York Mellon Corp./The, MTN, 2.2%, 8/16/23	1,000,000	933,378
BB&T Corp., MTN, 2.85%, 10/26/24	750,000	709,394
Berkshire Hathaway Finance Corp., 2.9%, 10/15/20	500,000	498,431
Goldman Sachs Bank USA, 3.2%, 6/5/20	1,000,000	999,170
Huntington National Bank/The, 3.55%, 10/6/23	1,000,000	985,931
John Deere Capital Corp., MTN, 2.65%, 1/6/22	1,500,000	1,465,810
JPMorgan Chase & Co., 2.25%, 1/23/20	1,500,000	1,482,339
JPMorgan Chase & Co., 2.972%, 1/15/23	450,000	435,396
Morgan Stanley, 2.8%, 6/16/20	2,000,000	1,982,166
PNC Financial Services Group Inc./The, 3.3%, 3/8/22	1,300,000	1,287,138
State Street Corp., 1.95%, 5/19/21	1,500,000	1,447,825
U.S. Bancorp, MTN, 2.625%, 1/24/22	650,000	633,053

		14,303,940

Health Care - 3.3%
Merck & Co. Inc., 3.875%, 1/15/21	1,500,000	1,520,343
UnitedHealth Group Inc., 2.875%, 3/15/23	1,500,000	1,456,555

		2,976,898

Industrials - 0.6%
Caterpillar Inc., 3.9%, 5/27/21	500,000	506,389

Information Technology - 11.5%
Apple Inc., 2.4%, 5/3/23	1,500,000	1,431,630
Cisco Systems Inc., 2.2%, 2/28/21	1,500,000	1,464,149
Intel Corp., 3.3%, 10/1/21	1,750,000	1,751,842
Microsoft Corp., 3%, 10/1/20	1,500,000	1,499,981
Microsoft Corp., 2.875%, 2/6/24	500,000	484,730
salesforce.com Inc., 3.25%, 4/11/23	2,000,000	1,977,933
Visa Inc., 2.2%, 12/14/20	1,700,000	1,665,477

		10,275,742
Real Estate - 2.0%
Simon Property Group L.P., 4.125%, 12/1/21	1,750,000	1,779,506

Total Corporate Notes and Bonds
(Cost $37,484,535)		36,775,852

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 57.1%

Fannie Mae - 4.3%
1.375%, 10/7/21	4,000,000	3,817,576

Freddie Mac - 4.4%
2.375%, 1/13/22	4,000,000	3,924,672

U.S. Treasury Notes - 48.4%
1.500%, 3/31/19	3,000,000	2,988,281
1.125%, 12/31/19	3,000,000	2,943,984
3.625%, 2/15/20	3,000,000	3,030,469
1.375%, 3/31/20	2,250,000	2,205,088
2.000%, 7/31/20	1,750,000	1,724,160
2.625%, 11/15/20	3,500,000	3,481,543
2.000%, 2/15/22	1,500,000	1,455,586
1.625%, 5/31/23	4,000,000	3,768,438
2.500%, 8/15/23	4,500,000	4,402,266
2.750%, 11/15/23	3,000,000	2,966,016
2.375%, 8/15/24	3,250,000	3,135,615
2.125%, 5/15/25	4,500,000	4,248,281
1.500%, 8/15/26	3,000,000	2,667,773
2.375%, 5/15/27	4,450,000	4,200,209

		43,217,709

Total U.S. Government and Agency Obligations ( Cost $52,446,784 )		50,959,957

SHORT-TERM INVESTMENTS - 1.3%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (D)	882,273	882,273
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (C) (D)	270,963	270,963

Total Short-Term Investments
(Cost $1,153,236)		1,153,236

TOTAL INVESTMENTS - 99.6% (Cost $91,084,555**)		88,889,045
NET OTHER ASSETS AND LIABILITIES - 0.4%		363,959

TOTAL NET ASSETS - 100.0%		$89,253,004

**	Aggregate cost for Federal tax purposes was $91,084,555.
(A)	All or a portion of these securities, with an aggregate fair value of $265,039, are on loan as part of a securities lending program. See footnote (C) and Note 9 for details on the securities lending program.
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2018.
(C)	Represents investments of cash collateral received in connection with securities lending.
(D)	7-day yield.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note.

Madison Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 6.0%
American Express Credit Account Master Trust, Series 2017-1, Class B, 2.1%, 9/15/22	$1,000,000	$986,639
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M USD LIBOR + 0.320%) (A) (B), 2.6%, 5/15/23	325,000	325,506
CarMax Auto Owner Trust, Series 2017-1, Class A2, 1.54%, 2/18/20	29,583	29,569
CarMax Auto Owner Trust, Series 2018-3, Class A3, 3.13%, 6/15/23	600,000	598,880
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	874,049	862,407
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	650,000	647,159
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	400,000	398,648
Chesapeake Funding II LLC, Series 2018-2A, Class B (A), 3.52%, 8/15/30	350,000	348,452
Dell Equipment Finance Trust, Series 2017-2, Class A2A (A), 1.97%, 2/24/20	405,723	404,180
Enterprise Fleet Financing LLC, Series 2015-2, Class A3 (A), 2.09%, 2/22/21	642,413	640,485
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 (A), 1.97%, 1/20/23	390,268	387,303
Enterprise Fleet Financing LLC, Series 2017-3, Class A3 (A), 2.36%, 5/20/23	1,000,000	976,840
John Deere Owner Trust, Series 2018-B, Class A3, 3.08%, 11/15/22	600,000	598,090
Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.46%, 6/15/20	37,739	37,743
Synchrony Credit Card Master Note Trust, Series 2017-1, Class B, 2.19%, 6/15/23	1,000,000	980,975
Verizon Owner Trust, Series 2017-1A, Class A (A), 2.06%, 9/20/21	1,250,000	1,238,676
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	830,000	829,478

Total Asset Backed Securities
(Cost $10,343,359)		10,291,030

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1%
Fannie Mae REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	1,846,513	208,440
Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	875,000	874,592
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	1,000,000	1,015,394
Fannie Mae REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	247,413	266,501
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	179,927	193,054
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	425,652	417,836
Fannie Mae REMICS, Series 2015-44, Class GI, IO, 3%, 11/25/40	632,751	59,736
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	630,395	620,060
Freddie Mac REMICS, Series 3825, Class CB, 3.5%, 3/15/26	1,000,000	1,011,591
Freddie Mac REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	2,469,938	196,360
Government National Mortgage Association, Series 2015-53, Class IL, IO, 3%, 9/20/44	1,882,278	417,824

Total Collateralized Mortgage Obligations (Cost $5,400,619)		5,281,388

See accompanying Notes to Financial Statements.
24

Madison Funds | October 31, 2018

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.7%
Fannie Mae-Aces, Series 2016-M2, Class X2, IO (B) (C), 1.099%, 1/25/23	$11,927,116	$419,888
FHLMC Multifamily Structured Pass Through Certificates, Series K718, Class X1, IO (B) (C), 0.637%, 1/25/22	23,626,554	402,228
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	400,000	388,806
FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class A2, 2.653%, 8/25/26 (F)	2,000,000	1,869,000
FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, IO (B) (C), 0.316%, 9/25/26	15,898,894	336,568
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	400,000	383,109
FREMF Mortgage Trust, Series 2012-K706, Class B (A) (B) (C), 3.974%, 11/25/44	56,445	56,332
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B) (C), 3.745%, 2/25/45	1,250,000	1,249,432
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.565%, 11/25/47	750,000	733,781
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A2, 2.862%, 3/15/47	414,748	414,245

Total Commercial Mortgage-Backed Securities (Cost $6,541,183)		6,253,389

CORPORATE NOTES AND BONDS - 36.9%

Communication Services - 1.7%
AT&T Inc., 4.75%, 5/15/46	1,000,000	863,508
Comcast Corp., 4.7%, 10/15/48	250,000	243,147
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 3/20/23	375,000	371,250
Verizon Communications Inc., 4.4%, 11/1/34	1,000,000	942,683
Vodafone Group PLC (D), 3.75%, 1/16/24	250,000	244,343
Vodafone Group PLC (D), 5%, 5/30/38	250,000	235,305

		2,900,236

Consumer Discretionary - 5.6%
Amazon.com Inc., 2.8%, 8/22/24	300,000	286,108
Aptiv PLC (D), 3.15%, 11/19/20	1,000,000	988,909
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 5/1/27	650,000	638,625
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	500,000	505,860
D.R. Horton Inc., 2.55%, 12/1/20	500,000	488,347
Discovery Communications LLC, 5%, 9/20/37	500,000	466,675
DISH DBS Corp., 6.75%, 6/1/21	250,000	252,500
ERAC USA Finance LLC (A), 6.7%, 6/1/34	75,000	87,888
General Motors Financial Co. Inc., 3.2%, 7/6/21	150,000	146,848
Georgia-Pacific LLC (A), 3.163%, 11/15/21	1,000,000	985,588
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	275,000	278,094
Lennar Corp., 4.75%, 4/1/21	500,000	501,250
Marriott International Inc., 3.125%, 6/15/26	600,000	552,578
Omnicom Group Inc. / Omnicom Capital Inc., 3.6%, 4/15/26	750,000	704,017
QVC Inc., 3.125%, 4/1/19	800,000	798,335
Sirius XM Radio Inc. (A), 6%, 7/15/24	525,000	536,707
Toll Brothers Finance Corp., 4%, 12/31/18	450,000	448,875
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	1,000,000	936,994

		9,604,198

Consumer Staples - 1.6%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	1,000,000	941,993
B&G Foods Inc., 4.625%, 6/1/21	100,000	99,375
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	1,000,000	896,100
Conagra Brands Inc., 5.4%, 11/1/48	300,000	286,270
Molson Coors Brewing Co., 2.1%, 7/15/21	500,000	478,655

		2,702,393

Energy - 7.2%
Antero Resources Corp., 5.625%, 6/1/23	300,000	300,000
Boardwalk Pipelines L.P., 4.45%, 7/15/27	400,000	375,699
Concho Resources Inc., 4.3%, 8/15/28	250,000	243,932
EnLink Midstream Partners L.P., 4.85%, 7/15/26	300,000	283,746
EnLink Midstream Partners L.P., 5.45%, 6/1/47	400,000	337,026
Enterprise Products Operating LLC, 3.75%, 2/15/25	1,000,000	979,940
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	1,000,000	1,012,194
Jonah Energy LLC / Jonah Energy Finance Corp. (A), 7.25%, 10/15/25	375,000	298,125
Kinder Morgan Inc., 5.55%, 6/1/45	920,000	920,748
Marathon Oil Corp., 2.7%, 6/1/20	1,000,000	987,851
Marathon Petroleum Corp. (A), 3.8%, 4/1/28	600,000	560,434
Phillips 66 Partners L.P., 3.605%, 2/15/25	1,300,000	1,239,752
Pioneer Natural Resources Co., 3.45%, 1/15/21	1,000,000	995,346
Tosco Corp., 7.8%, 1/1/27	1,000,000	1,199,550
Unit Corp., 6.625%, 5/15/21	525,000	521,062
Valero Energy Corp., 6.625%, 6/15/37	1,000,000	1,145,071
Valero Energy Partners L.P., 4.5%, 3/15/28	1,000,000	985,288

		12,385,764

Financials - 9.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (D), 3.75%, 5/15/19	450,000	450,880
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (D), 3.875%, 1/23/28	500,000	455,555
Air Lease Corp., 3.875%, 4/1/21	450,000	451,198
Air Lease Corp., 3.75%, 2/1/22	1,000,000	994,303
American Express Co., 2.5%, 8/1/22	1,000,000	957,599
American International Group Inc., 4.75%, 4/1/48	500,000	460,639
Bank of America Corp., MTN, 3.3%, 1/11/23	1,000,000	977,618
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	500,000	481,303
Bank of New York Mellon Corp./The, MTN, 2.2%, 8/16/23	500,000	466,689
Capital One Financial Corp., 2.5%, 5/12/20	500,000	492,925
Capital One Financial Corp., 3.3%, 10/30/24	600,000	565,989
Cboe Global Markets Inc., 3.65%, 1/12/27	600,000	567,966
Citigroup Inc., 2.75%, 4/25/22	400,000	386,670
Discover Bank, 3.45%, 7/27/26	500,000	460,125
Fifth Third Bank (E), 3.35%, 7/26/21	750,000	746,425
Goldman Sachs Group Inc./The, (3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	850,000	805,818
Goldman Sachs Group Inc./The, 3.5%, 11/16/26	300,000	280,248
Huntington National Bank/The, 3.55%, 10/6/23	500,000	492,965
Intercontinental Exchange Inc., 2.35%, 9/15/22	300,000	287,463
Intercontinental Exchange Inc., 3.75%, 9/21/28	250,000	244,942
JPMorgan Chase & Co., 2.972%, 1/15/23	300,000	290,264
JPMorgan Chase & Co., 3.125%, 1/23/25	1,000,000	948,085
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	1,000,000	1,003,218
M&T Bank Corp., 3.55%, 7/26/23	250,000	248,201
Morgan Stanley, 4.3%, 1/27/45	1,000,000	920,077
Nasdaq Inc., 3.85%, 6/30/26	175,000	167,546
PNC Bank NA, 2.45%, 7/28/22	500,000	479,999
Regions Financial Corp., 2.75%, 8/14/22	600,000	576,880
Synchrony Financial, 3.75%, 8/15/21	50,000	49,307
Synchrony Financial, 3.7%, 8/4/26	600,000	532,380
TD Ameritrade Holding Corp., 3.3%, 4/1/27	500,000	470,616

		16,713,893

Health Care - 3.3%
AbbVie Inc., 3.75%, 11/14/23	400,000	396,176
Becton, Dickinson and Co., 2.894%, 6/6/22	400,000	386,844
CVS Health Corp., 4.3%, 3/25/28	500,000	487,613
CVS Health Corp., 5.125%, 7/20/45	1,000,000	980,880
Forest Laboratories LLC (A), 5%, 12/15/21	200,000	206,284
Halfmoon Parent Inc. (A), 4.375%, 10/15/28	300,000	293,412
Halfmoon Parent Inc. (A), 4.9%, 12/15/48	500,000	475,218
Humana Inc., 2.5%, 12/15/20	750,000	735,318
Laboratory Corp. of America Holdings, 3.6%, 9/1/27	300,000	283,057
Shire Acquisitions Investments Ireland DAC (D), 1.9%, 9/23/19	750,000	740,726
Zoetis Inc., 3%, 9/12/27	650,000	593,779

		5,579,307

Industrials - 2.0%
Carlisle Cos. Inc., 3.5%, 12/1/24	500,000	478,465
CRH America Inc. (A), 3.875%, 5/18/25	1,000,000	965,802
Masco Corp., 4.375%, 4/1/26	700,000	690,088
Northrop Grumman Corp., 2.93%, 1/15/25	300,000	282,708
TransDigm Inc., 6%, 7/15/22	250,000	251,250
Union Pacific Corp., 3.5%, 6/8/23	200,000	199,018
United Rentals North America Inc., 4.625%, 7/15/23	600,000	594,750

		3,462,081

Information Technology - 2.3%
Analog Devices Inc., 5.3%, 12/15/45	600,000	612,822
CDW LLC / CDW Finance Corp., 5%, 9/1/23	200,000	199,000
Citrix Systems Inc., 4.5%, 12/1/27	350,000	331,747
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	350,000	406,725
Fidelity National Information Services Inc., 3%, 8/15/26	625,000	568,218
Fidelity National Information Services Inc., 4.75%, 5/15/48	300,000	286,384
Fiserv Inc., 3.8%, 10/1/23	250,000	249,512
Hewlett Packard Enterprise Co., 6.35%, 10/15/45	350,000	342,358

See accompanying Notes to Financial Statements.
25

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Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Information Technology - contined

Marvell Technology Group Ltd. (D), 4.2%, 6/22/23	$500,000	$494,277
Salesforce.com Inc., 3.7%, 4/11/28	500,000	488,138

		3,979,181

Materials - 0.7%
Arconic Inc., 5.125%, 10/1/24	200,000	198,140
Packaging Corp. of America, 3.65%, 9/15/24	350,000	341,614
WestRock Co. (A), 3.75%, 3/15/25	750,000	721,774

		1,261,528

Real Estate - 1.6%
Boston Properties L.P., 3.65%, 2/1/26	450,000	432,308
Brixmor Operating Partnership L.P., 3.65%, 6/15/24	500,000	480,383
Iron Mountain Inc. (A), 4.875%, 9/15/27	600,000	534,000
Store Capital Corp., 4.5%, 3/15/28	750,000	725,418
WP Carey Inc., 4.25%, 10/1/26	500,000	481,546

		2,653,655

Utilities - 1.1%
Black Hills Corp., 4.25%, 11/30/23	1,000,000	1,008,445
Duke Energy Corp., 3.75%, 9/1/46	1,000,000	852,875

		1,861,320

Total Corporate Notes and Bonds
(Cost $65,393,351)		63,103,556

LONG TERM MUNICIPAL BONDS - 5.4%
County of Palm Beach FL Revenue, 5%, 11/1/33	1,880,000	1,972,195
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	1,500,000	1,545,960
East Baton Rouge Sewerage Commission Revenue, Series B, 6.087%, 2/1/45	2,000,000	2,054,980
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	1,600,000	1,632,672
Rancho Water District Financing Authority Revenue, (Prerefunded 8/1/20 @ $100), 6.337%, 8/1/40	10,000	10,540
Rancho Water District Financing Authority Revenue, 6.337%, 8/1/40	655,000	688,785
South Dakota State Building Authority Revenue, Series F, 4.7%, 6/1/32	1,250,000	1,285,887

Total Long Term Municipal Bonds
(Cost $9,180,928)		9,191,019

MORTGAGE BACKED SECURITIES - 20.5%

Fannie Mae - 11.3%
3%, 9/1/30 Pool # 890696	936,600	922,476
3%, 12/1/30 Pool # AL8924	479,348	472,124
7%, 11/1/31 Pool # 607515	6,888	7,487
3.5%, 12/1/31 Pool # MA0919	313,801	311,644
6.5%, 3/1/32 Pool # 631377	26,030	28,345
6.5%, 5/1/32 Pool # 636758	2,079	2,264
7%, 5/1/32 Pool # 644591	534	545
6.5%, 6/1/32 Pool # 545691	64,846	71,754
3.5%, 8/1/32 Pool # MA3098	621,551	621,711
3.5%, 9/1/32 Pool # MA3126	419,216	419,324
5.5%, 11/1/33 Pool # 555880	70,820	75,904
5%, 5/1/34 Pool # 780890	31,038	32,823
7%, 7/1/34 Pool # 792636	7,534	7,697
4%, 2/1/35 Pool # MA2177	743,359	757,002
5%, 8/1/35 Pool # 829670	73,955	78,178
5%, 9/1/35 Pool # 820347	93,231	98,897
5%, 9/1/35 Pool # 835699	72,335	76,568
3.5%, 12/1/35 Pool # MA2473	926,756	917,514
4.5%, 12/1/35 Pool # 745147	11,344	11,679
5%, 12/1/35 Pool # 850561	26,344	27,853
6%, 11/1/36 Pool # 902510	55,903	61,626
6%, 10/1/37 Pool # 947563	77,254	85,105
6.5%, 12/1/37 Pool # 889072	61,760	68,778
6.5%, 8/1/38 Pool # 987711	171,181	191,968
4%, 9/1/40 Pool # AE3039	734,981	740,555
4%, 1/1/41 Pool # AB2080	599,957	604,496
5.5%, 7/1/41 Pool # AL6588	505,945	543,430
4%, 9/1/41 Pool # AJ1406	414,733	418,132
4%, 10/1/41 Pool # AJ4046	733,697	739,269
3.5%, 11/1/41 Pool # AB3867	329,324	323,484
4%, 3/1/42 Pool # AL1998	1,116,507	1,124,978
3.5%, 6/1/42 Pool # AO4134	1,140,398	1,120,181
3.5%, 8/1/42 Pool # AP2133	668,158	656,312
3%, 9/1/42 Pool # AP6568	114,668	109,537
3.5%, 9/1/42 Pool # AB6228	399,388	392,307
4%, 10/1/42 Pool # AP7363	792,931	798,921
3.5%, 12/1/42 Pool # AQ8892	124,476	122,269
3.5%, 1/1/43 Pool # AQ9326	563,343	553,378
3%, 2/1/43 Pool # AL3072	932,745	890,910
3.5%, 3/1/43 Pool # AT0310	529,052	519,684
3.5%, 4/1/43 Pool # AR9902	362,146	355,726
3.5%, 4/1/43 Pool # AT2887	461,904	453,780
4%, 1/1/45 Pool # AS4257	230,302	231,153
4.5%, 2/1/45 Pool # MA2193	706,041	726,450
3.5%, 8/1/45 Pool # AS5645	847,986	829,007
3.5%, 12/1/45 Pool # AS6309	388,796	380,094
4.5%, 10/1/46 Pool # MA2783	161,679	165,705
3%, 1/1/47 Pool # BE0108	681,427	646,597
4%, 7/1/48 Pool # MA3415	489,944	490,179

		19,285,800

Freddie Mac - 9.2%
4.5%, 2/1/25 Pool # J11722	125,240	128,847
4.5%, 5/1/25 Pool # J12247	252,315	259,611
8%, 6/1/30 Pool # C01005	575	649
6.5%, 1/1/32 Pool # C62333	23,617	26,003
3.5%, 8/1/32 Pool # C91485	373,641	371,091
4%, 5/1/33 Pool # G18693	1,179,538	1,201,975
4.5%, 6/1/34 Pool # C01856	396,319	407,766
6.5%, 11/1/36 Pool # C02660	9,685	10,832
5.5%, 1/1/37 Pool # G04593	218,517	234,648
5.5%, 11/1/37 Pool # A68787	155,632	168,635
5.5%, 12/1/38 Pool # G05267	444,090	475,552
5%, 10/1/39 Pool # G60465	1,134,122	1,200,087
3.5%, 11/1/40 Pool # G06168	527,920	518,594
4%, 10/1/41 Pool # Q04092	872,997	880,865
4.5%, 3/1/42 Pool # G07491	560,551	580,820
3%, 9/1/42 Pool # C04233	631,145	602,662
3%, 2/1/43 Pool # Q15767	450,572	429,793
3%, 4/1/43 Pool # V80025	454,331	433,545
3%, 4/1/43 Pool # V80026	447,257	426,794
3.5%, 8/1/44 Pool # Q27927	603,300	591,393
3%, 7/1/45 Pool # G08653	727,309	690,419
3.5%, 8/1/45 Pool # Q35614	683,359	667,892
3.5%, 9/1/45 Pool # G08667	767,022	749,192
3%, 11/1/45 Pool # G08675	914,559	867,176
3%, 1/1/46 Pool # G08686	949,516	899,808
3%, 10/1/46 Pool # G60722	835,297	791,630
4%, 3/1/47 Pool # Q46801	1,155,478	1,159,186
3.5%, 11/1/47 Pool # Q52079	958,116	933,270

		15,708,735

Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	9,045	10,065
6.5%, 4/20/31 Pool # 3068	4,421	4,953
4%, 4/15/39 Pool # 698089	36,312	36,560

		51,578

Total Mortgage Backed Securities
(Cost $36,531,953)		35,046,113

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.8%

Federal Farm Credit Bank - 0.4%
3.470%, 5/7/24	750,000	741,572

U.S. Treasury Bonds - 7.2%
6.625%, 2/15/27	2,000,000	2,512,734
5.375%, 2/15/31	1,250,000	1,525,342
4.500%, 5/15/38	1,500,000	1,760,391
3.750%, 8/15/41	1,500,000	1,588,652
3.000%, 5/15/45	2,000,000	1,860,000
2.250%, 8/15/46	1,500,000	1,188,457
3.000%, 5/15/47	1,000,000	926,211
3.000%, 2/15/48	1,000,000	924,727

		12,286,514

U.S. Treasury Notes - 14.2%
2.625%, 11/15/20	3,300,000	3,282,598
3.125%, 5/15/21 (F) (G)	3,000,000	3,015,586
2.125%, 8/15/21	1,750,000	1,712,334
2.000%, 10/31/21	1,000,000	973,164
2.000%, 11/15/21	1,000,000	973,008
1.750%, 9/30/22	3,000,000	2,865,000
2.000%, 2/15/23	3,000,000	2,881,875
2.750%, 2/15/24	1,500,000	1,481,133
2.125%, 3/31/24	2,500,000	2,389,648
2.250%, 11/15/25	2,250,000	2,131,172
1.500%, 8/15/26	1,000,000	889,258
2.875%, 5/15/28	1,750,000	1,709,941

		24,304,717

Total U.S. Government and Agency Obligations (Cost $37,998,072)		37,332,803
	Shares

SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (I)	2,876,641	2,876,641
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (H) (I)	647,800	647,800

Total Short-Term Investments
(Cost $3,524,441 )		3,524,441

TOTAL PUT OPTIONS PURCHASED - 0.0%		28,750

TOTAL INVESTMENTS - 99.5% (Cost $174,946,490**)		170,052,489
TOTAL PUT OPTIONS WRITTEN - 0.0%		(20,625)
NET OTHER ASSETS AND LIABILITIES - 0.5%		834,630

TOTAL NET ASSETS - 100.0%		$170,866,494

See accompanying Notes to Financial Statements.
26

Madison Funds | October 31, 2018

Madison Core Bond Fund Portfolio of Investments - continued

**	Aggregate cost for Federal tax purposes was $174,946,490.

(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2018.

(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 2.1% of total net assets.

(E)	All or a portion of these securities, with an aggregate fair value of $634,467, are on loan as part of a securities lending program. See footnote (H) and Note 9 for details on the securities lending program.

(F)	Restricted. The aggregate cost of such securities is $5,071,713. The aggregate value is $4,884,586,representing 2.9% of net assets.

(G)	All or a portion of these securities are segregated as collateral for put options written. As of October 31, 2018, the total amount segregated was $3,015,586.

(H)	Represents investments of cash collateral received in connection with securities lending.

(I)	7-day yield.

LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
PLC	Public Limited Company.
PSF-GTD	Permanent School Fund Guaranteed.
IO	Interest Only.

Purchased Option Contracts Outstanding at October 31, 2018

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Put Options Purchased
U.S. Treasury Bond Futures	$133.00	11/23/2018	40	40,000	$3,125	$5,433	$(2,308)
U.S. Treasury Bond Futures	137.00	11/23/2018	40	40,000	25,625	27,151	(1,526)

Total Put Options Purchased					$28,750	$32,584	$(3,834)

Written Option Contracts Outstanding at October 31, 2018

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Put Options Written
U.S. Treasury Bond Futures	$134.00	11/23/2018	(40)	(40,000)	$(5,000)	$(7,224)	$2,224
U.S. Treasury Bond Futures	136.00	11/23/2018	(40)	(40,000)	(15,625)	(17,692)	2,067

Total Put Options Written					$(20,625)	$(24,916)	$4,291

Madison Corporate Bond Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 95.7%

Communication Services - 5.5%
AT&T Inc., 4.25%, 3/1/27	$150,000	$145,464
AT&T Inc., 4.75%, 5/15/46	125,000	107,939
Comcast Corp., 4.15%, 10/15/28	100,000	99,178
Comcast Corp., 4.7%, 10/15/48	100,000	97,259
Harris Corp., 5.054%, 4/27/45	160,000	164,757
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 3/20/23	75,000	74,250
Verizon Communications Inc., 4.329%, 9/21/28	215,000	212,703
Verizon Communications Inc., 4.4%, 11/1/34	200,000	188,537

		1,090,087

Consumer Discretionary - 10.5%
Amazon.com Inc., 2.8%, 8/22/24	100,000	95,369
Amazon.com Inc., 3.8%, 12/5/24	200,000	200,939
Aptiv PLC (B), 3.15%, 11/19/20	200,000	197,782
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 5/1/27	100,000	98,250
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	100,000	101,172
Discovery Communications LLC, 5%, 9/20/37	200,000	186,670
GameStop Corp. (A), 6.75%, 3/15/21	50,000	50,375
General Motors Financial Co. Inc., 3.2%, 7/6/21	75,000	73,424
Georgia-Pacific LLC (A), 3.163%, 11/15/21	100,000	98,559
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	25,000	25,281
Harman International Industries Inc., 4.15%, 5/15/25	100,000	97,964
Lowe’s Cos. Inc., 2.5%, 4/15/26	100,000	90,514
McDonald’s Corp., MTN, 3.5%, 3/1/27	100,000	95,416
McDonald’s Corp., MTN, 4.875%, 12/9/45	50,000	50,017
Newell Brands Inc., 5.5%, 4/1/46	100,000	86,207
Omnicom Group Inc. / Omnicom Capital Inc., 3.6%, 4/15/26	200,000	187,738
Sirius XM Radio Inc. (A), 6%, 7/15/24	125,000	127,788
Toll Brothers Finance Corp., 4%, 12/31/18	50,000	49,875
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	150,000	140,549

		2,053,889

Consumer Staples - 1.2%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	150,000	141,299
Conagra Brands Inc., 5.4%, 11/1/48	100,000	95,423

		236,722

Energy - 14.3%
Antero Resources Corp., 5.625%, 6/1/23	50,000	50,000
Boardwalk Pipelines L.P., 4.45%, 7/15/27	100,000	93,925
BP Capital Markets PLC (B), 3.119%, 5/4/26	100,000	94,101
Chevron Corp., 3.191%, 6/24/23	200,000	196,789
Concho Resources Inc., 4.3%, 8/15/28	50,000	48,786
ConocoPhillips Co., 4.15%, 11/15/34	20,000	19,366
Devon Energy Corp., 5.6%, 7/15/41	100,000	99,367
EnLink Midstream Partners L.P., 4.85%, 7/15/26	50,000	47,291
EnLink Midstream Partners L.P., 5.45%, 6/1/47	50,000	42,128
Enterprise Products Operating LLC, 4.45%, 2/15/43	200,000	182,969
Exxon Mobil Corp., 4.114%, 3/1/46	50,000	48,253
Helmerich & Payne International Drilling Co., 4.65%, 3/15/25	100,000	101,219
Kinder Morgan Inc. (A), 5%, 2/15/21	50,000	51,327
Kinder Morgan Inc., 5.55%, 6/1/45	100,000	100,081
Marathon Oil Corp., 2.7%, 6/1/20	200,000	197,570
Marathon Petroleum Corp., 5.125%, 3/1/21	250,000	257,911
Marathon Petroleum Corp. (A), 3.8%, 4/1/28	100,000	93,406
Phillips 66, 4.65%, 11/15/34	100,000	97,869
Phillips 66 Partners L.P., 3.605%, 2/15/25	200,000	190,731
Schlumberger Holdings Corp. (A), 2.35%, 12/21/18	200,000	199,905
Valero Energy Corp., 6.625%, 6/15/37	350,000	400,775
Valero Energy Partners L.P., 4.5%, 3/15/28	200,000	197,058

		2,810,827

Financials - 36.8%

Banks - 22.9%
Bank of America Corp., MTN, 2.503%, 10/21/22	200,000	189,997
Bank of America Corp., MTN, 3.3%, 1/11/23	200,000	195,524
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (C), 2.816%, 7/21/23	100,000	96,261
Bank of America Corp., MTN, (3M USD LIBOR + 1.090%) (C), 3.093%, 10/1/25	100,000	94,769
Bank of Montreal, MTN (B), 1.9%, 8/27/21	100,000	95,856
BB&T Corp., MTN, 2.85%, 10/26/24	200,000	189,172
Capital One Financial Corp., 3.3%, 10/30/24	200,000	188,663
Citigroup Inc., 2.75%, 4/25/22	100,000	96,667
Citigroup Inc., 2.7%, 10/27/22	250,000	239,302
Citigroup Inc., (3M USD LIBOR + 1.192%) (C), 4.075%, 4/23/29	150,000	144,525
Discover Bank, 3.45%, 7/27/26	100,000	92,025
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	100,000	105,668
Goldman Sachs Group Inc./The, 3.625%, 1/22/23	200,000	197,550
See accompanying Notes to Financial Statements.
27

Madison Funds | October 31, 2018

Madison Corporate Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Financials - continued

Banks - continued
Goldman Sachs Group Inc./The, 3.5%, 11/16/26	$250,000	$233,540
Huntington National Bank/The, 3.55%, 10/6/23	250,000	246,483
JPMorgan Chase & Co., 2.972%, 1/15/23	200,000	193,509
JPMorgan Chase & Co., 3.125%, 1/23/25	300,000	284,425
KeyCorp, MTN, 5.1%, 3/24/21	250,000	258,758
Morgan Stanley, MTN, 3.7%, 10/23/24	200,000	194,886
Morgan Stanley, MTN, 3.875%, 1/27/26	150,000	145,028
Morgan Stanley, FRN, (3M USD LIBOR + 1.340%) (C), 3.591%, 7/22/28	150,000	140,477
PNC Bank NA, 2.45%, 7/28/22	250,000	240,000
PNC Financial Services Group Inc./The, 3.3%, 3/8/22	100,000	99,011
Regions Financial Corp., 3.2%, 2/8/21	250,000	247,830
Regions Financial Corp., 2.75%, 8/14/22	200,000	192,293
US Bancorp, MTN, 2.35%, 1/29/21	100,000	97,866

		4,500,085

Diversified Financial Services - 7.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (B), 3.75%, 5/15/19	150,000	150,293
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (B), 3.875%, 1/23/28	150,000	136,667
Affiliated Managers Group Inc., 4.25%, 2/15/24	300,000	301,617
Air Lease Corp., 3.625%, 4/1/27	100,000	90,984
American Express Co., 2.5%, 8/1/22	200,000	191,520
Cboe Global Markets Inc., 3.65%, 1/12/27	150,000	141,992
Intercontinental Exchange Inc., 2.35%, 9/15/22	100,000	95,821
Intercontinental Exchange Inc., 3.75%, 9/21/28	50,000	48,988
Nasdaq Inc., 3.85%, 6/30/26	50,000	47,870
Synchrony Financial, 3.7%, 8/4/26	100,000	88,730
TD Ameritrade Holding Corp., 3.3%, 4/1/27	100,000	94,123

		1,388,605

Insurance - 6.8%
Aflac Inc., 4.75%, 1/15/49	100,000	98,513
American International Group Inc., 3.875%, 1/15/35	200,000	171,523
Berkshire Hathaway Finance Corp., 4.2%, 8/15/48	200,000	190,696
Berkshire Hathaway Inc., 3.125%, 3/15/26	150,000	142,798
Liberty Mutual Group Inc. (A), 4.25%, 6/15/23	100,000	100,322
MetLife Inc., 3.6%, 4/10/24	100,000	99,341
New York Life Global Funding (A), 1.95%, 2/11/20	200,000	197,044
Old Republic International Corp., 3.875%, 8/26/26	50,000	47,312
Prudential Financial Inc., MTN, 3.5%, 5/15/24	300,000	298,082

		1,345,631

Health Care - 5.1%
AbbVie Inc., 3.75%, 11/14/23	100,000	99,044
AbbVie Inc., 4.7%, 5/14/45	100,000	90,153
CVS Health Corp., 5.125%, 7/20/45	100,000	98,088
Express Scripts Holding Co., 4.75%, 11/15/21	150,000	154,363
Halfmoon Parent Inc. (A), 4.9%, 12/15/48	100,000	95,044
Laboratory Corp. of America Holdings, 3.6%, 9/1/27	100,000	94,352
UnitedHealth Group Inc., 2.875%, 3/15/23	200,000	194,207
Zoetis Inc., 3%, 9/12/27	200,000	182,702

		1,007,953

Industrials - 9.0%
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	200,000	197,169
Carlisle Cos. Inc., 3.5%, 12/1/24	100,000	95,693
Caterpillar Inc., 5.2%, 5/27/41	20,000	21,894
CRH America Inc. (A), 3.875%, 5/18/25	200,000	193,160
Fortive Corp., 2.35%, 6/15/21	100,000	96,698
General Dynamics Corp., 1.875%, 8/15/23	100,000	92,771
Lockheed Martin Corp., 2.9%, 3/1/25	200,000	190,019
Masco Corp., 4.375%, 4/1/26	100,000	98,584
Norfolk Southern Corp., 3.25%, 12/1/21	200,000	198,524
Northrop Grumman Corp., 2.93%, 1/15/25	100,000	94,236
Textron Inc., 3.875%, 3/1/25	200,000	193,854
Union Pacific Corp., 3.5%, 6/8/23	100,000	99,509
Verisk Analytics Inc., 4%, 6/15/25	200,000	197,169

		1,769,280

Information Technology - 5.7%
Analog Devices Inc., 5.3%, 12/15/45	50,000	51,068
CDW LLC / CDW Finance Corp., 5%, 9/1/23	50,000	49,750
Citrix Systems Inc., 4.5%, 12/1/27	35,000	33,175
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	75,000	87,155
Fidelity National Information Services Inc., 3%, 8/15/26	100,000	90,915
Fidelity National Information Services Inc., 4.75%, 5/15/48	100,000	95,461
Fiserv Inc., 3.8%, 10/1/23	100,000	99,805
Intel Corp., 3.734%, 12/8/47	108,000	96,285
Marvell Technology Group Ltd. (B), 4.2%, 6/22/23	100,000	98,855
Microsoft Corp., 3.5%, 2/12/35	100,000	93,409
NVIDIA Corp., 2.2%, 9/16/21	100,000	96,989
Oracle Corp., 4%, 7/15/46	150,000	135,155
Salesforce.com Inc., 3.7%, 4/11/28	100,000	97,628

		1,125,650

Materials - 3.7%
Arconic Inc., 5.125%, 10/1/24	50,000	49,535
Dow Chemical Co./The, 4.125%, 11/15/21	200,000	203,022
Nutrien Ltd. (B), 3.375%, 3/15/25	200,000	187,522
Packaging Corp. of America, 3.65%, 9/15/24	200,000	195,208
WestRock Co. (A), 3.75%, 3/15/25	100,000	96,237

		731,524

Real Estate - 3.5%
Boston Properties L.P., 3.65%, 2/1/26	100,000	96,069
Iron Mountain Inc. (A), 4.875%, 9/15/27	100,000	89,000
Simon Property Group L.P., 4.125%, 12/1/21	200,000	203,372
WP Carey Inc., 4.6%, 4/1/24	200,000	201,063
WP Carey Inc., 4.25%, 10/1/26	100,000	96,309

		685,813

Utilities - 0.4%
Duke Energy Corp., 3.75%, 9/1/46	100,000	85,287

Total Corporate Notes and Bonds
(Cost $19,421,893)		18,831,353

LONG TERM MUNICIPAL BONDS - 2.1%
County of Palm Beach FL Revenue, 5%, 11/1/33	200,000	209,808
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	200,000	206,128

Total Long Term Municipal Bonds
(Cost $416,780)		415,936
	Shares

SHORT-TERM INVESTMENTS - 1.5%

State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (D)	292,118	292,118

Total Short-Term Investments
(Cost $292,118)		292,118

TOTAL INVESTMENTS - 99.3% (Cost $20,130,791**)		19,539,407
NET OTHER ASSETS AND LIABILITIES - 0.7%		128,405

TOTAL NET ASSETS - 100.0%		$19,667,812

**	Aggregate cost for Federal tax purposes was $20,130,791.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 4.9% of total net assets.
(C)	Floating rate or variable rate note. Rate shown is as of October 31, 2018.
(D)	7-day yield.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.
28

Madison Funds | October 31, 2018

Madison High Income Fund Portfolio of Investments

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 91.4%

Communication Services - 4.2%
Altice Luxembourg S.A. (A) (B), 7.625%, 2/15/25	$250,000	$213,125
Frontier Communications Corp. (A), 8.5%, 4/1/26	150,000	139,313
Inmarsat Finance PLC (A) (B), 6.5%, 10/1/24	300,000	295,875
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (A), 3.36%, 3/20/23	187,500	185,625

		833,938

Consumer Discretionary - 18.4%
Cablevision Systems Corp., 5.875%, 9/15/22	250,000	251,250
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 4/1/24	300,000	302,625
Deck Chassis Acquisition Inc. (A) (C), 10%, 6/15/23	150,000	155,250
Diamond Resorts International Inc. (A) (C), 7.75%, 9/1/23	250,000	255,938
DISH DBS Corp., 6.75%, 6/1/21	250,000	252,500
GameStop Corp. (A), 6.75%, 3/15/21	325,000	327,437
IRB Holding Corp. (A), 6.75%, 2/15/26	250,000	239,375
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. (A), 6.75%, 11/15/21	250,000	256,562
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	500,825
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	253,438
Scientific Games International Inc. (A), 5%, 10/15/25	300,000	279,000
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	243,125
Univision Communications Inc. (A), 5.125%, 5/15/23	325,000	306,150

		3,623,475

Consumer Staples - 9.2%
ACCO Brands Corp. (A), 5.25%, 12/15/24	250,000	232,500
Avon International Operations Inc. (A), 7.875%, 8/15/22	250,000	253,750
B&G Foods Inc., 4.625%, 6/1/21	250,000	248,437
Dean Foods Co. (A) (C), 6.5%, 3/15/23	250,000	230,313
Pilgrim’s Pride Corp. (A), 5.75%, 3/15/25	350,000	326,375
Post Holdings Inc. (A), 5.5%, 3/1/25	250,000	241,875
Simmons Foods Inc. (A) (C), 5.75%, 11/1/24	375,000	275,625

		1,808,875

Energy - 17.5%
American Midstream Partners L.P. / American Midstream Finance Corp. (A), 9.5%, 12/15/21	375,000	367,500
Berry Petroleum Co. LLC (A), 7%, 2/15/26	125,000	123,900
Carrizo Oil & Gas Inc. (C), 6.25%, 4/15/23	375,000	368,437
DCP Midstream Operating L.P., 5.375%, 7/15/25	125,000	126,756
Indigo Natural Resources LLC (A), 6.875%, 2/15/26	250,000	236,250
Jonah Energy LLC / Jonah Energy Finance Corp. (A), 7.25%, 10/15/25	375,000	298,125
Murphy Oil USA Inc., 5.625%, 5/1/27	400,000	390,000
QEP Resources Inc., 5.375%, 10/1/22	300,000	295,500
SM Energy Co. (C), 6.75%, 9/15/26	100,000	100,250
Southern Star Central Corp. (A), 5.125%, 7/15/22	300,000	295,125
Sunoco L.P. / Sunoco Finance Corp. (A), 4.875%, 1/15/23	250,000	240,938
Unit Corp., 6.625%, 5/15/21	600,000	595,500

		3,438,281

Financials - 10.0%
Acrisure LLC / Acrisure Finance Inc. (A), 7%, 11/15/25	250,000	223,125
Donnelley Financial Solutions Inc., 8.25%, 10/15/24	250,000	258,125
Equinix Inc., 5.875%, 1/15/26	250,000	254,375
Jefferies Finance LLC / JFIN Co-Issuer Corp. (A), 7.25%, 8/15/24	250,000	244,375
MPT Operating Partnership L.P. / MPT Finance Corp., 5%, 10/15/27	250,000	234,925
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.5%, 7/1/21	300,000	299,841
Quicken Loans Inc. (A), 5.75%, 5/1/25	250,000	240,937
Solera LLC / Solera Finance Inc. (A), 10.5%, 3/1/24	200,000	217,006

		1,972,709

Health Care - 5.6%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	250,000	249,375
Avantor Inc. (A), 6%, 10/1/24	300,000	299,250
Bausch Health Cos. Inc. (A) (B), 5.625%, 12/1/21	300,000	295,125
HCA Inc., 5.875%, 2/15/26	250,000	255,625

		1,099,375

Industrials - 16.5%
ADT Corp./The, 3.5%, 7/15/22	150,000	139,125
ARD Finance S.A., 7.125% Cash, 7.875 PIK (B), 7.125%, 9/15/23	300,000	290,812
Avis Budget Car Rental LLC / Avis Budget Finance Inc. (A) (C), 5.25%, 3/15/25	250,000	222,500
Bombardier Inc. (A) (B), 8.75%, 12/1/21	250,000	268,750
DAE Funding LLC (A), 5%, 8/1/24	250,000	243,750
GFL Environmental Inc. (A) (B), 5.375%, 3/1/23	250,000	229,375
Herc Rentals Inc. (A), 7.5%, 6/1/22	210,000	218,400
Mueller Industries Inc., 6%, 3/1/27	250,000	239,375
Nielsen Finance LLC / Nielsen Finance Co. (A), 5%, 4/15/22	340,000	331,075
Prime Security Services Borrower LLC / Prime Finance Inc. (A), 9.25%, 5/15/23	101,000	106,727
Summit Materials LLC / Summit Materials Finance Corp., 8.5%, 4/15/22	250,000	263,750
Tennant Co., 5.625%, 5/1/25	250,000	248,750
TransDigm Inc., 6%, 7/15/22	250,000	251,250
Waste Pro USA Inc. (A), 5.5%, 2/15/26	200,000	189,500

		3,243,139

Information Technology - 0.5%
Alliance Data Systems Corp. (A), 5.875%, 11/1/21	100,000	101,730

Materials - 3.9%
Cornerstone Chemical Co. (A), 6.75%, 8/15/24	250,000	242,813
Rayonier AM Products Inc. (A), 5.5%, 6/1/24	550,000	514,250

		757,063

Real Estate - 2.0%
Iron Mountain Inc., 5.75%, 8/15/24	400,000	392,500

Utilities - 3.6%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.5%, 5/20/25	250,000	233,750
Calpine Corp., 5.5%, 2/1/24	300,000	272,250
NRG Energy Inc., 6.25%, 5/1/24	200,000	204,176

		710,176

Total Corporate Notes and Bonds
(Cost $18,434,554)		17,981,261
	Shares

SHORT-TERM INVESTMENTS - 14.9%

State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (E)	1,455,106	1,455,106
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (D) (E)	1,470,928	1,470,928

Total Short-Term Investments
(Cost $2,926,034)		2,926,034

TOTAL INVESTMENTS - 106.2% (Cost $21,360,588**)		20,907,295
NET OTHER ASSETS AND LIABILITIES - (6.2%)		(1,229,742)

TOTAL NET ASSETS - 100.0%		$19,677,553

**	Aggregate cost for Federal tax purposes was $21,360,588.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 8.1% of total net assets.
(C)	All or a portion of these securities, with an aggregate fair value of $1,442,721, are on loan as part of a securities lending program. See footnote (D) and Note 9 for details on the securities lending program.
(D)	Represents investments of cash collateral received in connection with securities lending.
(E)	7-day yield.
PIK	Payment in Kind.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.
29

Madison Funds | October 31, 2018

Madison Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 64.9%

Communication Services - 3.3%
Comcast Corp., Class A	32,000	$1,220,480
Verizon Communications Inc.	69,500	3,967,755

		5,188,235

Consumer Discretionary - 5.9%
Home Depot Inc./The	10,500	1,846,740
McDonald’s Corp.	16,500	2,918,850
Starbucks Corp.	39,500	2,301,665
TJX Cos. Inc./The	19,700	2,164,636

		9,231,891

Consumer Staples - 8.5%
Diageo PLC, ADR	17,000	2,348,720
Hershey Co./The	10,500	1,125,075
JM Smucker Co./The	9,000	974,880
Nestle S.A., ADR	31,000	2,612,680
PepsiCo Inc.	24,500	2,753,310
Procter & Gamble Co./The	39,000	3,458,520

		13,273,185

Energy - 5.8%
Chevron Corp.	24,800	2,768,920
Exxon Mobil Corp.	51,500	4,103,520
Schlumberger Ltd.	41,500	2,129,365

		9,001,805

Financials - 9.5%
BlackRock Inc.	2,800	1,151,976
Chubb Ltd.	10,500	1,311,555
CME Group Inc.	15,543	2,848,099
Northern Trust Corp.	13,500	1,269,945
Travelers Cos. Inc./The	16,500	2,064,645
US Bancorp	60,500	3,162,335
Wells Fargo & Co.	59,000	3,140,570

		14,949,125

Health Care - 12.7%
Amgen Inc.	10,500	2,024,295
Johnson & Johnson	29,700	4,157,703
Medtronic PLC	45,000	4,041,900
Merck & Co. Inc.	50,000	3,680,500
Novartis AG, ADR	28,800	2,518,848
Pfizer Inc.	81,000	3,487,860

		19,911,106

Industrials - 7.3%
3M Co.	5,500	1,046,430
Emerson Electric Co.	20,000	1,357,600
Fastenal Co.	49,500	2,544,795
Union Pacific Corp.	12,500	1,827,750
United Parcel Service Inc., Class B	24,700	2,631,538
United Technologies Corp.	16,500	2,049,465

		11,457,578

Information Technology - 6.9%
Accenture PLC, Class A	8,500	1,339,770
Analog Devices Inc.	15,000	1,255,650
Automatic Data Processing Inc.	10,000	1,440,800
Cisco Systems Inc.	64,000	2,928,000
Microsoft Corp.	27,500	2,937,275
Texas Instruments Inc.	10,500	974,715

		10,876,210

Materials - 2.5%
Linde PLC	23,500	3,888,545

Utilities - 2.5%

Dominion Energy Inc.	24,000	1,714,080
NextEra Energy Inc.	12,500	2,156,250

		3,870,330

Total Common Stocks
(Cost $76,564,296)		101,648,010

	Par Value

ASSET BACKED SECURITIES - 1.9%
American Express Credit Account Master Trust, Series 2017-1, Class B, 2.1%, 9/15/22	250,000	246,660
BMW Floorplan Master Owner Trust, Series 2018-1, Class A2, (1M LIBOR + 0.320%) (A) (B), 2.6%, 5/15/23	75,000	75,117
CarMax Auto Owner Trust, Series 2017-1, Class A2, 1.54%, 2/18/20	11,833	11,827
CarMax Auto Owner Trust, Series 2018-3, Class A3, 3.13%, 6/15/23	150,000	149,720
Chesapeake Funding II LLC, Series 2017-4A, Class A1 (A), 2.12%, 11/15/29	349,619	344,963
Chesapeake Funding II LLC, Series 2018-1A, Class A1 (A), 3.04%, 4/15/30	250,000	248,907
Chesapeake Funding II LLC, Series 2018-2A, Class A1 (A), 3.23%, 8/15/30	150,000	149,493
Enterprise Fleet Financing LLC, Series 2015-2, Class A3 (A), 2.09%, 2/22/21	256,965	256,194
John Deere Owner Trust, Series 2018-B, Class A3, 3.08%, 11/15/22	150,000	149,522
Santander Drive Auto Receivables Trust, Series 2014-5, Class C, 2.46%, 6/15/20	10,567	10,568
Synchrony Credit Card Master Note Trust, Series 2017-1, Class B, 2.19%, 6/15/23	450,000	441,439
Verizon Owner Trust, Series 2017-1A, Class A (A), 2.06%, 9/20/21	600,000	594,565
Verizon Owner Trust, Series 2018-A, Class A1A, 3.23%, 4/20/23	250,000	249,843

Total Asset Backed Securities
(Cost $2,938,817)		2,928,818

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%

Fannie Mae REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	200,000	199,907
Fannie Mae REMICS, Series 2011-36, Class QB, 4%, 5/25/31	250,000	253,849
Fannie Mae REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	84,341	90,494
Fannie Mae REMICS, Series 2011-101, Class NC, 2.5%, 4/25/40	212,826	208,918
Fannie Mae REMICS, Series 2016-21, Class BA, 3%, 3/25/42	252,158	248,024
Freddie Mac REMICS, Series 3825, Class CB, 3.5%, 3/15/26	406,565	411,277
Freddie Mac REMICS, Series 3187, Class Z, 5%, 7/15/36	224,809	238,355

Total Collateralized Mortgage Obligations (Cost $1,729,735)		1,650,824
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.9%
Fannie Mae-Aces, Series 2016-M2, Class X2, IO (B) (C), 1.099%, 1/25/23	3,669,882	129,196
Fannie Mae-Aces, Series 2013-M12, Class APT (B) (C), 2.404%, 3/25/23	323,775	311,282
FHLMC Multifamily Structured Pass Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	250,000	243,003
FHLMC Multifamily Structured Pass Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	225,000	215,499
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B) (C), 3.745%, 2/25/45	300,000	299,864
FREMF Mortgage Trust, Series 2015-K721, Class B (A) (B) (C), 3.565%, 11/25/47	200,000	195,675

Total Commercial Mortgage-Backed Securities (Cost $1,447,021)		1,394,519

CORPORATE NOTES AND BONDS - 12.4%

Communication Services - 0.6%
AT&T Inc., 4.75%, 5/15/46	200,000	172,702
Comcast Corp., 4.15%, 10/15/28	275,000	272,740
Verizon Communications Inc., 4.329%, 9/21/28	431,000	426,395

		871,837
Consumer Discretionary - 2.3%
Advance Auto Parts Inc., 4.5%, 12/1/23	500,000	508,922
Amazon.com Inc., 2.8%, 8/22/24	125,000	119,212
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.875%, 5/1/27	200,000	196,500
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., 4.464%, 7/23/22	200,000	202,344
Discovery Communications LLC, 5%, 9/20/37	250,000	233,337
DISH DBS Corp., 6.75%, 6/1/21	100,000	101,000
ERAC USA Finance LLC (A), 6.7%, 6/1/34	45,000	52,733
GameStop Corp. (A) (D), 6.75%, 3/15/21	100,000	100,750
General Motors Financial Co. Inc., 3.2%, 7/6/21	50,000	48,949
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	125,000	126,406
Lennar Corp., 4.75%, 4/1/21	150,000	150,375
Marriott International Inc., 3.125%, 6/15/26	250,000	230,241
McDonald’s Corp., MTN, 4.875%, 12/9/45	300,000	300,102
Newell Brands Inc., 5.5%, 4/1/46	450,000	387,932
Omnicom Group Inc. / Omnicom Capital Inc., 3.6%, 4/15/26	350,000	328,541
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	155,000	145,234
Warner Media LLC, 4.75%, 3/29/21	400,000	410,486

		3,643,064

Consumer Staples - 0.5%
Anheuser-Busch InBev Finance Inc., 4.9%, 2/1/46	250,000	235,498
Bunge Ltd. Finance Corp., 3.25%, 8/15/26	250,000	224,025
Conagra Brands Inc., 4.6%, 11/1/25	250,000	250,424
Tyson Foods Inc., 3.55%, 6/2/27	75,000	69,901

		779,848

See accompanying Notes to Financial Statements.
30

Madison Funds | October 31, 2018

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Energy - 2.4%
Antero Resources Corp., 5.625%, 6/1/23	$150,000	$150,000
BP Capital Markets PLC (E), 3.119%, 5/4/26	200,000	188,202
ConocoPhillips Co., 4.15%, 11/15/34	129,000	124,908
Enterprise Products Operating LLC, 5.2%, 9/1/20	450,000	463,593
Enterprise Products Operating LLC, 3.75%, 2/15/25	300,000	293,982
Exxon Mobil Corp., 4.114%, 3/1/46	225,000	217,136
Jonah Energy LLC / Jonah Energy Finance Corp. (A), 7.25%, 10/15/25	125,000	99,375
Kinder Morgan Inc., 5.55%, 6/1/45	350,000	350,284
Marathon Oil Corp., 2.7%, 6/1/20	300,000	296,355
Phillips 66, 4.65%, 11/15/34	500,000	489,345
Schlumberger Holdings Corp. (A), 4%, 12/21/25	300,000	296,720
Unit Corp., 6.625%, 5/15/21	135,000	133,987
Valero Energy Corp., 6.625%, 6/15/37	250,000	286,268
Valero Energy Partners L.P., 4.5%, 3/15/28	300,000	295,587

		3,685,742

Financials - 3.4%
Air Lease Corp., 3.75%, 2/1/22	300,000	298,291
Air Lease Corp., 3.625%, 4/1/27	200,000	181,968
American Express Co., 2.5%, 8/1/22	400,000	383,039
Bank of America Corp., MTN, (3M USD LIBOR + 0.930%) (B), 2.816%, 7/21/23	250,000	240,652
Bank of America Corp., MTN, (3M USD LIBOR + 1.090%) (B), 3.093%, 10/1/25	400,000	379,077
Bank of New York Mellon Corp./The, MTN, 2.2%, 8/16/23	400,000	373,351
BB&T Corp., MTN, 2.85%, 10/26/24	200,000	189,172
Capital One Financial Corp., 2.45%, 4/24/19	200,000	199,563
Capital One Financial Corp., 3.3%, 10/30/24	200,000	188,663
Cboe Global Markets Inc., 3.65%, 1/12/27	175,000	165,657
Fifth Third Bancorp. (D), 3.35%, 7/26/21	250,000	248,808
Goldman Sachs Group Inc./The, (3M USD LIBOR + 1.201%) (B), 3.272%, 9/29/25	350,000	331,808
Intercontinental Exchange Inc., 2.35%, 9/15/22	200,000	191,642
JPMorgan Chase & Co., 2.972%, 1/15/23	300,000	290,264
JPMorgan Chase & Co., 2.95%, 10/1/26	350,000	320,719
Morgan Stanley, MTN, 3.875%, 1/27/26	100,000	96,685
Morgan Stanley, 4.3%, 1/27/45	250,000	230,019
Nasdaq Inc., 3.85%, 6/30/26	50,000	47,870
Regions Financial Corp., 3.2%, 2/8/21	250,000	247,830
Regions Financial Corp., 2.75%, 8/14/22	250,000	240,367
Synchrony Financial, 3.7%, 8/4/26	250,000	221,825
ZB NA, 3.5%, 8/27/21	250,000	248,693

		5,315,963

Health Care - 1.2%
AbbVie Inc., 3.75%, 11/14/23	150,000	148,566
CVS Health Corp., 5.125%, 7/20/45	250,000	245,220
Halfmoon Parent Inc. (A), 4.375%, 10/15/28	200,000	195,608
Humana Inc., 2.5%, 12/15/20	300,000	294,127
Shire Acquisitions Investments Ireland DAC (E), 1.9%, 9/23/19	350,000	345,672
UnitedHealth Group Inc., 2.875%, 3/15/23	400,000	388,415
Zoetis Inc., 3%, 9/12/27	350,000	319,727

		1,937,335

Industrials - 0.3%
Masco Corp., 4.375%, 4/1/26	150,000	147,876
Union Pacific Corp., 3.5%, 6/8/23	200,000	199,018
United Rentals North America Inc., 4.625%, 7/15/23	200,000	198,250

		545,144

Information Technology - 1.2%
Analog Devices Inc., 5.3%, 12/15/45	225,000	229,808
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	300,000	301,700
Citrix Systems Inc., 4.5%, 12/1/27	55,000	52,132
Dell International LLC / EMC Corp. (A), 8.35%, 7/15/46	75,000	87,155
Fidelity National Information Services Inc., 3%, 8/15/26	175,000	159,101
Fiserv Inc., 3.8%, 10/1/23	150,000	149,707
Hewlett Packard Enterprise Co., 6.35%, 10/15/45	175,000	171,179
Intel Corp., 3.734%, 12/8/47	272,000	242,496
Oracle Corp., 4%, 7/15/46	325,000	292,837
Thomson Reuters Corp. (E), 4.3%, 11/23/23	225,000	226,914

		1,913,029

Real Estate - 0.5%
Brixmor Operating Partnership L.P., 3.65%, 6/15/24	250,000	240,192
Iron Mountain Inc. (A), 4.875%, 9/15/27	100,000	89,000
Store Capital Corp., 4.5%, 3/15/28	200,000	193,445
Welltower Inc., 4.5%, 1/15/24	200,000	202,610

		725,247

Total Corporate Notes and Bonds
(Cost $20,030,037)		19,417,209

LONG TERM MUNICIPAL BONDS - 2.1%
County of Pasco FL Water & Sewer Revenue, Series B, 6.76%, 10/1/39	500,000	515,320
Los Angeles Department of Water & Power Revenue, 6.166%, 7/1/40	500,000	520,500
Metropolitan Transportation Authority Revenue, 6.548%, 11/15/31	325,000	390,289
New York City Transitional Finance Authority Future Tax Secured Revenue, 6.267%, 8/1/39	500,000	509,925
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	325,000	331,636
Rancho Water District Financing Authority Revenue, (Prerefunded 8/1/20 @ $100), 6.337%, 8/1/40	5,000	5,270
Rancho Water District Financing Authority Revenue, 6.337%, 8/1/40	225,000	236,606
University of Massachusetts Building Authority Revenue, 6.573%, 5/1/39	500,000	508,805
Washington County School District #1 West Union, General Obligation, 4.355%, 6/30/34	200,000	207,188

Total Long Term Municipal Bonds
(Cost $3,268,709)		3,225,539

MORTGAGE BACKED SECURITIES - 6.5%

Fannie Mae - 4.1%
3%, 9/1/30 Pool # 890696	196,384	193,423
3%, 12/1/30 Pool # AL8924	319,565	314,749
7%, 11/1/31 Pool # 607515	6,888	7,487
3.5%, 12/1/31 Pool # MA0919	499,924	496,488
7%, 5/1/32 Pool # 644591	855	873
3.5%, 8/1/32 Pool # MA3098	207,184	207,237
3.5%, 9/1/32 Pool # MA3126	170,562	170,606
5.5%, 10/1/33 Pool # 254904	46,500	49,840
7%, 7/1/34 Pool # 792636	4,736	4,838
4%, 2/1/35 Pool # MA2177	322,122	328,034
5%, 8/1/35 Pool # 829670	42,997	45,452
5%, 9/1/35 Pool # 820347	55,611	58,991
5%, 9/1/35 Pool # 835699	45,025	47,659
3%, 12/1/35 Pool # AS6267	274,362	264,544
5%, 12/1/35 Pool # 850561	16,036	16,954
5.5%, 9/1/36 Pool # 831820	82,124	89,648
6%, 9/1/36 Pool # 831741	26,487	28,445
5.5%, 10/1/36 Pool # 901723	32,041	34,260
5.5%, 12/1/36 Pool # 903059	57,767	61,374
4.5%, 7/1/41 Pool # AB3274	165,694	171,662
5.5%, 7/1/41 Pool # AL6588	151,783	163,029
3.5%, 6/1/42 Pool # AO4134	267,281	262,542
4%, 6/1/42 Pool # MA1087	186,068	187,480
3.5%, 8/1/42 Pool # AP2133	200,447	196,894
3.5%, 8/1/42 Pool # AO8100	161,787	158,919
4%, 10/1/42 Pool # AP7363	339,828	342,395
3%, 2/1/43 Pool # AL3072	284,762	271,990
3%, 2/1/43 Pool # AB8486	303,152	289,341
3%, 2/1/43 Pool # AB8563	183,024	174,643
3%, 3/1/43 Pool # AB8818	296,722	283,169
3.5%, 3/1/43 Pool # AT0310	151,158	148,481
4%, 1/1/45 Pool # MA2145	344,721	345,759
4%, 1/1/45 Pool # AS4257	121,211	121,659
4.5%, 2/1/45 Pool # MA2193	235,347	242,150
3.5%, 12/1/45 Pool # AS6309	155,518	152,037
3%, 1/1/47 Pool # BE0108	227,142	215,532
4%, 7/1/48 Pool # MA3415	244,972	245,090

		6,393,674

Freddie Mac - 2.4%
4.5%, 2/1/25 Pool # J11722	31,310	32,212
4.5%, 5/1/25 Pool # J12247	27,034	27,815
8%, 6/1/30 Pool # C01005	1,063	1,201
6.5%, 1/1/32 Pool # C62333	35,426	39,004
5%, 10/1/39 Pool # G60465	390,260	412,959
3.5%, 11/1/40 Pool # G06168	280,037	275,090
4.5%, 9/1/41 Pool # Q03516	146,393	151,696
4%, 10/1/41 Pool # Q04092	206,345	208,204
3%, 8/1/42 Pool # G08502	254,161	242,767
3%, 9/1/42 Pool # C04233	261,449	249,650
3%, 4/1/43 Pool # V80025	302,887	289,030
3%, 4/1/43 Pool # V80026	298,171	284,529
3.5%, 8/1/44 Pool # Q27927	467,557	458,330
3%, 7/1/45 Pool # G08653	181,827	172,605
3.5%, 8/1/45 Pool # Q35614	341,680	333,946
3%, 10/1/46 Pool # G60722	271,471	257,280
4%, 3/1/47 Pool # Q46801	330,137	331,196

		3,767,514

Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	12,663	14,090
6.5%, 4/20/31 Pool # 3068	7,369	8,255

		22,345

Total Mortgage Backed Securities
(Cost $10,673,756)		10,183,533

See accompanying Notes to Financial Statements.
31

Madison Funds | October 31, 2018

Madison Diversified Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 7.5%

Federal Farm Credit Bank - 0.1%
3.470%, 5/7/24	$225,000	$222,472

Federal Home Loan Bank - 0.3%
1.750%, 12/21/23 (F)	400,000	394,581

U.S. Treasury Bonds - 2.1%
6.625%, 2/15/27	860,000	1,080,476
3.750%, 8/15/41	175,000	185,343
3.000%, 5/15/42	500,000	468,633
2.500%, 2/15/45	450,000	379,283
2.500%, 5/15/46	400,000	335,187
2.250%, 8/15/46	450,000	356,537
3.000%, 5/15/47	450,000	416,795
3.000%, 2/15/48	115,000	106,344

		3,328,598

U.S. Treasury Notes - 5.0%
2.625%, 11/15/20	1,600,000	1,591,562
2.000%, 11/15/21	1,000,000	973,008
1.750%, 5/15/22	2,000,000	1,918,906
2.500%, 8/15/23	1,500,000	1,467,422
2.125%, 3/31/24	1,000,000	955,859
1.500%, 8/15/26	500,000	444,629
2.875%, 5/15/28	500,000	488,555

		7,839,941

Total U.S. Government and Agency Obligations (Cost $12,116,999)		11,785,592
	Shares

SHORT-TERM INVESTMENTS - 2.6%

State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (H)	3,674,945	3,674,945
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (G) (H)	352,310	352,310

Total Short-Term Investments
(Cost $4,027,255)		4,027,255

TOTAL INVESTMENTS - 99.8% (Cost $132,796,625**)		156,261,299
NET OTHER ASSETS AND LIABILITIES - 0.2%		345,023

TOTAL NET ASSETS - 100.0%		$156,606,322

**	Aggregate cost for Federal tax purposes was $132,941,661.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2018.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(D)	All or a portion of these securities, with an aggregate fair value of $345,518, are on loan as part of a securities lending program. See footnote (G) and Note 9 for details on the securities lending program.
(E)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.5% of total net assets.
(F)	Stepped rate security. Rate shown is as of October 31, 2018.
(G)	Represents investments of cash collateral received in connection with securities lending.
(H)	7-day yield.
ADR	American Depositary Receipt.
LIBOR	London Interbank Offered Rate.
MTN	Medium Term Note.
PLC	Public Limited Company.
PSF-GTD	Permanent School Fund Guaranteed.

Madison Covered Call & Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 80.9%

Communication Services - 5.9%
CenturyLink Inc. (A)	218,000	$4,499,520
T-Mobile U.S. Inc. * (A)	49,900	3,420,645

		7,920,165

Consumer Discretionary - 6.5%
Discovery Inc., Class C * (A)	36,000	1,055,160
General Motors Co. (A)	75,100	2,747,909
Nordstrom Inc. (A)	52,300	3,439,771
Whirlpool Corp. (A)	13,300	1,459,808

		8,702,648

Consumer Staples - 4.2%
Archer-Daniels-Midland Co. (A)	56,000	2,646,000
JM Smucker Co./The (A)	27,500	2,978,800

		5,624,800

Energy - 12.1%
Apache Corp.	77,700	2,939,391
Baker Hughes, a GE Co. (A)	96,300	2,570,247
Canadian Natural Resources Ltd. (A)	70,000	1,912,400
EOG Resources Inc. (A)	28,000	2,949,520
Range Resources Corp. (A)	202,200	3,204,870
Transocean Ltd. * (A) (B)	250,000	2,752,500

		16,328,928

Financials - 8.9%
Bank of America Corp. (A)	97,800	2,689,500
Citigroup Inc. (A)	40,000	2,618,400
JPMorgan Chase & Co. (A)	27,000	2,943,540
Northern Trust Corp. (A)	25,000	2,351,750
Regions Financial Corp. (A)	81,300	1,379,661

		11,982,851

Health Care - 11.8%
Baxter International Inc. (A)	59,500	3,719,345
Cerner Corp. * (A)	24,300	1,391,904
CVS Health Corp. (A)	48,200	3,489,198
Gilead Sciences Inc. (A)	38,500	2,624,930
McKesson Corp. (A)	10,500	1,309,980
Medtronic PLC (A)	38,000	3,413,160

		15,948,517

Industrials - 3.0%
Delta Air Lines Inc. (A)	42,100	2,304,133
FedEx Corp. (A)	8,000	1,762,720

		4,066,853

Information Technology - 14.7%
Alphabet Inc., Class C * (A)	4,100	4,414,757
First Data Corp., Class A * (A)	206,000	3,860,440
Microsoft Corp. (A)	43,800	4,678,278
QUALCOMM Inc. (A)	58,800	3,697,932
Xilinx Inc. (A)	36,000	3,073,320

		19,724,727

Materials - 10.0%
Alcoa Corp. * (A)	93,700	3,278,563
DowDuPont Inc. (A)	23,000	1,240,160
Freeport-McMoRan Inc.	290,900	3,388,985
Newmont Mining Corp. (A)	90,200	2,788,984
Steel Dynamics Inc. (A)	70,000	2,772,000

		13,468,692

Utilities - 3.8%
AES Corp. (A)	173,200	2,525,256
Sempra Energy (A)	23,500	2,587,820

		5,113,076

Total Common Stocks
(Cost $125,688,419)		108,881,257

EXCHANGE TRADED FUNDS - 4.3%
Invesco DB Gold Fund *	100,000	3,821,000
VanEck Vectors Gold Miners ETF	103,600	1,961,148

Total Exchange Traded Funds
(Cost $6,472,306)		5,782,148

SHORT-TERM INVESTMENTS - 17.4%

State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (D)	22,084,145	22,084,145
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (C) (D)	1,406,250	1,406,250

Total Short-Term Investments
(Cost $23,490,395)		23,490,395

TOTAL INVESTMENTS - 102.6% (Cost $155,651,120**)		138,153,800
TOTAL CALL OPTIONS WRITTEN - (1.7%)		(2,272,021)
NET OTHER ASSETS AND LIABILITIES - (0.9%)		(1,244,340)

TOTAL NET ASSETS - 100.0%		$134,637,439

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $157,681,978.
(A)	All or a portion of these securities’ positions, with a fair value of $84,716,462, represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities, with an aggregate fair value of $1,410,810, are on loan as part of a securities lending program. See footnote (C) and Note 9 for details on the securities lending program.
(C)	Represents investments of cash collateral received in connection with securities lending.
(D)	7-day yield.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.
32

Madison Funds | October 31, 2018

Madison Covered Call & Equity Income Fund Portfolio of Investments - continued

Written Option Contracts Outstanding at October 31, 2018

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)

Call Options Written
AES Corp.	$14.00	11/16/2018	(1,300)	$(1,820,000)	$(100,750)	$(37,655)	$(63,095)
AES Corp.	15.00	12/21/2018	(432)	(648,000)	(17,280)	(21,252)	3,972
Alcoa Corp.	40.00	12/21/2018	(500)	(2,000,000)	(36,250)	(87,992)	51,742
Alcoa Corp.	42.00	01/18/2019	(437)	(1,835,400)	(38,237)	(77,211)	38,974
Alphabet Inc., Class C	1,115.00	12/21/2018	(8)	(892,000)	(22,720)	(19,431)	(3,289)
Alphabet Inc., Class C	1,180.00	01/18/2019	(33)	(3,894,000)	(55,110)	(91,868)	36,758
Archer-Daniels-Midland Co.	50.00	11/16/2018	(240)	(1,200,000)	(11,040)	(22,451)	11,411
Archer-Daniels-Midland Co.	50.00	12/21/2018	(260)	(1,300,000)	(17,420)	(42,495)	25,075
Archer-Daniels-Midland Co.	50.00	01/18/2019	(17)	(85,000)	(1,581)	(2,028)	447
Baker Hughes, a GE Co.	32.50	01/18/2019	(500)	(1,625,000)	(17,500)	(52,422)	34,922
Bank of America Corp.	28.00	12/21/2018	(500)	(1,400,000)	(44,500)	(36,782)	(7,718)
Baxter International Inc.	72.50	11/16/2018	(216)	(1,566,000)	(1,512)	(31,226)	29,714
Baxter International Inc.	70.00	12/21/2018	(254)	(1,778,000)	(8,128)	(39,704)	31,576
Baxter International Inc.	72.50	01/18/2019	(125)	(906,250)	(3,687)	(19,472)	15,785
CenturyLink Inc.	21.00	11/16/2018	(704)	(1,478,400)	(59,840)	(39,604)	(20,236)
CenturyLink Inc.	22.00	11/16/2018	(1,175)	(2,585,000)	(51,700)	(66,847)	15,147
CenturyLink Inc.	23.00	01/18/2019	(301)	(692,300)	(13,545)	(21,454)	7,909
Cerner Corp.	62.50	01/18/2019	(222)	(1,387,500)	(19,980)	(27,089)	7,109
Cerner Corp.	67.50	01/18/2019	(21)	(141,750)	(367)	(2,966)	2,599
Citigroup Inc.	67.50	12/21/2018	(400)	(2,700,000)	(65,200)	(63,525)	(1,675)
CVS Health Corp.	75.00	11/16/2018	(130)	(975,000)	(17,095)	(20,746)	3,651
CVS Health Corp.	77.50	12/21/2018	(352)	(2,728,000)	(50,688)	(66,691)	16,003
Delta Air Lines Inc.	55.00	12/21/2018	(211)	(1,160,500)	(46,525)	(32,237)	(14,288)
Delta Air Lines Inc.	55.00	01/18/2019	(210)	(1,155,000)	(59,535)	(43,865)	(15,670)
Discovery Inc., Class C	32.50	01/18/2019	(360)	(1,170,000)	(31,500)	(33,998)	2,498
DowDuPont Inc.	55.00	12/21/2018	(230)	(1,265,000)	(52,095)	(42,180)	(9,915)
EOG Resources Inc.	125.00	01/18/2019	(200)	(2,500,000)	(17,300)	(66,844)	49,544
FedEx Corp.	230.00	11/16/2018	(80)	(1,840,000)	(14,640)	(17,207)	2,567
First Data Corp.	25.00	11/16/2018	(470)	(1,175,000)	(1,175)	(39,463)	38,288
First Data Corp.	25.00	12/21/2018	(640)	(1,600,000)	(1,600)	(36,758)	35,158
General Motors Co.	35.00	12/21/2018	(400)	(1,400,000)	(104,800)	(35,634)	(69,166)
General Motors Co.	37.00	01/18/2019	(351)	(1,298,700)	(65,812)	(36,755)	(29,057)
Gilead Sciences Inc.	75.00	11/16/2018	(262)	(1,965,000)	(8,122)	(54,748)	46,626
Gilead Sciences Inc.	80.00	01/18/2019	(123)	(984,000)	(7,933)	(28,357)	20,424
JM Smucker Co./The	110.00	12/21/2018	(75)	(825,000)	(27,000)	(25,782)	(1,218)
JM Smucker Co./The	110.00	01/18/2019	(200)	(2,200,000)	(87,000)	(56,166)	(30,834)
McKesson Corp.	130.00	12/21/2018	(105)	(1,365,000)	(31,238)	(23,051)	(8,187)
Medtronic PLC	95.00	12/21/2018	(230)	(2,185,000)	(28,865)	(48,992)	20,127
Medtronic PLC	97.50	12/21/2018	(150)	(1,462,500)	(10,500)	(27,835)	17,335
Microsoft Corp.	115.00	12/21/2018	(198)	(2,277,000)	(25,146)	(41,420)	16,274
Microsoft Corp.	120.00	12/21/2018	(180)	(2,160,000)	(8,910)	(43,263)	34,353
Newmont Mining Corp.	34.00	12/21/2018	(143)	(486,200)	(6,149)	(12,007)	5,858
Nordstrom Inc.	65.00	01/18/2019	(523)	(3,399,500)	(291,573)	(108,263)	(183,310)
Northern Trust Corp.	95.00	11/16/2018	(125)	(1,187,500)	(21,563)	(21,120)	(443)
Northern Trust Corp.	100.00	01/18/2019	(125)	(1,250,000)	(24,063)	(22,079)	(1,984)
QUALCOMM Inc.	67.50	11/16/2018	(588)	(3,969,000)	(41,160)	(86,932)	45,772
Range Resources Corp.	19.00	11/16/2018	(500)	(950,000)	(3,750)	(21,079)	17,329
Range Resources Corp.	20.00	12/21/2018	(900)	(1,800,000)	(18,000)	(48,976)	30,976
Range Resources Corp.	20.00	01/18/2019	(622)	(1,244,000)	(21,770)	(41,779)	20,009
Regions Financial Corp.	17.00	12/21/2018	(60)	(102,000)	(4,350)	(3,238)	(1,112)
Sempra Energy	120.00	01/18/2019	(235)	(2,820,000)	(17,038)	(50,768)	33,730
Steel Dynamics Inc.	40.00	12/21/2018	(350)	(1,400,000)	(68,250)	(58,192)	(10,058)
T-Mobile U.S. Inc.	70.00	11/16/2018	(219)	(1,533,000)	(21,243)	(28,329)	7,086
T-Mobile U.S. Inc.	72.50	01/18/2019	(280)	(2,030,000)	(56,560)	(71,569)	15,009
Transocean Ltd.	15.00	01/18/2019	(797)	(1,195,500)	(11,557)	(63,444)	51,887
Whirlpool Corp.	110.00	11/16/2018	(33)	(363,000)	(9,719)	(12,506)	2,787
Whirlpool Corp.	115.00	12/21/2018	(100)	(1,150,000)	(26,750)	(23,515)	(3,235)
Xilinx Inc.	77.50	11/16/2018	(180)	(1,395,000)	(164,700)	(39,593)	(125,107)
Xilinx Inc.	77.50	12/21/2018	(180)	(1,395,000)	(180,000)	(55,174)	(124,826)

Total Options Written, at Value					$(2,272,021)	$(2,394,029)	$122,008

See accompanying Notes to Financial Statements.
33

Madison Funds | October 31, 2018

Madison Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 96.3%

Communication Services - 5.0%
Comcast Corp., Class A	34,000	$1,296,760
Verizon Communications Inc.	74,000	4,224,660

		5,521,420

Consumer Discretionary - 8.8%
Home Depot Inc./The	11,000	1,934,680
McDonald’s Corp.	17,500	3,095,750
Starbucks Corp.	43,000	2,505,610
TJX Cos. Inc./The	20,800	2,285,504

		9,821,544

Consumer Staples - 12.6%
Diageo PLC, ADR	17,500	2,417,800
Hershey Co./The	11,000	1,178,650
JM Smucker Co./The	10,000	1,083,200
Nestle S.A., ADR	33,000	2,781,240
PepsiCo Inc.	25,800	2,899,404
Procter & Gamble Co./The	41,500	3,680,220

		14,040,514

Energy - 8.5%
Chevron Corp.	26,500	2,958,725
Exxon Mobil Corp.	52,500	4,183,200
Schlumberger Ltd.	45,000	2,308,950

		9,450,875

Financials - 14.1%
BlackRock Inc.	3,000	1,234,260
Chubb Ltd.	11,500	1,436,465
CME Group Inc.	16,200	2,968,488
Northern Trust Corp.	14,500	1,364,015
Travelers Cos. Inc./The	17,000	2,127,210
U.S. Bancorp	64,000	3,345,280
Wells Fargo & Co.	61,500	3,273,645

		15,749,363

Health Care - 18.7%
Amgen Inc.	11,000	2,120,690
Johnson & Johnson	31,200	4,367,688
Medtronic PLC	47,000	4,221,540
Merck & Co. Inc.	52,500	3,864,525
Novartis AG, ADR	30,000	2,623,800
Pfizer Inc.	85,000	3,660,100

		20,858,343

Industrials - 10.9%
3M Co.	6,000	1,141,560
Emerson Electric Co.	21,000	1,425,480
Fastenal Co.	52,000	2,673,320
Union Pacific Corp.	13,500	1,973,970
United Parcel Service Inc., Class B	26,000	2,770,040
United Technologies Corp.	17,500	2,173,675

		12,158,045

Information Technology - 10.4%
Accenture PLC, Class A	9,500	1,497,390
Analog Devices Inc.	15,000	1,255,650
Automatic Data Processing Inc.	10,000	1,440,800
Cisco Systems Inc.	68,500	3,133,875
Microsoft Corp.	29,500	3,150,895
Texas Instruments Inc.	11,500	1,067,545

		11,546,155

Materials - 3.6%
Linde PLC	24,000	3,971,280

Utilities - 3.7%
Dominion Energy Inc.	25,500	1,821,210
NextEra Energy Inc.	13,500	2,328,750

		4,149,960

Total Common Stocks
(Cost $91,667,025)		107,267,499

SHORT-TERM INVESTMENTS - 3.7%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (A)	4,139,265	4,139,265

Total Short-Term Investments
(Cost $4,139,265)		4,139,265

TOTAL INVESTMENTS - 100.0% (Cost $95,806,290**)		111,406,764
NET OTHER ASSETS AND LIABILITIES - 0.0%		49,890

TOTAL NET ASSETS - 100.0%		$111,456,654

**	Aggregate cost for Federal tax purposes was $95,849,283.
(A)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 96.7%

Communication Services - 6.2%
CenturyLink Inc.	196,000	$4,045,440
Verizon Communications Inc.	22,000	1,255,980

		5,301,420

Consumer Discretionary - 4.1%
Discovery Inc., Class C *	118,000	3,458,580

Consumer Staples - 8.0%
Archer-Daniels-Midland Co.	93,000	4,394,250
Procter & Gamble Co./The	27,000	2,394,360

		6,788,610

Energy - 13.0%
Chevron Corp.	8,000	893,200
EOG Resources Inc.	40,000	4,213,600
Murphy Oil Corp.	54,000	1,720,440
Range Resources Corp.	147,000	2,329,950
Transocean Ltd. * (A)	166,000	1,827,660

		10,984,850

Financials - 14.4%
Bank of America Corp.	121,000	3,327,500
Bank of New York Mellon Corp./The	18,500	875,605
JPMorgan Chase & Co.	36,500	3,979,230
Regions Financial Corp.	66,000	1,120,020
US Bancorp	56,000	2,927,120

		12,229,475

Health Care - 16.5%
Baxter International Inc.	54,000	3,375,540
Eli Lilly & Co.	39,500	4,283,380
Humana Inc.	7,000	2,242,870
Medtronic PLC	45,500	4,086,810

		13,988,600

Industrials - 5.6%
Jacobs Engineering Group Inc.	63,000	4,730,670

Information Technology - 4.3%
First Data Corp., Class A *	195,000	3,654,300

Materials - 8.6%
Cleveland-Cliffs Inc. *	341,000	3,669,160
DowDuPont Inc.	21,000	1,132,320
Vale S.A., ADR	166,000	2,506,600

		7,308,080

Real Estate - 1.6%
Boston Properties Inc., REIT	11,000	1,328,360

Utilities - 14.4%
AES Corp.	336,000	4,898,880
NRG Energy Inc.	104,000	3,763,760
Sempra Energy	32,200	3,545,863

		12,208,503
Total Common Stocks
(Cost $72,689,760)		81,981,448

SHORT-TERM INVESTMENTS - 6.6%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (C)	4,929,067	4,929,067
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (B) (C)	630,788	630,788

Total Short-Term Investments
(Cost $5,559,855)		5,559,855

TOTAL INVESTMENTS - 103.3% (Cost $78,249,615**)		87,541,303
NET OTHER ASSETS AND LIABILITIES - (3.3%)		(2,761,482)

TOTAL NET ASSETS - 100.0%		$84,779,821

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $78,302,984.
(A)	All or a portion of these securities, with an aggregate fair value of $1,791,107, are on loan as part of a securities lending program. See footnote (B) and Note 9 for details on the securities lending program.
(B)	Represents investments of cash collateral received in connection with securities lending.
(C)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.
34

Madison Funds | October 31, 2018

Madison Investors Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 94.8%

Consumer Discretionary - 19.0%
Booking Holdings Inc. *	4,229	$7,927,599
CarMax Inc. *	144,433	9,808,445
Dollar Tree Inc. *	123,868	10,442,072
Omnicom Group Inc.	82,606	6,139,278
Starbucks Corp.	163,663	9,536,643
TJX Cos. Inc./The	109,694	12,053,177

		55,907,214

Consumer Staples - 2.0%
JM Smucker Co./The	55,600	6,022,592

Financials - 14.2%
Berkshire Hathaway Inc., Class B *	56,256	11,548,232
Brookfield Asset Management Inc., Class A	264,145	10,763,909
Charles Schwab Corp./The	93,380	4,317,891
US Bancorp	287,811	15,043,881

		41,673,913

Health Care - 15.6%
Danaher Corp.	99,677	9,907,894
Henry Schein Inc. *	140,192	11,635,936
Johnson & Johnson	51,636	7,228,523
Novartis AG, ADR	141,087	12,339,469
Varian Medical Systems Inc. *	38,475	4,592,761

		45,704,583

Industrials - 10.4%
Copart Inc. *	124,128	6,071,101
Jacobs Engineering Group Inc.	218,149	16,380,808
PACCAR Inc.	142,438	8,148,878

		30,600,787

Information Technology - 21.7%
Accenture PLC, Class A	35,423	5,583,373
Alphabet Inc., Class C *	9,781	10,531,887
Analog Devices Inc.	73,217	6,128,995
CDW Corp.	98,963	8,907,660
Cognizant Technology Solutions Corp., Class A	131,665	9,088,835
Oracle Corp.	123,331	6,023,486
TE Connectivity Ltd.	118,152	8,911,024
Visa Inc., Class A	62,967	8,680,001

		63,855,261
Materials - 8.1%
Linde PLC	58,327	9,651,369
PPG Industries Inc.	135,376	14,226,664

		23,878,033

Real Estate - 3.8%
American Tower Corp.	70,924	11,050,668

Total Common Stocks
(Cost $211,310,016)		278,693,051

SHORT-TERM INVESTMENTS - 5.2%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (A)	15,147,837	15,147,837

Total Short-Term Investments
(Cost $15,147,837)		15,147,837

TOTAL INVESTMENTS - 100.0%
(Cost $226,457,853**)		293,840,888
NET OTHER ASSETS AND LIABILITIES - 0.0%		62,692

TOTAL NET ASSETS - 100.0%		$293,903,580

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $226,556,508.
(A)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 92.9%

Consumer Discretionary - 30.3%

Household Durables - 2.6%
Mohawk Industries Inc. *	88,836	$11,080,514

Media - 9.9%
Liberty Broadband Corp., Class C *	250,957	20,811,864
Liberty Global PLC, Series C *	349,883	8,761,070
Omnicom Group Inc.	171,537	12,748,630

		42,321,564

Multiline Retail - 4.5%
Dollar Tree Inc. *	225,044	18,971,209

Specialty Retail - 13.3%
CarMax Inc. *	237,252	16,111,783
Floor & Decor Holdings Inc. *	201,692	5,159,281
O’Reilly Automotive Inc. *	51,786	16,610,360
Ross Stores Inc.	101,110	10,009,890
TJX Cos. Inc./The	80,930	8,892,589

		56,783,903

		129,157,190

Consumer Staples - 0.8%
Brown-Forman Corp., Class B	76,953	3,566,002

Energy - 0.9%
Oceaneering International Inc. *	193,969	3,673,773

Financials - 22.5%
Arch Capital Group Ltd. *	793,077	22,499,595
Brookfield Asset Management Inc., Class A	386,269	15,740,462
Brown & Brown Inc.	605,269	17,056,480
Glacier Bancorp Inc.	235,371	9,979,730
Markel Corp. *	18,113	19,801,856
WR Berkley Corp.	143,355	10,880,645

		95,958,768

Health Care - 7.3%
Henry Schein Inc. *	200,728	16,660,424
Laboratory Corp. of America Holdings *	90,021	14,452,872

		31,113,296

Industrials - 13.0%
Copart Inc. *	265,815	13,001,012
Expeditors International of Washington Inc.	238,631	16,031,231
Fastenal Co.	207,977	10,692,097
IHS Markit Ltd. *	297,646	15,635,344

		55,359,684

Information Technology - 9.1%
Alliance Data Systems Corp.	38,837	8,007,413
Amphenol Corp., Class A	92,816	8,307,032
CDW Corp.	248,505	22,367,935

		38,682,380

Materials - 6.3%
Axalta Coating Systems Ltd. *	463,708	11,444,313
Crown Holdings Inc. *	198,987	8,415,160
NewMarket Corp.	17,835	6,883,597

		26,743,070

Real Estate - 2.7%
Crown Castle International Corp.	106,283	11,557,213

Total Common Stocks
(Cost $281,753,711)		395,811,376

SHORT-TERM INVESTMENTS - 7.5%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (A)	32,008,389	32,008,389

Total Short-Term Investments
(Cost $32,008,389)		32,008,389

TOTAL INVESTMENTS - 100.4%
(Cost $313,762,100**)		427,819,765
NET OTHER ASSETS AND LIABILITIES - (0.4%)		(1,807,992

TOTAL NET ASSETS - 100.0%		$426,011,773

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $313,763,239.
(A)	7-day yield.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.
35

Madison Funds | October 31, 2018

Madison Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 97.4%

Consumer Discretionary - 5.3%
Cato Corp./The, Class A	12,433	$239,708
Cooper Tire & Rubber Co.	11,220	346,586
Gentherm Inc. *	11,940	521,061
Helen of Troy Ltd. *	2,786	345,798
Nutrisystem Inc.	9,030	321,107
TRI Pointe Group Inc. *	40,244	478,904

		2,253,164

Consumer Staples - 3.0%
C&C Group PLC	179,112	665,418
Cranswick PLC	16,197	598,317

		1,263,735

Energy - 4.7%
Dorian LPG Ltd. *	33,916	269,632
Era Group Inc. *	17,944	203,126
Resolute Energy Corp. * (A)	18,368	511,182
Scorpio Tankers Inc.	141,833	253,881
SEACOR Holdings Inc. *	10,360	497,177
SEACOR Marine Holdings Inc. *	14,912	272,591

		2,007,589

Financials - 20.0%
1st Source Corp.	9,231	430,072
Banc of California Inc.	39,864	635,831
FCB Financial Holdings Inc., Class A *	5,424	212,241
First Busey Corp.	21,829	609,466
First Midwest Bancorp Inc.	48,638	1,116,729
Flushing Financial Corp.	24,631	558,877
Great Western Bancorp Inc.	21,400	784,310
International Bancshares Corp.	19,554	756,740
Kemper Corp.	7,665	576,331
MB Financial Inc.	22,401	994,380
Northwest Bancshares Inc.	58,335	941,527
Solar Capital Ltd.	18,405	379,143
Union Bankshares Corp.	16,550	565,017

		8,560,664

Health Care - 4.3%
Allscripts Healthcare Solutions Inc. *	69,674	829,817
AMN Healthcare Services Inc. *	5,921	299,721
CorVel Corp. *	7,546	437,366
Natus Medical Inc. *	9,169	273,970

		1,840,874
Industrials - 33.7%
Aerospace & Defense - 1.6%
Astronics Corp. *	8,048	234,666
Cubic Corp.	6,778	444,705

		679,371

Air Freight & Logistics - 1.4%
Forward Air Corp.	9,998	599,780

Building Products - 2.6%
American Woodmark Corp. *	7,740	467,806
Tyman PLC	178,327	632,527

		1,100,333

Commercial Services & Supplies - 4.5%
ACCO Brands Corp.	59,987	484,095
Matthews International Corp., Class A	10,949	455,697
SP Plus Corp. *	15,648	500,110
Steelcase Inc., Class A	29,028	481,865

		1,921,767

Construction & Engineering - 0.7%
Primoris Services Corp.	14,352	303,832

Electrical Equipment - 1.8%
Thermon Group Holdings Inc. *	34,743	749,754

Machinery - 12.0%
Albany International Corp., Class A	11,877	831,152
CIRCOR International Inc.	10,114	328,806
ESCO Technologies Inc.	15,562	952,706
Luxfer Holdings PLC	32,238	744,053
Mueller Industries Inc.	38,811	945,048
TriMas Corp. *	44,715	1,316,857

		5,118,622

Professional Services - 7.8%
Forrester Research Inc.	19,370	780,224
FTI Consulting Inc. *	4,954	342,371
Huron Consulting Group Inc. *	14,431	786,345
ICF International Inc.	6,279	462,386
Mistras Group Inc. *	25,515	507,748
Navigant Consulting Inc.	21,220	458,352

		3,337,426

Trading Companies & Distributors - 1.3%
GATX Corp.	7,501	562,050

Information Technology - 6.8%
Belden Inc.	19,545	1,056,407
CTS Corp.	18,024	481,060
ScanSource Inc. *	9,034	351,242
WNS Holdings Ltd., ADR *	20,377	1,022,722

		2,911,431

Materials - 8.1%
Greif Inc., Class A	16,061	759,685
Neenah Inc.	7,962	640,623
Orion Engineered Carbons S.A.	32,389	835,960
Sensient Technologies Corp.	13,565	879,826
Stepan Co.	4,140	341,923

		3,458,017

Real Estate - 9.9%
Alexander & Baldwin Inc., REIT	31,430	614,142
Corporate Office Properties Trust, REIT	25,187	650,832
DiamondRock Hospitality Co., REIT	41,383	432,452
Physicians Realty Trust, REIT	42,700	707,966
PotlatchDeltic Corp., REIT	18,452	668,885
Ramco-Gershenson Properties Trust, REIT	56,885	755,433
Summit Hotel Properties Inc., REIT	35,369	407,451

		4,237,161

Utilities - 1.6%
New Jersey Resources Corp.	7,695	347,044
Spire Inc.	4,779	346,860

		693,904

Total Common Stocks
(Cost $31,748,300)		41,599,474

SHORT-TERM INVESTMENTS - 4.5%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (C)	1,426,029	1,426,029
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (B) (C)	508,500	508,500

Total Short-Term Investments
(Cost $1,934,529)		1,934,529

TOTAL INVESTMENTS - 101.9% (Cost $33,682,829**)		43,534,003
NET OTHER ASSETS AND LIABILITIES - (1.9%)		(817,909)

TOTAL NET ASSETS - 100.0%		$42,716,094

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was 34,567,345.
(A)	All or a portion of these securities, with an aggregate fair value of $500,940, are on loan as part of a securities lending program. See footnote (B) and Note 9 for details on the securities lending program.
(B)	Represents investments of cash collateral received in connection with securities lending.
(C)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.
36

Madison Funds | October 31, 2018

Madison International Stock Fund Portfolio of Investments

	Shares	Value (Note 2)

COMMON STOCKS - 92.5%

Australia - 1.7%
BHP Billiton PLC	17,003	$339,560

Belgium - 1.3%
Anheuser-Busch InBev S.A.	3,395	250,486

Brazil - 0.9%
Cielo S.A.	51,800	183,732

Canada - 6.2%
Canadian National Railway Co.	2,480	212,009
National Bank of Canada	5,100	231,514
Rogers Communications Inc., Class B	6,900	355,312
Suncor Energy Inc.	12,780	428,702

		1,227,537

Denmark - 1.3%
Carlsberg AS, Class B	2,401	264,854

Finland - 2.7%
Nordea Bank Abp	30,287	263,414
Sampo Oyj, Class A	6,100	280,927

		544,341

France - 10.5%
Air Liquide S.A.	1,626	197,061
Capgemini SE	2,648	323,920
Cie de Saint-Gobain	4,676	176,048
Cie Generale des Etablissements Michelin	1,647	169,273
Safran S.A.	3,236	418,023
Societe Generale S.A.	4,873	179,270
Vinci S.A. (A)	3,444	307,699
Vivendi S.A.	13,413	324,202

		2,095,496

Germany - 3.6%
Fresenius SE & Co. KGaA	2,690	171,476
SAP SE	5,165	553,774

		725,250

Hong Kong - 0.4%
Techtronic Industries Co. Ltd.	16,500	77,219

India - 1.2%
ICICI Bank Ltd., ADR	24,850	235,826

Ireland - 5.3%
Medtronic PLC	5,680	510,177
Ryanair Holdings PLC, ADR *	2,557	211,720
Shire PLC	5,743	343,582

		1,065,479

Israel - 0.7%
Bank Leumi Le-Israel BM	23,117	144,301

Japan - 13.5%
Daiwa House Industry Co. Ltd.	15,096	456,084
Don Quijote Holdings Co. Ltd. (A)	9,200	551,176
Kao Corp.	3,410	227,595
KDDI Corp.	10,000	249,435
Makita Corp.	6,900	238,796
Nexon Co. Ltd. *	19,200	218,826
Shin-Etsu Chemical Co. Ltd.	2,400	201,406
Sumitomo Mitsui Financial Group Inc.	8,800	344,248
Yamaha Corp.	4,800	211,636

		2,699,202

Luxembourg - 0.9%
Tenaris S.A.	11,977	178,186

Netherlands - 3.0%
ABN AMRO Group N.V. (B)	8,964	220,322
Wolters Kluwer N.V.	6,484	368,380

		588,702

Norway - 2.8%
Equinor ASA	9,850	256,246
Telenor ASA	16,820	308,574

		564,820

Singapore - 2.1%
DBS Group Holdings Ltd.	15,940	269,973
NetLink NBN Trust	256,500	144,439

		414,412

Spain - 1.5%
Red Electrica Corp. S.A.	14,510	300,756

Sweden - 2.9%
Assa Abloy AB, Class B	19,871	396,285
Epiroc AB, Class A *	20,947	183,944

		580,229

Switzerland - 7.2%
Ferguson PLC	6,551	442,371
Julius Baer Group Ltd. *	4,578	209,275
Novartis AG	8,846	775,030

		1,426,676

Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,600	213,360

United Kingdom - 21.7%
Aon PLC	3,260	509,147
British American Tobacco PLC	9,280	402,527
Compass Group PLC	20,333	400,240
Diageo PLC	6,181	213,986
Howden Joinery Group PLC	27,538	165,119
Informa PLC	25,799	235,319
Melrose Industries PLC	83,745	180,528
Prudential PLC	30,497	612,201
RELX PLC	16,963	336,073
Royal Dutch Shell PLC, Class A	20,937	669,176
RSA Insurance Group PLC	27,456	198,072
Unilever PLC	7,749	410,701

		4,333,089

Total Common Stocks
(Cost $14,850,629)		18,453,513

PREFERRED STOCK - 0.9%

Germany - 0.9%
Volkswagen AG	997	167,988

Total Preferred Stocks
(Cost $213,746)		167,988

SHORT-TERM INVESTMENTS - 10.6%
State Street Institutional U.S. Government Money Market Fund, 2.09%, Premier Class (D)	1,246,372	1,246,372
State Street Navigator Securities Lending Government Money Market Portfolio, 2.19% (C) (D)	859,082	859,082

Total Short-Term Investments
(Cost $2,105,454 )		2,105,454

TOTAL INVESTMENTS - 103.9% (Cost $17,169,829)		20,726,955
NET OTHER ASSETS AND LIABILITIES - (3.9%)		(773,608)

TOTAL NET ASSETS - 100.0%		$19,953,347

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $17,418,570.
(A)	All or a portion of these securities, with an aggregate fair value of $818,249, are on loan as part of a securities lending program. See footnote (C) and Note 9 for details on the securities lending program.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(C)	Represents investments of cash collateral received in connection with securities lending.
(D)	7-day yield.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/18
Communication Services	6.8%
Consumer Discretionary	12.8%
Consumer Staples	8.9%
Energy	7.6%
Financials	18.6%
Health Care	8.9%
Industrials	14.7%
Information Technology	7.5%
Materials	3.7%
Real Estate	2.3%
Short-Term Investments	10.6%
Utilities	1.5%
Net Other Assets and Liabilities	(3.9)%

See accompanying Notes to Financial Statements.
37

Madison Funds | October 31, 2018

Statements of Assets and Liabilities as of October 31, 2018

	Conservative	Moderate	Aggressive	Government	Tax-Free	Tax-Free	High Quality	Core
	Allocation Fund	Allocation Fund	Allocation Fund	Money Market Fund	Virginia Fund	National Fund	Bond Fund	Bond Fund

Assets:
Investments in unaffiliated securities, at fair value†§	$41,746,499	$89,177,479	$39,121,880	$14,741,178	$20,421,591	$22,834,201	$88,889,045	$170,052,489
Investments in affiliated securities, at fair value1‡	27,851,202	54,132,754	24,719,336	–	–	–	–	–
Cash	–	–	–	–	208,349	208,274	–	492,333*
Foreign currency (cost of $61 and $58)(Note 2)	–	–	–	–	–	–	–	–
Receivables:
Investments sold	846,062	2,014,644	967,499	–	–	–	–	–
Fund shares sold	163	23,908	2,059	34,769	–	606	80,782	199
Dividends and interest	75,322	100,762	22,500	5,724	254,912	310,339	620,364	1,379,661
Due from Adviser	–	–	–	–	–	–	–	–

Total assets	70,519,248	145,449,547	64,833,274	14,781,671	20,884,852	23,353,420	89,590,191	171,924,682
Liabilities:
Payables:
Investments purchased	564,577	2,082,554	993,038	–	–	–	–	–
Fund shares repurchased	38,162	13	15,377	61	243	7,721	28,770	20,403
Upon return of securities loaned	1,561,888	7,990,081	2,409,067	–	–	–	270,963	647,800
Advisory agreement fees	11,773	23,376	10,692	4,922	8,872	7,937	22,931	73,952
Administrative services agreement fees	14,716	29,219	13,365	2,153	6,211	6,945	14,523	22,008
Distribution fees - Class B	3,916	11,360	5,194	107	–	–	–	940
Distribution fees - Class C	12,886	6,046	1,404	–	–	–	–	–
Shareholder service fees - Class A, B & C	14,675	29,089	13,270	–	–	–	–	6,574
Dividends	–	–	–	157	1,063	5,950	–	265,886
Options written, at value (premium received $24,916 and $2,394,029) (Note 6)	–	–	–	–	–	–	–	20,625

Total liabilities	2,222,593	10,171,738	3,461,407	7,400	16,389	28,553	337,187	1,058,188

Net Assets	$68,296,655	$135,277,809	$61,371,867	$14,774,271	$20,868,463	$23,324,867	$89,253,004	$170,866,494

Net Assets consist of:
Common Stock/Shares:
Paid-in capital	$66,432,149	$120,234,793	$52,136,860	$14,774,494	$21,013,408	$23,190,453	$91,533,986	$176,174,242
Accumulated distributable earnings (loss)	1,864,506	15,043,016	9,235,007	(223)	(144,945)	134,414	(2,280,982)	(5,307,748)

Net Assets	$68,296,655	$135,277,809	$61,371,867	$14,774,271	$20,868,463	$23,324,867	$89,253,004	$170,866,494

Class A Shares:
Net Assets	$42,247,269	$108,458,792	$51,273,637	$14,605,741				$29,605,340
Shares of beneficial interest outstanding	4,066,376	9,355,556	4,268,801	14,605,956				3,100,301
Net Asset Value and redemption price per share	$10.39	$11.59	$12.01	$1.00				$9.55
Sales charge of offering price[2]	0.63	0.71	0.73	–				0.45

Maximum offering price per share	$11.02	$12.30	$12.74	$1.00				$10.00

Class B Shares:
Net Assets	$6,048,705	$17,480,688	$7,938,369	$168,530				$1,466,270
Shares of beneficial interest outstanding	577,545	1,525,534	681,299	168,537				153,471
Net Asset Value and redemption price per share[3]	$10.47	$11.46	$11.65	$1.00				$9.55

Class C Shares:
Net Assets	$20,000,681	$9,338,329	$2,159,861
Shares of beneficial interest outstanding	1,908,512	814,308	185,201
Net Asset Value and redemption price per share[3]	$10.48	$11.47	$11.66

Class Y Shares:
Net Assets					$20,868,463	$23,324,867	$89,253,004	$138,186,122
Shares of beneficial interest outstanding					1,883,297	2,239,905	8,384,817	14,522,120
Net Asset Value and redemption price per share[3]					$11.08	$10.41	$10.64	$9.52

Class R6 Shares:
Net Assets								$1,608,762
Shares of beneficial interest outstanding								167,916
Net Asset Value and redemption price per share[3]								$9.58

† Cost of Investments in unaffiliated securities	$42,399,843	$90,532,880	$39,144,647	$14,741,178	$20,552,263	$22,829,763	$91,084,555	$174,946,490
‡ Cost of investments in affiliated securities[1]	$27,131,633	$47,522,723	$20,749,699	–	–	–	–	–
§Fair Value of securities on loan	$2,935,496	$9,331,474	$5,690,361	–	–	–	$265,039	$634,467
*Segregated cash used as collateral for the purpose of investing in derivatives.
[1] See Note 12 for information on affiliated issuers.
[2] Sales charge of offering price is 4.50% for the Core Bond and High Income Funds and 5.75% for the Conservative Allocation, Moderate Allocation, Aggressive Allocation, Diversified Income, Covered Call & Equity Income, Large Cap Value, Investors, Mid Cap, Small Cap and International Stock Funds.
[3] If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.
38

Madison Funds | October 31, 2018

Statements of Assets and Liabilities as of October 31, 2018

Corporate Bond Fund	High Income Fund	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Large Cap Value Fund	Investors Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$19,539,407	$20,907,295	$156,261,299	$138,153,800	$111,406,764	$87,541,303	$293,840,888	$427,819,765	$43,534,003	$20,726,955
–	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	61	58

–	–	1,558,740	28,329	1,292,912	–	–	–	64,822	12,164
35	521	1,284	464,184	73,075	7,565	108,302	708,000	8,462	891
189,742	298,384	509,301	75,587	105,867	51,980	254,826	138,961	88,694	105,421
–	–	–	–	14,251	–	–	–	–	–

19,729,184	21,206,200	158,330,624	138,721,900	112,892,869	87,600,848	294,204,016	428,666,726	43,696,042	20,845,489

–	–	1,192,559	–	1,281,705	2,098,140	–	2,046,330	60,808	–
13	37,615	11,252	278,898	50,000	6,183	48,098	229,779	358,829	5,006
–	1,470,928	352,310	1,406,250	–	630,787	–	–	508,500	859,082
6,737	9,335	87,398	98,223	71,257	42,182	187,102	273,754	40,600	18,312
4,211	3,395	26,892	17,062	33,253	27,610	48,839	90,634	10,152	5,232
–	730	6,970	–	–	1,712	–	1,236	215	554
–	–	9,459	6,391	–	–	–	–	–	–
–	3,993	36,729	5,616	–	14,413	16,397	13,220	844	3,956
50,411	2,651	733	–	–	–	–	–	–	–
–	–	–	2,272,021	–	–	–	–	–	–

61,372	1,528,647	1,724,302	4,084,461	1,436,215	2,821,027	300,436	2,654,953	979,948	892,142

$19,667,812	$19,677,553	$156,606,322	$134,637,439	$111,456,654	$84,779,821	$293,903,580	$426,011,773	$42,716,094	$19,953,347

$20,281,904	$21,700,787	$121,229,886	$148,949,529	$84,480,577	$67,231,616	$184,583,468	$282,961,649	$23,101,399	$15,797,063
(614,092)	(2,023,234)	35,376,436	(14,312,090)	26,976,077	17,548,205	109,320,112	143,050,124	19,614,695	4,156,284

$19,667,812	$19,677,553	$156,606,322	$134,637,439	$111,456,654	$84,779,821	$293,903,580	$426,011,773	$42,716,094	$19,953,347

	$17,754,842	$131,127,160	$16,035,112		$63,142,515	$78,043,169	$59,519,241	$3,460,421	$17,679,441
	3,063,321	8,207,896	1,881,045		4,466,657	3,272,860	6,094,850	227,231	1,367,992
	5.80	$15.98	8.52		$14.14	$23.85	9.77	$15.23	$12.92
	0.27	0.97	0.52		0.86	1.46	0.60	0.93	0.79

	$6.07	$16.95	$9.04		$15.00	$25.31	$10.37	$16.16	$13.71

	$1,136,905	$10,832,001			$2,539,085		$1,890,731	$323,490	$840,111
	190,482	673,609			185,029		236,850	22,804	66,864
	$5.97	$16.08			$13.72		$7.98	$14.19	$12.56

		$14,647,161	$9,638,424
		911,288	1,198,276
		$16.07	$8.04

$19,667,812	$785,806		$106,576,267	$111,456,654	$19,098,221	$208,941,580	$351,716,213	$38,932,183	$1,433,795
1,808,904	138,256		12,205,537	4,126,331	1,350,194	8,736,378	34,389,894	2,545,906	110,643
$10.87	$5.68		$8.73	$27.01	$14.14	$23.92	$10.23	$15.29	$12.96

			$2,387,636			$6,918,831	$12,885,588
			270,868			287,439	1,234,150
			$8.81			$24.07	$10.44

$20,130,791	$21,360,588	$132,796,625	$155,651,120	$95,806,290	$78,249,615	$226,457,853	$313,762,100	$33,682,829	$17,169,829
–	–	–	–	–	–	–	–	–	–
–	$1,442,721	$345,518	$1,410,810	–	$1,791,107	–	–	$500,940	$818,249

See accompanying Notes to Financial Statements.
39

Madison Funds | October 31, 2018

Statements of Operations for the Year Ended October 31, 2018

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Government Money Market Fund	Tax-Free Virginia Fund	Tax-Free National Fund	High Quality Bond Fund	Core Bond Fund

Investment Income:

Interest	$29,547	$59,130	$28,163	$238,073	$632,064	$721,678	$2,035,233	$5,922,615
Dividends
Unaffiliated issuers	1,076,511	2,005,406	779,207	–	–	–	–	–
Affiliated issuers[1]	633,927	950,804	361,796	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–	–	–	–	–
Income from securities lending	26,669	24,677	15,504	–	–	–	1,758	1,636

Total investment income	1,766,654	3,040,017	1,184,670	238,073	632,064	721,678	2,036,991	5,924,251
Expenses:[2]
Advisory agreement fees	144,386	289,130	132,066	58,734	107,422	96,371	287,291	957,344
Administrative services agreement fees	180,483	361,412	165,083	21,988	75,196	84,325	181,951	285,029
Distribution fees - Class B	53,663	155,013	71,190	1,411	–	–	–	12,954
Distribution fees - Class C	156,687	72,673	17,420	–	–	–	–	–
Shareholder service fees - Class A	110,280	285,219	135,376	–	–	–	–	78,949
Shareholder service fees - Class B	17,859	51,614	23,649	–	–	–	–	4,315
Shareholder service fees - Class C	52,181	24,224	5,807	–	–	–	–	–
Other expenses	156	249	177	26	36	82	204	1,310

Total expenses before reimbursement/waiver	715,695	1,239,534	550,768	82,159	182,654	180,778	469,446	1,339,901

Less reimbursement/waiver[3]	–	–	–	(179)	–	–	–	–

Total expenses net of reimbursement/waiver	715,695	1,239,534	550,768	81,980	182,654	180,778	469,446	1,339,901

Net Investment Income (Loss)	1,050,959	1,800,483	633,902	156,093	449,410	540,900	1,567,545	4,584,350
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	–	–	–	–	–	–	–	29,557
Options written	–	–	–	–	–	–	–	(36,459)
Unaffiliated issuers	1,730,676	7,107,608	3,886,098	(59)	1,032	127,563	(210,317)	(105,062)
Affiliated issuers[1]	125,228	555,248	321,304	–	–	–	–	–
Capital gain distributions received from underlying funds
Affiliated issuers[1]	394,683	1,473,295	843,210	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	–	–	–	–	–	–	–	7,031
Options written	–	–	–	–	–	–	–	(3,594)
Unaffiliated issuers	(3,180,403)	(10,361,296)	(5,453,011)	–	(778,928)	(1,036,885)	(2,375,312)	(8,832,079)
Affiliated issuers[1]	(828,047)	(657,844)	(163,566)	–	–	–	–	–

Net Realized and Unrealized Gain (Loss) on Investments	(1,757,863)	(1,882,989)	(565,965)	(59)	(777,896)	(909,322)	(2,585,629)	(8,940,606)

Net Increase (Decrease) in Net Assets from Operations	$(706,904)	$(82,506)	$67,937	$(156,034)	$(328,486)	$(368,422)	$(1,018,084)	$(4,356,256)

[1] See Note 12 for information on affiliated issuers.
[2] See Note 3 for information on expenses.
[3] See Note 3 for more information on these waivers.

See accompanying Notes to Financial Statements.
40

Madison Funds | October 31, 2018

Statements of Operations for the Year Ended October 31, 2018

Corporate Bond Fund	High Income Fund	Diversified Income Fund	Covered Call & Equity Income Fund	Dividend Income Fund	Large Cap Value Fund	Investors Fund	Mid Cap Fund	Small Cap Fund	International Stock Fund

$752,194	$1,295,681	$1,751,867	$261,698	$28,988	$30,514	$206,400	$345,947	$47,030	$8,721

–	1,097	2,843,033	1,981,139	3,034,402	1,859,879	4,093,298	2,983,625	1,412,340	773,024
–	–	–	–	–	–	–	–	–	–
–	–	(23,922)	(6,863)	(26,600)	(23,608)	(14,434)	(22,269)	(6,619)	(77,037)
–	11,005	1,678	517	–	922	829	1,163	13,363	3,234

752,194	1,307,783	4,572,656	2,236,491	3,036,790	1,867,707	4,286,093	3,308,466	1,466,114	707,942

83,531	119,957	1,053,902	1,100,900	843,147	524,812	2,261,492	2,782,198	818,316	276,767
52,207	43,621	324,278	190,862	393,469	343,513	590,812	934,468	204,579	79,076
–	9,822	87,867	–	–	22,928	–	17,287	2,886	7,826
–	–	113,896	79,508	–	–	–	–	–	–
–	48,866	337,467	41,255	–	172,736	197,239	152,668	9,515	50,282
–	3,274	29,239	–	–	7,618	–	5,760	962	2,609
–	–	37,773	26,502	–	–	–	–	–	–
47	39	283	258	251	157	528	590	165	119

135,785	225,579	1,984,705	1,439,285	1,236,867	1,071,764	3,050,071	3,892,971	1,036,423	416,679

–	–	–	–	(168,629)	–	–	–	–	–

135,785	225,579	1,984,705	1,439,285	1,068,238	1,071,764	3,050,071	3,892,971	1,036,423	416,679

616,409	1,082,204	2,587,951	797,206	1,968,552	795,943	1,236,022	(584,505)	429,691	291,263

–	–	–	(1,414,406)	–	–	–	–	–	–
–	–	–	9,280,681	–	–	–	–	–	–
4,347	(246,417)	12,158,875	2,797,933	11,357,800	7,671,685	41,088,332	30,302,539	9,962,963	3,357,235
–	–	–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–	–	–
–	–	–	698,686	–	–	–	–	–	–
(1,282,370)	(1,168,687)	(9,050,511)	(7,676,479)	(5,765,260)	(7,096,462)	(16,758,589)	(4,917,263)	(8,401,316)	(4,918,893)

–	–	–	–	–	–	–	–	–	–

(1,278,023)	(1,415,104)	3,108,364	3,686,415	5,592,540	575,223	24,329,743	25,385,276	1,561,647	(1,561,658)

$(661,614)	$(332,900)	$5,696,315	$4,483,621	$7,561,092	$1,371,166	$25,565,765	$24,800,771	$1,991,338	$(1,270,395)

See accompanying Notes to Financial Statements.
41

Madison Funds | October 31, 2018

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Government Money Market Fund

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Net Assets at beginning of period	$74,084,303	$73,151,961	$148,311,927	$138,815,574	$65,553,699	$58,816,082	$15,186,479	$18,894,157

Increase (decrease) in net assets from operations:
Net investment income	1,050,959	851,643	1,800,483	1,533,008	633,902	552,449	156,093	32,704
Net realized gain (loss)	2,250,587	1,993,152	9,136,151	5,919,183	5,050,612	3,353,784	(59)	(162)
Net change in unrealized appreciation (depreciation)	(4,008,450)	2,730,020	(11,019,140)	11,025,759	(5,616,577)	6,630,295	–	–

Net increase (decrease) in net assets from operations	(706,904)	5,574,815	(82,506)	18,477,950	67,937	10,536,528	156,034	32,542

Distributions to shareholders from:
Net investment income
Class A		(750,763)		(1,426,923)		(518,663)		(32,526)
Class B		(74,411)		(153,400)		(61,878)		(33)
Class C		(170,190)		(56,550)		(14,374)
Net realized gains
Class A		(615,779)		(2,986,528)		(1,202,389)
Class B		(129,617)		(719,238)		(283,060)
Class C		(280,282)		(265,144)		(65,754)
Accumulated earnings (combined net investment income and net realized gains):*
Class A	(2,072,248)		(5,760,085)		(3,027,746)		(155,442)
Class B	(294,430)		(962,358)		(515,211)		(651)
Class C	(805,348)		(410,130)		(115,397)

Total distributions	(3,172,026)	(2,021,042)	(7,132,573)	(5,607,783)	(3,658,354)	(2,146,118)	(156,093)	(32,559)

Capital Stock transactions:
Class A Shares
Shares sold	4,870,811	6,334,759	9,643,570	11,156,898	4,766,404	5,057,797	6,099,988	3,613,727
Issued to shareholders in reinvestment of distributions	2,068,690	1,365,548	5,754,011	4,407,213	3,025,407	1,720,248	152,770	32,084
Shares redeemed	(7,307,159)	(8,571,911)	(16,812,923)	(14,187,211)	(6,375,461)	(5,984,943)	(6,618,795)	(6,969,395)

Net increase (decrease) from capital stock transactions	(367,658)	(871,604)	(1,415,342)	1,376,900	1,416,350	793,102	(366,037)	(3,323,584)

Class B Shares
Shares sold	11,815	382,152	266,037	795,931	119,659	253,099	109,456	263,158
Issued to shareholders in reinvestment of distributions	294,407	204,019	961,142	871,907	515,206	344,880	644	32
Shares redeemed	(1,999,607)	(2,062,514)	(5,833,118)	(6,124,594)	(2,631,247)	(2,634,850)	(156,212)	(647,267)

Net decrease from capital stock transactions	(1,693,385)	(1,476,343)	(4,605,939)	(4,456,756)	(1,996,382)	(2,036,871)	(46,112)	(384,077)

Class C Shares
Shares sold	1,303,351	1,686,163	646,390	862,587	192,899	243,622
Issued to shareholders in reinvestment of distributions	805,213	450,472	410,102	321,694	101,349	72,103
Shares redeemed	(1,956,239)	(2,410,119)	(854,250)	(1,478,239)	(305,631)	(724,749)

Net increase (decrease) from capital stock transactions	152,325	(273,484)	202,242	(293,958)	(11,383)	(409,024)

Total net decrease from capital stock transactions	(1,908,718)	(2,621,431)	(5,819,039)	(3,373,814)	(591,415)	(1,652,793)	(412,149)	(3,707,661)

Total increase (decrease) in net assets	(5,787,648)	932,342	(13,034,118)	9,496,353	(4,181,832)	6,737,617	(412,208)	(3,707,678)

Net Assets at end of period	$68,296,655	$74,084,303	$135,277,809	$148,311,927	$61,371,867	$65,553,699	$14,774,271	$15,186,479

Capital Share transactions:
Class A Shares
Shares sold	452,611	598,729	807,717	973,958	381,627	431,926	6,099,988	3,613,727
Issued to shareholders in reinvestment of distributions	192,809	131,318	485,161	403,961	245,370	155,538	152,770	32,084
Shares redeemed	(680,413)	(811,088)	(1,409,778)	(1,234,277)	(512,647)	(508,168)	(6,618,795)	(6,969,395)

Net increase (decrease) in shares outstanding	(34,993)	(81,041)	(116,900)	143,642	114,350	79,296	(366,037)	(3,323,584)

Class B Shares
Shares sold	1,106	36,186	22,281	71,031	9,628	22,954	109,456	263,158
Issued to shareholders in reinvestment of distributions	27,166	19,561	81,522	80,360	42,791	31,905	644	32
Shares redeemed	(185,211)	(193,083)	(493,201)	(538,097)	(216,884)	(232,867)	(156,212)	(647,266)

Net decrease in shares outstanding	(156,939)	(137,336)	(389,398)	(386,706)	(164,465)	(178,008)	(46,112)	(384,076)

Class C Shares
Shares sold	120,563	157,597	54,349	76,241	15,805	21,339
Issued to shareholders in reinvestment of distributions	74,267	43,154	34,754	29,622	8,411	6,663
Shares redeemed	(181,309)	(226,492)	(72,046)	(131,330)	(25,159)	(64,276)

Net increase (decrease) in shares outstanding	13,521	(25,741)	17,057	(25,467)	(943)	(36,274)

* Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new SEC rules update.

See accompanying Notes to Financial Statements.
42

Madison Funds | October 31, 2018

Statements of Changes in Net Assets

	Tax-Free Virginia Fund		Tax-Free National Fund		High Quality Bond Fund		Core Bond Fund

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Net Assets at beginning of period	$21,866,239	$22,350,143	$25,293,667	$27,332,854	$100,536,237	$105,806,832	$207,713,774	$216,822,576

Increase (decrease) in net assets from operations:
Net investment income	449,410	451,523	540,900	596,776	1,567,545	1,338,288	4,584,350	4,643,626
Net realized gain (loss)	1,032	(17,283)	127,563	76,845	(210,317)	(42,572)	(111,964)	514,459
Net change in unrealized appreciation (depreciation)	(778,928)	(275,965)	(1,036,885)	(521,824)	(2,375,312)	(1,136,642)	(8,828,642)	(2,655,727)

Net increase (decrease) in net assets from operations	(328,486)	158,275	(368,422)	151,797	(1,018,084)	159,074	(4,356,256)	2,502,358

Distributions to shareholders from:
Net investment income
Class A								(749,521)
Class B								(32,830)
Class Y		(451,544)		(596,927)		(1,315,129)		(4,265,108)
Class R6								(44,661)
Net realized gains
Class A								(175,602)
Class B								(13,156)
Class Y		(36,276)		(181,117)		(124,222)		(917,720)
Class R6								(9,658)
Accumulated earnings (combined net investment income and net realized gains):*
Class A							(760,432)
Class B							(28,476)
Class Y	(449,377)		(617,794)		(1,519,170)		(4,146,903)
Class R6							(44,252)

Total distributions	(449,377)	(487,820)	(617,794)	(778,044)	(1,519,170)	(1,439,351)	(4,980,063)	(6,208,256)

Capital Stock transactions:
Class A Shares
Shares sold							1,637,165	3,389,344
Issued to shareholders in reinvestment of distributions							755,268	920,189
Shares redeemed							(4,972,897)	(4,318,859)

Net decrease from capital stock transactions							(2,580,464)	(9,326)

Class B Shares
Shares sold							5,263	92,099
Issued to shareholders in reinvestment of distributions							28,472	45,901
Shares redeemed							(484,911)	(665,241)

Net decrease from capital stock transactions							(451,176)	(527,241)

Class Y Shares
Shares sold	288,490	481,709	405,496	456,854	16,172,950	21,374,350	2,790,954	7,419,347
Issued to shareholders in reinvestment of distributions	437,013	474,510	545,794	698,613	1,414,930	1,351,692	938,795	1,228,039
Shares redeemed	(945,416)	(1,110,578)	(1,933,874)	(2,568,407)	(26,333,859)	(26,716,360)	(28,096,547)	(13,469,839)

Net decrease from capital stock transactions	(219,913)	(154,359)	(982,584)	(1,412,940)	(8,745,979)	(3,990,318)	(24,366,798)	(4,822,453)

Class R6 Shares
Shares sold							224,358	164,741
Issued to shareholders in reinvestment of distributions							44,251	54,319
Shares redeemed							(381,132)	(262,944)

Net decrease from capital stock transactions							(112,523)	(43,884)

Total net decrease from capital stock transactions	(219,913)	(154,359)	(982,584)	(1,412,940)	(8,745,979)	(3,990,318)	(27,510,961)	(5,402,904)

Total decrease in net assets	(997,776)	(483,904)	(1,968,800)	(2,039,187)	(11,283,233)	(5,270,595)	(36,847,280)	(9,108,802)

Net Assets at end of period	$20,868,463	$21,866,239	$23,324,867	$25,293,667	$89,253,004	$100,536,237	$170,866,494	$207,713,774

Capital Share transactions:
Class A Shares
Shares sold							166,942	338,890
Issued to shareholders in reinvestment of distributions							77,327	92,223
Shares redeemed							(508,290)	(431,347)

Net decrease in shares outstanding							(264,021)	(234)

Class B Shares
Shares sold							525	9,163
Issued to shareholders in reinvestment of distributions							2,912	4,603
Shares redeemed							(49,651)	(66,389)

Net decrease in shares outstanding							(46,214)	(52,623)

Class Y Shares
Shares sold	25,439	41,925	38,207	42,216	1,502,579	1,954,129	281,817	744,802
Issued to shareholders in reinvestment of distributions	38,806	41,472	51,536	64,789	131,943	124,008	96,408	123,469
Shares redeemed	(83,715)	(96,605)	(181,793)	(236,695)	(2,451,841)	(2,443,293)	(2,883,404)	(1,349,502)

Net decrease in shares outstanding	(19,470)	(13,208)	(92,050)	(129,690)	(817,319)	(365,156)	(2,505,179)	(481,231)

Class R6 Shares
Shares sold							22,790	16,457
Issued to shareholders in reinvestment of distributions							4,519	5,436
Shares redeemed							(38,784)	(26,305)

Net decrease in shares outstanding							(11,475)	(4,412)

See accompanying Notes to Financial Statements.
43

Madison Funds | October 31, 2018

Statements of Changes in Net Assets

	Corporate Bond Fund		High Income Fund		Diversified IncomeFund		Covered Call & Equity Income Fund

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Net Assets at beginning of period	$21,772,545	$23,845,523	$23,600,011	$23,766,340	$165,668,561	$154,998,713	$128,242,884	$106,122,961

Increase (decrease) in net assets from operations:
Net investment income	616,409	647,408	1,082,204	1,109,079	2,587,951	2,428,432	797,206	1,279,939
Net realized gain (loss)	4,347	178,454	(246,417)	418,319	12,158,875	2,631,959	10,664,208	10,064,878
Net change in unrealized appreciation (depreciation)	(1,282,370)	(200,705)	(1,168,687)	219,456	(9,050,511)	13,666,018	(6,977,793)	(4,914,308)

Net increase (decrease) in net assets from operations	(661,614)	625,157	(332,900)	1,746,854	5,696,315	18,726,409	4,483,621	6,430,509

Distributions to shareholders from:
Net investment income
Class A				(1,001,872)		(2,298,681)		(787,571)
Class B				(60,236)		(127,992)
Class C						(139,888)		(625,057)
Class Y		(647,595)		(47,093)				(3,615,921)
Class R6								(103,532)
Net realized gains
Class A						(4,582,932)		(428,064)
Class B						(466,920)
Class C						(487,580)		(321,419)
Class Y		(87,745)						(1,634,708)
Class R6								(76,472)
Accumulated earnings (combined net investment income and net realized gains):*
Class A			(983,684)		(4,474,942)		(1,320,812)
Class B			(54,287)		(303,540)
Class C					(380,579)		(909,031)
Class Y	(794,793)		(44,583)				(7,782,141)
Class R6							(205,832)

Total distributions	(794,793)	(735,340)	(1,082,554)	(1,109,201)	(5,159,061)	(8,103,993)	(10,217,816)	(7,592,744)

Capital Stock transactions:
Class A Shares
Shares sold			812,573	1,472,285	8,912,343	11,771,897	2,321,061	5,133,825
Issued to shareholders in reinvestment of distributions			954,222	973,636	4,430,935	6,835,767	1,257,313	1,167,788
Shares redeemed			(4,022,376)	(3,117,167)	(20,533,996)	(17,754,136)	(3,656,688)	(7,636,091)

Net increase (decrease) from capital stock transactions			(2,255,581)	(671,246)	(7,190,718)	853,528	(78,314)	(1,334,478)

Class B Shares
Shares sold			–	4,867	83,167	523,653
Issued to shareholders in reinvestment of distributions			48,450	53,736	303,538	594,911
Shares redeemed			(331,882)	(250,246)	(2,293,806)	(2,565,093)

Net decrease from capital stock transactions			(283,432)	(191,643)	(1,907,101)	(1,446,529)

Class C Shares
Shares sold					1,014,521	1,669,969	1,925,097	1,757,805
Issued to shareholders in reinvestment of distributions					380,579	627,468	776,536	691,489
Shares redeemed					(1,896,774)	(1,657,004)	(5,874,256)	(2,422,068)

Net increase (decrease) from capital stock transactions					(501,674)	640,433	(3,172,623)	27,226

Class Y Shares
Shares sold	353,932	127,791	2,324,220	4,028,802			66,196,879	57,926,184
Issued to shareholders in reinvestment of distributions	50,657	37,214	44,583	47,093			7,680,318	5,179,434
Shares redeemed	(1,052,915)	(2,127,800)	(2,336,794)	(4,016,988)			(58,441,647)	(37,931,562)

Net increase (decrease) from capital stock transactions	(648,326)	(1,962,795)	32,009	58,907			15,435,550	25,174,056

Class R6 Shares
Shares sold							252,652	635,052
Issued to shareholders in reinvestment of distributions							205,832	180,004
Shares redeemed							(514,347)	(1,399,702)

Net decrease from capital stock transactions							(55,863)	(584,646)

Total net increase (decrease) from capital stock transactions	(648,326)	(1,962,795)	(2,507,004)	(803,982)	(9,599,493)	47,432	12,128,750	23,282,158

Total increase (decrease) in net assets	(2,104,733)	(2,072,978)	(3,922,458)	(166,329)	(9,062,239)	10,669,848	6,394,555	22,119,923

Net Assets at end of period	$19,667,812	$21,772,545	$19,677,553	$23,600,011	$156,606,322	$165,668,561	$134,637,439	$128,242,884

*Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new SEC rules update.

See accompanying Notes to Financial Statements.
44

Madison Funds | October 31, 2018

Statements of Changes in Net Assets

Continued from previous page	Corporate Bond Fund		High Income Fund		Diversified Income Fund		Covered Call & Equity Income Fund

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Capital Share transactions:
Class A Shares
Shares sold			134,574	240,145	555,056	769,800	257,892	566,341
Issued to shareholders in reinvestment of distributions			159,514	158,841	275,662	457,403	142,018	129,789
Shares redeemed			(669,845)	(509,309)	(1,275,062)	(1,167,193)	(408,431)	(845,787)

Net increase (decrease) in shares outstanding			(375,757)	(110,323)	(444,344)	60,010	(8,521)	(149,657)

Class B Shares
Shares sold			–	788	5,011	34,608
Issued to shareholders in reinvestment of distributions			7,864	8,528	18,748	39,717
Shares redeemed			(53,593)	(39,707)	(142,278)	(167,670)

Net decrease in shares outstanding			(45,729)	(30,391)	(118,519)	(93,345)

Class C Shares
Shares sold					63,061	109,195	226,968	202,260
Issued to shareholders in reinvestment of distributions					23,524	41,879	92,276	80,120
Shares redeemed					(117,580)	(108,304)	(691,135)	(279,415)

Net increase (decrease) in shares outstanding					(30,995)	42,770	(371,891)	2,965

Class Y Shares
Shares sold	30,560	11,185	396,528	669,137			7,242,647	6,299,606
Issued to shareholders in reinvestment of distributions	4,493	3,239	7,598	7,825			847,955	565,094
Shares redeemed	(94,818)	(185,211)	(396,862)	(665,869)			(6,441,910)	(4,130,437)

Net increase (decrease) in shares outstanding	(59,765)	(170,787)	7,264	11,093			1,648,692	2,734,263

Class R6 Shares
Shares sold							27,308	68,535
Issued to shareholders in reinvestment of distributions							22,558	19,501
Shares redeemed							(56,319)	(150,298)

Net decrease in shares outstanding							(6,453)	(62,262)

See accompanying Notes to Financial Statements.
45

Madison Funds | October 31, 2018

Statements of Changes in Net Assets

	Dividend Income Fund		Large Cap Value Fund		Investors Fund		Mid Cap Fund

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Net Assets at beginning of period	$107,411,281	$102,401,892	$91,027,054	$103,063,978	$307,152,504	$278,638,527	$344,426,344	$306,413,976

Increase (decrease) in net assets from operations:
Net investment income (loss)	1,968,552	1,897,603	795,943	1,617,953	1,236,022	962,926	(584,505)	(610,991)
Net realized gain	11,357,800	2,466,473	7,671,685	7,948,836	41,088,332	16,705,859	30,302,539	12,992,993
Net change in unrealized appreciation (depreciation)	(5,765,260)	16,333,792	(7,096,462)	5,511,070	(16,758,589)	41,934,972	(4,917,263)	41,373,630

Net increase in net assets from operations	7,561,092	20,697,868	1,371,166	15,077,859	25,565,765	59,603,757	24,800,771	53,755,632

Distributions to shareholders from:
Net investment income
Class A				(733,449)		(2,015)		(2,531)
Class B				(13,654)
Class Y		(1,888,455)		(514,776)		(472,406)
Class R6						(25,360)
Net realized gains
Class A				(8,381,367)		(2,071,803)		(2,386,234)
Class B				(501,914)				(154,728)
Class Y		(2,424,186)		(4,807,334)		(6,262,644)		(10,575,693)
Class R6						(185,942)		(460,898)
Accumulated earnings (combined net investment income and net realized gains):*
Class A			(7,041,494)		(4,273,399)		(2,205,515)
Class B			(317,803)				(110,824)
Class Y	(4,430,522)		(2,026,373)		(12,731,568)		(9,665,189)
Class R6					(408,963)		(412,317)

Total distributions	(4,430,522)	(4,312,641)	(9,385,670)	(14,952,494)	(17,413,930)	(9,020,170)	(12,393,845)	(13,580,084)

Capital Stock transactions:
Class A Shares
Shares sold			2,200,371	3,748,022	2,595,018	3,194,360	3,138,196	4,346,577
Issued to shareholders in reinvestment of distributions			7,023,455	9,072,454	4,267,912	2,069,032	2,197,702	2,384,049
Shares redeemed			(8,670,002)	(7,905,016)	(8,894,301)	(7,427,188)	(7,512,316)	(6,626,499)

Net increase (decrease) from capital stock transactions			553,824	4,915,460	(2,031,371)	(2,163,796)	(2,176,418)	104,127

Class B Shares
Shares sold			14,538	237,495			–	153,307
Issued to shareholders in reinvestment of distributions			317,803	515,568			110,823	154,728
Shares redeemed			(843,230)	(1,013,067)			(843,939)	(866,212)

Net decrease from capital stock transactions			(510,889)	(260,004)			(733,116)	(558,177)

Class Y Shares
Shares sold	19,309,096	6,571,618	8,489,943	778,384	17,138,404	21,462,130	123,566,228	47,602,769
Issued to shareholders in reinvestment of distributions	4,378,116	4,270,537	2,023,931	5,312,641	12,573,624	6,666,022	8,380,187	9,085,089
Shares redeemed	(22,772,409)	(22,217,993)	(8,789,538)	(22,908,770)	(48,921,087)	(47,583,599)	(60,447,381)	(59,874,276)

Net increase (decrease) from capital stock transactions	914,803	(11,375,838)	1,724,336	(16,817,745)	(19,209,059)	(19,455,447)	71,499,034	(3,186,418)

Class R6 Shares
Shares sold					1,065,585	263,617	1,655,582	2,768,960
Issued to shareholders in reinvestment of distributions					408,963	211,302	412,318	460,898
Shares redeemed					(1,634,877)	(925,286)	(1,478,897)	(1,752,570)

Net increase (decrease) from capital stock transactions					(160,329)	(450,367)	589,003	1,477,288

Total net increase (decrease) from capital stock transactions	914,803	(11,375,838)	1,767,271	(12,162,289)	(21,400,759)	(22,069,610)	69,178,503	(2,163,180)

Total increase (decrease) in net assets	4,045,373	5,009,389	(6,247,233)	(12,036,924)	(13,248,924)	28,513,977	81,585,429	38,012,368

Net Assets at end of period	$111,456,654	$107,411,281	$84,779,821	$91,027,054	$293,903,580	$307,152,504	$426,011,773	$344,426,344

Capital Share transactions:
Class A Shares
Shares sold			146,743	250,332	112,069	151,837	321,323	490,629
Issued to shareholders in reinvestment of distributions			477,461	640,706	186,209	104,609	231,825	279,172
Shares redeemed			(572,832)	(532,884)	(379,434)	(351,074)	(771,122)	(746,644)

Net increase (decrease) in shares outstanding			51,372	358,154	(81,156)	(94,628)	(217,974)	23,157

Class B Shares
Shares sold			973	15,076			–	20,801
Issued to shareholders in reinvestment of distributions			22,116	37,199			14,208	21,701
Shares redeemed			(57,832)	(70,166)			(105,071)	(117,205)

Net decrease in shares outstanding			(34,743)	(17,891)			(90,863)	(74,703)

Class Y Shares
Shares sold	714,335	271,355	565,661	49,341	728,550	1,024,325	11,740,600	5,165,354
Issued to shareholders in reinvestment of distributions	164,119	179,528	137,776	375,717	548,109	336,668	846,483	1,025,405
Shares redeemed	(855,354)	(922,873)	(588,744)	(1,561,425)	(2,087,227)	(2,261,486)	(5,959,973)	(6,477,726)

Net increase (decrease) in shares outstanding	23,100	(471,990)	114,693	(1,136,367)	(810,568)	(900,493)	6,627,110	(286,967)

Class R6 Shares
Shares sold					45,196	12,368	157,299	312,199
Issued to shareholders in reinvestment of distributions					17,742	10,624	40,864	51,211
Shares redeemed					(69,857)	(42,647)	(142,730)	(187,281)

Net increase (decrease) in shares outstanding					(6,919)	(19,655)	55,433	176,129

* Distributions from net investment income and net realized capital gains are combined for the year ended October 31, 2018. See Note 1 in the Notes to Financial Statements for more information regarding new SEC rules update.

See accompanying Notes to Financial Statements.
46

Madison Funds | October 31, 2018

Statements of Changes in Net Assets

	Small Cap Fund		International Stock Fund

	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Net Assets at beginning of period	$94,942,927	$95,008,369	$31,812,695	$35,258,713

Increase (decrease) in net assets from operations:
Net investment income	429,691	973,206	291,263	276,930
Net realized gain	9,962,963	6,083,798	3,357,235	142,593
Net change in unrealized appreciation (depreciation)	(8,401,316)	11,214,813	(4,918,893)	4,706,201

Net increase (decrease) in net assets from operations	1,991,338	18,271,817	(1,270,395)	5,125,724

Distributions to shareholders from:
Net investment income
Class A		(5,020)		(216,849)
Class B				(7,146)
Class Y		(406,818)		(162,676)
Net realized gains
Class A		(108,733)
Class B		(14,931)
Class Y		(3,034,721)
Accumulated earnings (combined net investment income and net realized gains):*
Class A	(297,966)		(175,256)
Class B	(29,567)		(2,510)
Class Y	(7,072,678)		(84,986)

Total distributions	(7,400,211)	(3,570,223)	(262,752)	(386,671)

Capital Stock transactions:
Class A Shares
Shares sold	555,738	805,432	1,353,437	1,603,663
Issued to shareholders in reinvestment of distributions	297,688	113,635	174,704	216,005
Shares redeemed	(884,907)	(712,093)	(2,896,875)	(2,817,803)

Net increase (decrease) from capital stock transactions	(31,481)	206,974	(1,368,734)	(998,135)

Class B Shares
Shares sold	18,920	35,497	19,752	33,292
Issued to shareholders in reinvestment of distributions	29,566	14,931	2,510	7,146
Shares redeemed	(100,127)	(83,289)	(307,313)	(310,878)

Net decrease from capital stock transactions	(51,641)	(32,861)	(285,051)	(270,440)

Class Y Shares
Shares sold	6,038,784	7,779,707	350,065	2,597,484
Issued to shareholders in reinvestment of distributions	6,800,968	3,326,506	84,986	162,676
Shares redeemed	(59,574,590)	(26,047,362)	(9,107,467)	(9,676,656)

Net decrease from capital stock transactions	(46,734,838)	(14,941,149)	(8,672,416)	(6,916,496)

Total net decrease from capital stock transactions	(46,817,960)	(14,767,036)	(10,326,201)	(8,185,071)

Total decrease in net assets	(52,226,833)	(65,442)	(11,859,348)	(3,446,018)

Net Assets at end of period	$42,716,094	$94,942,927	$19,953,347	$31,812,695

Capital Share transactions:
Class A Shares
Shares sold	34,351	48,928	95,071	125,080
Issued to shareholders in reinvestment of distributions	18,467	6,764	12,217	18,398
Shares redeemed	(55,030)	(43,619)	(204,624)	(222,164)

Net increase (decrease) in shares outstanding	(2,212)	12,073	(97,336)	(78,686)

Class B Shares
Shares sold	1,166	2,205	1,352	2,726
Issued to shareholders in reinvestment of distributions	1,957	944	179	621
Shares redeemed	(6,504)	(5,467)	(22,289)	(25,524)

Net decrease in shares outstanding	(3,381)	(2,318)	(20,758)	(22,177)

Class Y Shares
Shares sold	371,885	474,356	24,643	208,011
Issued to shareholders in reinvestment of distributions	421,113	197,653	5,939	13,857
Shares redeemed	(3,570,930)	(1,597,072)	(639,402)	(780,058)

Net decrease in shares outstanding	(2,777,932)	(925,063)	(608,820)	(558,190)

See accompanying Notes to Financial Statements.
47

Madison Funds | October 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$10.97	$10.46	$10.63	$11.15	$10.68	$11.05	$10.52	$10.69	$11.19	$10.71	$11.06	$10.53	$10.69	$11.20	$10.72
Income from Investment Operations:
Net investment income	0.19	0.15 [1]	0.14 [1]	0.13 [1]	0.15 [1]	0.12	0.08 [1]	0.07 [1]	0.06 [1]	0.06 [1]	0.11	0.08 [1]	0.06 [1]	0.05 [1]	0.06 [1]
Net realized and unrealized gain (loss) on investments	(0.26)	0.69	0.17	–	0.50	(0.28)	0.69	0.16	(0.01)	0.51	(0.27)	0.69	0.18	(0.01)	0.51
Total from investment operations	(0.07)	0.84	0.31	0.13	0.65	(0.16)	0.77	0.23	0.05	0.57	(0.16)	0.77	0.24	0.04	0.57
Less Distributions From:
Net investment income	(0.24)	(0.18)	(0.16)	(0.17)	(0.14)	(0.15)	(0.09)	(0.08)	(0.07)	(0.05)	(0.15)	(0.09)	(0.08)	(0.07)	(0.05)
Capital gains	(0.27)	(0.15)	(0.32)	(0.48)	(0.04)	(0.27)	(0.15)	(0.32)	(0.48)	(0.04)	(0.27)	(0.15)	(0.32)	(0.48)	(0.04)
Total distributions	(0.51)	(0.33)	(0.48)	(0.65)	(0.18)	(0.42)	(0.24)	(0.40)	(0.55)	(0.09)	(0.42)	(0.24)	(0.40)	(0.55)	(0.09)
Net increase (decrease) in net asset value	(0.58)	0.51	(0.17)	(0.52)	0.47	(0.58)	0.53	(0.17)	(0.50)	0.48	(0.58)	0.53	(0.16)	(0.51)	0.48
Net Asset Value at end of period	$10.39	$10.97	$10.46	$10.63	$11.15	$10.47	$11.05	$10.52	$10.69	$11.19	$10.48	$11.06	$10.53	$10.69	$11.20
Total Return (%)[2]	(0.75)	8.25	3.10	1.17	6.13	(1.51)	7.47	2.27	0.44	5.41	(1.51)	7.46	2.37	0.34	5.41
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$42,247	$45,005	$43,752	$46,039	$44,438	$6,049	$8,119	$9,175	$10,064	$11,393	$20,001	$20,960	$20,225	$19,694	$18,948
Ratios of expenses to average net assets (%)	0.70	0.70	0.71	0.70	0.70	1.45	1.45	1.46	1.45	1.45	1.45	1.45	1.46	1.45	1.45
Ratio of net investment income to average net assets (%)	1.74	1.46	1.36	1.23	1.35	1.04	0.74	0.60	0.59	0.59	0.99	0.71	0.54	0.49	0.57
Portfolio turnover (%)[3]	63	48	82	83	96	63	48	82	83	96	63	48	82	83	96

	MODERATE ALLOCATION FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$12.20	$11.18	$11.62	$12.27	$11.50	$12.06	$11.05	$11.52	$12.19	$11.43	$12.07	$11.06	$11.53	$12.20	$11.44
Income from Investment Operations:
Net investment income	0.17	0.14 [1]	0.13 [1]	0.13 [1]	0.12 [1]	0.10	0.07 [1]	0.06 [1]	0.05 [1]	0.04 [1]	0.08	0.06 [1]	0.05 [1]	0.02 [1]	0.03 [1]
Net realized and unrealized gain (loss) on investments	(0.17)	1.35	0.18	0.04	0.80	(0.18)	1.33	0.16	0.04	0.78	(0.16)	1.34	0.17	0.07	0.79
Total from investment operations	0.00	1.49	0.31	0.17	0.92	(0.08)	1.40	0.22	0.09	0.82	(0.08)	1.40	0.22	0.09	0.82
Less Distributions From:
Net investment income	(0.17)	(0.15)	(0.12)	(0.17)	(0.15)	(0.08)	(0.07)	(0.06)	(0.11)	(0.06)	(0.08)	(0.07)	(0.06)	(0.11)	(0.06)
Capital gains	(0.44)	(0.32)	(0.63)	(0.65)	–	(0.44)	(0.32)	(0.63)	(0.65)	–	(0.44)	(0.32)	(0.63)	(0.65)	–
Total distributions	(0.61)	(0.47)	(0.75)	(0.82)	(0.15)	(0.52)	(0.39)	(0.69)	(0.76)	(0.06)	(0.52)	(0.39)	(0.69)	(0.76)	(0.06)
Net increase (decrease) in net asset value	(0.61)	1.02	(0.44)	(0.65)	0.77	(0.60)	1.01	(0.47)	(0.67)	0.76	(0.60)	1.01	(0.47)	(0.67)	0.76
Net Asset Value at end of period	$11.59	$12.20	$11.18	$11.62	$12.27	$11.46	$12.06	$11.05	$11.52	$12.19	$11.47	$12.07	$11.06	$11.53	$12.20
Total Return (%)[2]	(0.12)	13.88	2.95	1.44	8.03	(0.82)	13.07	2.15	0.72	7.18	(0.82)	13.06	2.15	0.72	7.17
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$108,459	$115,586	$104,276	$107,043	$109,148	$17,481	$23,101	$25,440	$29,451	$33,235	$9,338	$9,625	$9,100	$9,506	$8,238
Ratios of expenses to average net assets (%)	0.70	0.70	0.71	0.70	0.70	1.45	1.45	1.46	1.45	1.45	1.45	1.45	1.46	1.45	1.45
Ratio of net investment income to average net assets (%)	1.39	1.23	1.13	1.02	1.00	0.73	0.56	0.58	0.41	0.27	0.62	0.52	0.47	0.01	0.21
Portfolio turnover (%)[3]	75	50	97	81	89	75	50	97	81	89	75	50	97	81	89

[1] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND
	CLASS A					CLASS B						CLASS C
	Year Ended October 31,					Year Ended October 31,						Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014		2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$12.71	$11.12	$11.87	$12.81	$11.72	$12.35	$10.83	$11.65	$12.61	$11.59		$12.36	$10.84	$11.66	$12.62	$11.60
Income from Investment Operations:
Net investment income (loss)	0.14	0.13 [1]	0.12 [1]	0.11 [1]	0.09 [1]	0.03	0.02 [1]	0.06 [1]	0.03 [1]	0.00	[1,4]	0.04	0.02 [1]	0.05 [1]	0.02 [1]	(0.0)[1]
Net realized and unrealized gain (loss) on investments	(0.11)	1.88	0.15	0.10	1.04	(0.10)	1.85	0.12	0.09	1.02		(0.11)	1.85	0.13	0.10	1.03
Total from investment operations	0.03	2.01	0.27	0.21	1.13	(0.07)	1.87	0.18	0.12	1.02		(0.07)	1.87	0.18	0.12	1.02
Less Distributions From:
Net investment income	(0.15)	(0.13)	(0.10)	(0.20)	(0.04)	(0.05)	(0.06)	(0.08)	(0.13)	–		(0.05)	(0.06)	(0.08)	(0.13)	–
Capital gains	(0.58)	(0.29)	(0.92)	(0.95)	–	(0.58)	(0.29)	(0.92)	(0.95)	–		(0.58)	(0.29)	(0.92)	(0.95)	–
Total distributions	(0.73)	(0.42)	(1.02)	(1.15)	(0.04)	(0.63)	(0.35)	(1.00)	(1.08)	–		(0.63)	(0.35)	(1.00)	(1.08)	–
Net increase (decrease) in net asset value	(0.70)	1.59	(0.75)	(0.94)	1.09	(0.70)	1.52	(0.82)	(0.96)	1.02		(0.70)	1.52	(0.82)	(0.96)	1.02
Net Asset Value at end of period	$12.01	$12.71	$11.12	$11.87	$12.81	$11.65	$12.35	$10.83	$11.65	$12.61		$11.66	$12.36	$10.84	$11.66	$12.62
Total Return (%)[2]	0.06	18.66	2.65	1.66	9.67	(0.74)	17.83	1.88	0.91	8.80		(0.74)	17.81	1.87	0.91	8.79
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$51,274	$52,811	$45,317	$46,834	$45,697	$7,938	$10,442	$11,089	$12,383	$13,063		$2,160	$2,300	$2,411	$2,600	$2,547
Ratios of expenses to average net assets (%)	0.70	0.70	0.71	0.70	0.70	1.45	1.45	1.46	1.45	1.45		1.45	1.45	1.46	1.45	1.45
Ratio of net investment income (loss) to average net assets (%)	1.08	1.02	1.04	0.81	0.73	0.45	0.35	0.56	0.21	(0.01)		0.32	0.45	0.42	0.05	(0.09)
Portfolio turnover (%)[3]	71	45	98	72	78	71	45	98	72	78		71	45	98	72	78

	GOVERNMENT MONEY MARKET FUND*
	CLASS A										CLASS B
	Year Ended October 31,										Year Ended October 31,
	2018		2017		2016		2015		2014		2018		2017		2016		2015		2014
Net Asset Value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income	0.01		0.00	[1,4]	0.00	[1,4]	0.00	[1,4]	0.00	[1,4]	0.00	[4]	0.00	[1,4]	0.00	[1,4]	0.00	[1,4]	0.00	[1,4]
Total from investment operations	0.01		0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]
Less Distributions From:
Net investment income	(0.01)		–		–		–		–		–		–		–		–		–
Total distributions	(0.01)		–		–		–		–		–		–		–		–		–
Net increase in net asset value	0.00		0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]	0.00	[4]
Net Asset Value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)[2]	1.08		0.21		0.00		0.00		0.00		0.36		0.01		0.00		0.00		0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,606		$14,972		$18,295		$19,076		$20,570		$168		$215		$599		$234		$461
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.55		0.55		0.56		0.55		0.55		1.35		1.30		1.30		1.30		1.30
After reimbursement of expenses by Adviser (%)	0.55	[5]	0.51	[5]	0.28	[5]	0.07	[5]	0.07	[5]	1.26	[5]	0.62	[5]	0.28	[5]	0.08	[5]	0.07	[5]
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)	1.07	[5]	0.20	[5]	0.00	[5]	0.00	[5]	0.00	[5]	0.35	[5]	0.01	[5]	0.00	[5]	0.00	[5]	0.00	[5]

*Prior to close of business on February 29, 2016, the Fund was known as the Cash Reserves Fund.
[1] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
[4] Amounts represent less than $0.005 per share.
[5] Ratio is net of fees waived by the adviser and distributor (See Note 3).

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

	TAX-FREE VIRGINIA FUND					TAX-FREE NATIONAL FUND
	CLASS Y					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$11.49	$11.67	$11.61	$11.70	$11.54	$10.85	$11.10	$11.01	$11.08	$10.73
Income from Investment Operations:
Net investment income	0.24	0.24 [1]	0.25 [1]	0.28 [1]	0.30 [1]	0.24	0.25 [1]	0.26 [1]	0.27 [1]	0.29 [1]
Net realized and unrealized gain (loss) on investments	(0.41)	(0.16)	0.10	(0.01)	0.35	(0.41)	(0.18)	0.15	0.01	0.40
Total from investment operations	(0.17)	0.08	0.35	0.27	0.65	(0.17)	0.07	0.41	0.28	0.69
Less Distributions From:
Net investment income	(0.24)	(0.24)	(0.25)	(0.28)	(0.30)	(0.24)	(0.25)	(0.26)	(0.27)	(0.29)
Capital gains	–	(0.02)	(0.04)	(0.08)	(0.19)	(0.03)	(0.07)	(0.06)	(0.08)	(0.05)
Total distributions	(0.24)	(0.26)	(0.29)	(0.36)	(0.49)	(0.27)	(0.32)	(0.32)	(0.35)	(0.34)
Net increase (decrease) in net asset value	(0.41)	(0.18)	0.06	(0.09)	0.16	(0.44)	(0.25)	0.09	(0.07)	0.35
Net Asset Value at end of period	$11.08	$11.49	$11.67	$11.61	$11.70	$10.41	$10.85	$11.10	$11.01	$11.08
Total Return (%)[2]	(1.52)	0.68	3.01	2.36	5.82	(1.56)	0.72	3.75	2.61	6.52
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$20,868	$21,866	$22,350	$22,659	$23,100	$23,325	$25,294	$27,333	$27,744	$28,415
Ratios of expenses to average net assets: (%)	0.85	0.85	0.86	0.85	0.85	0.75	0.75	0.79	0.85	0.85
Ratio of net investment income to average net assets (%)	2.09	2.06	2.12	2.45	2.63	2.25	2.30	2.27	2.44	2.65
Portfolio turnover (%)[3]	26	8	12	12	16	31	6	9	15	30

	HIGH QUALITY BOND FUND
	CLASS Y
	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$10.93	$11.06	$11.04	$11.04	$11.07
Income from Investment Operations:
Net investment income	0.18	0.14 [1]	0.12 [1]	0.11 [1]	0.11 [1]
Net realized and unrealized gain (loss) on investments	(0.30)	(0.12)	0.06	0.01	0.01
Total from investment operations	(0.12)	0.02	0.18	0.12	0.12
Less Distributions From:
Net investment income	(0.17)	(0.14)	(0.12)	(0.11)	(0.11)
Capital gains	–	(0.01)	(0.04)	(0.01)	(0.04)
Total distributions	(0.17)	(0.15)	(0.16)	(0.12)	(0.15)
Net increase (decrease) in net asset value	(0.29)	(0.13)	0.02	–	(0.03)
Net Asset Value at end of period	$10.64	$10.93	$11.06	$11.04	$11.04
Total Return (%)[2]	(1.09)	0.25	1.62	1.11	1.12
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$89,253	$100,536	$105,807	$102,552	$118,082
Ratios of expenses to average net assets (%)	0.49	0.49	0.50	0.49	0.49
Ratio of net investment income to average net assets (%)	1.64	1.32	1.10	1.00	1.00
Portfolio turnover (%)[3]	31	26	25	35	20

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

	CORE BOND FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$10.03	$10.20	$10.09	$10.25	$10.21	$10.03	$10.21	$10.10	$10.25	$10.22	$9.99	$10.17	$10.07	$10.22	$10.19
Income from Investment Operations:
Net investment income	0.21	0.20 [1]	0.20 [1]	0.19 [1]	0.22 [1]	0.15	0.14 [1]	0.13 [1]	0.11 [1]	0.14 [1]	0.24	0.23 [1]	0.23 [1]	0.21 [1]	0.23 [1]
Net realized and unrealized gain (loss) on investments	(0.46)	(0.10)	0.21	(0.05)	0.09	(0.47)	(0.12)	0.21	(0.04)	0.08	(0.45)	(0.11)	0.20	(0.04)	0.09
Total from investment operations	(0.25)	0.10	0.41	0.14	0.31	(0.32)	0.02	0.34	0.07	0.22	(0.21)	0.12	0.43	0.17	0.32
Less Distributions From:
Net investment income	(0.23)	(0.22)	(0.22)	(0.21)	(0.22)	(0.16)	(0.15)	(0.15)	(0.13)	(0.14)	(0.26)	(0.25)	(0.25)	(0.23)	(0.24)
Capital gains	(0.00)[4]	(0.05)	(0.08)	(0.09)	(0.05)	(0.00)[4]	(0.05)	(0.08)	(0.09)	(0.05)	(0.00)[4]	(0.05)	(0.08)	(0.09)	(0.05)
Total distributions	(0.23)	(0.27)	(0.30)	(0.30)	(0.27)	(0.16)	(0.20)	(0.23)	(0.22)	(0.19)	(0.26)	(0.30)	(0.33)	(0.32)	(0.29)
Net increase (decrease) in net asset value	(0.48)	(0.17)	0.11	(0.16)	0.04	(0.48)	(0.18)	0.11	(0.15)	0.03	(0.47)	(0.18)	0.10	(0.15)	0.03
Net Asset Value at end of period	$9.55	$10.03	$10.20	$10.09	$10.25	$9.55	$10.03	$10.21	$10.10	$10.25	$9.52	$9.99	$10.17	$10.07	$10.22
Total Return (%)[2]	(2.45)	1.05	4.21	1.34	3.04	(3.18)	0.20	3.43	0.69	2.18	(2.12)	1.22	4.40	1.71	3.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,605	$33,738	$34,325	$32,823	$33,973	$1,466	$2,004	$2,575	$2,929	$3,445	$138,186	$170,169	$178,046	$186,414	$187,790
Ratios of expenses to average net assets (%)	0.90	0.90	0.91	0.90	0.90	1.65	1.65	1.66	1.65	1.65	0.65	0.65	0.66	0.65	0.65
Ratio of net investment income to average net assets (%)	2.20	2.00	2.00	1.85	2.10	1.44	1.25	1.25	1.10	1.36	2.44	2.25	2.25	2.10	2.30
Portfolio turnover (%)[3]	26	27	39	57	41	26	27	39	57	41	26	27	39	57	41

	CORE BOND FUND						CORPORATE BOND FUND
	CLASS R6						CLASS Y
	Year Ended October 31,						Year Ended October 31,
	2018		2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$10.05		$10.21	$10.09	$10.24	$10.20	$11.65	$11.69	$11.34	$11.49	$11.27
Income from Investment Operations:
Net investment income	0.26		0.24 [1]	0.24 [1]	0.23 [1]	0.20 [1]	0.33	0.33 [1]	0.33 [1]	0.29 [1]	0.25 [1]
Net realized and unrealized gain (loss) on investments	(0.47)		(0.10)	0.21	(0.06)	0.13	(0.69)	–	0.39	(0.13)	0.22
Total from investment operations	(0.21)		0.14	0.45	0.17	0.33	(0.36)	0.33	0.72	0.16	0.47
Less Distributions From:
Net investment income	(0.26)		(0.25)	(0.25)	(0.23)	(0.24)	(0.33)	(0.33)	(0.33)	(0.29)	(0.25)
Capital gains	(0.00	)4	(0.05)	(0.08)	(0.09)	(0.05)	(0.09)	(0.04)	(0.04)	(0.02)	–
Total distributions	(0.26)		(0.30)	(0.33)	(0.32)	(0.29)	(0.42)	(0.37)	(0.37)	(0.31)	(0.25)
Net increase (decrease) in net asset value	(0.47)		(0.16)	0.12	(0.15)	0.04	(0.78)	(0.04)	0.35	(0.15)	0.22
Net Asset Value at end of period	$9.58		$10.05	$10.21	$10.09	$10.24	$10.87	$11.65	$11.69	$11.34	$11.49
Total Return (%)[2]	(2.11)		1.41	4.59	1.71	3.32	(3.11)	2.97	6.45	1.40	4.21
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,609		$1,802	$1,876	$1,693	$10	$19,668	$21,773	$23,846	$23,545	$27,010
Ratios of expenses to average net assets:	0.52		0.52	0.53	0.52	0.54	0.65	0.65	0.66	0.65	0.65
Ratio of net investment income to average net assets (%)	2.58		2.38	2.38	2.24	1.99	2.95	2.88	2.86	2.55	2.22
Portfolio turnover (%)[3]	26		27	39	57	41	21	23	36	37	31

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
[4] Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH INCOME FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$6.19	$6.03	$5.93	$6.79	$7.15	$6.37	$6.19	$6.08	$6.95	$7.30	$6.09	$5.94	$5.86	$6.73	$7.09
Income from Investment Operations:
Net investment income	0.30	0.29 [1]	0.29 [1]	0.32 [1]	0.35 [1]	0.29	0.26 [1]	0.26 [1]	0.29 [1]	0.30 [1]	0.33	0.26 [1]	0.27 [1]	0.01 [1]	1.02 [1]
Net realized and unrealized gain (loss) on investments	(0.39)	0.16	0.10	(0.47)	–	(0.43)	0.16	0.10	(0.50)	–	(0.41)	0.21	0.13	(0.14)	(0.65)
Total from investment operations	(0.09)	0.45	0.39	(0.15)	0.35	(0.14)	0.42	0.36	(0.21)	0.30	(0.08)	0.47	0.40	(0.13)	0.37
Less Distributions From:
Net investment income	(0.30)	(0.29)	(0.29)	(0.32)	(0.36)	(0.26)	(0.24)	(0.25)	(0.27)	(0.30)	(0.33)	(0.32)	(0.32)	(0.35)	(0.38)
Capital gains	–	–	–	(0.39)	(0.35)	–	–	–	(0.39)	(0.35)	–	–	–	(0.39)	(0.35)
Total distributions	(0.30)	(0.29)	(0.29)	(0.71)	(0.71)	(0.26)	(0.24)	(0.25)	(0.66)	(0.65)	(0.33)	(0.32)	(0.32)	(0.74)	(0.73)
Net decrease in net asset value	(0.39)	0.16	0.10	(0.86)	(0.36)	(0.40)	0.18	0.11	(0.87)	(0.35)	(0.41)	0.15	0.08	(0.87)	(0.36)
Net Asset Value at end of period	$5.80	$6.19	$6.03	$5.93	$6.79	$5.97	$6.37	$6.19	$6.08	$6.95	$5.68	$6.09	$5.94	$5.86	$6.73
Total Return (%)[2]	(1.42)	7.61	6.91	(2.29)	5.20	(2.25)	6.92	6.07	(3.11)	4.47	(1.32)	8.06	7.15	(2.00)	5.59
Ratios/Supplemental Data:

Net Assets at end of period (in 000’s)	$17,755	$21,298	$21,403	$23,155	$28,596	$1,137	$1,505	$1,651	$1,685	$2,267	$786	$797	$712	$664	$388
Ratios of expenses to average net assets (%)	1.00	1.00	1.01	1.00	1.00	1.75	1.75	1.76	1.75	1.75	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets (%)	5.00	4.72	4.98	5.12	5.05	4.24	3.97	4.23	4.36	4.30	5.24	4.97	5.20	5.39	5.36
Portfolio turnover (%)[3]	25	53	73	28	52	25	53	73	28	52	25	53	73	28	52

	DIVERSIFIED INCOME FUND
	CLASS A					CLASS B					CLASS C
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$15.93	$14.92	$14.75	$14.79	$13.89	$16.04	$15.01	$14.83	$14.88	$13.98	$16.03	$15.01	$14.83	$14.88	$13.97
Income from Investment Operations:
Net investment income	0.28	0.26 [1]	0.25 [1]	0.23 [1]	0.23 [1]	0.16	0.14 [1]	0.14 [1]	0.13 [1]	0.13 [1]	0.16	0.14 [1]	0.14 [1]	0.13 [1]	0.13 [1]
Net realized and unrealized gain (loss) on investments	0.30	1.56	0.52	(0.03)	0.90	0.29	1.58	0.53	(0.04)	0.90	0.29	1.57	0.53	(0.04)	0.91
Total from investment operations	0.58	1.82	0.77	0.20	1.13	0.45	1.72	0.67	0.09	1.03	0.45	1.71	0.67	0.09	1.04
Less Distributions From:
Net investment income	(0.29)	(0.27)	(0.26)	(0.24)	(0.23)	(0.17)	(0.15)	(0.15)	(0.14)	(0.13)	(0.17)	(0.15)	(0.15)	(0.14)	(0.13)
Capital gains	(0.24)	(0.54)	(0.34)	–	–	(0.24)	(0.54)	(0.34)	–	–	(0.24)	(0.54)	(0.34)	–	–
Total distributions	(0.53)	(0.81)	(0.60)	(0.24)	(0.23)	(0.41)	(0.69)	(0.49)	(0.14)	(0.13)	(0.41)	(0.69)	(0.49)	(0.14)	(0.13)
Net increase (decrease) in net asset value	0.05	1.01	0.17	(0.04)	0.90	0.04	1.03	0.18	(0.05)	0.90	0.04	1.02	0.18	(0.05)	0.91
Net Asset Value at end of period	$15.98	$15.93	$14.92	$14.75	$14.79	$16.08	$16.04	$15.01	$14.83	$14.88	$16.07	$16.03	$15.01	$14.83	$14.88
Total Return (%)[2]	3.63	12.57	5.38	1.39	8.22	2.77	11.79	4.63	0.58	7.37	2.77	11.72	4.63	0.64	7.38
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$131,127	$137,863	$128,208	$121,026	$119,364	$10,832	$12,702	$13,293	$13,442	$14,378	$14,647	$15,103	$13,498	$12,766	$11,545
Ratios of expenses to average net assets (%)	1.10	1.10	1.11	1.10	1.10	1.85	1.85	1.86	1.85	1.85	1.85	1.85	1.86	1.85	1.85
Ratio of net investment income to average net assets (%)	1.72	1.65	1.68	1.59	1.61	0.97	0.91	0.94	0.84	0.86	0.97	0.89	0.93	0.84	0.83
Portfolio turnover (%)[3]	27	21	35	25	23	27	21	35	25	23	27	21	35	25	23

[1] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

	COVERED CALL & EQUITY INCOME FUND*
	CLASS A					CLASS C					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$8.88	$8.95	$9.14	$9.92	$9.99	$8.47	$8.63	$8.89	$9.74	$9.89	$9.06	$9.11	$9.27	$10.03	$10.08
Income from Investment Operations:
Net investment income (loss)	0.06	0.07	0.05	0.06	0.08	(0.10)	0.02	0.06	0.16	0.08	0.10	0.14	0.08	0.14	0.22
Net realized and unrealized gain (loss) on investments	0.30	0.46	0.33	(0.06)	0.77	0.38	0.42	0.24	(0.23)	0.69	0.29	0.42	0.33	(0.12)	0.67
Total from investment operations	0.36	0.53	0.38	–	0.85	0.28	0.44	0.30	(0.07)	0.77	0.39	0.56	0.41	0.02	0.89
Less Distributions From:
Net investment income	(0.43)	(0.39)	(0.41)	(0.50)	(0.60)	(0.42)	(0.39)	(0.40)	(0.50)	(0.60)	(0.43)	(0.40)	(0.41)	(0.50)	(0.62)
Capital gains	(0.29)	(0.21)	(0.16)	(0.28)	(0.32)	(0.29)	(0.21)	(0.16)	(0.28)	(0.32)	(0.29)	(0.21)	(0.16)	(0.28)	(0.32)
Total distributions	(0.72)	(0.60)	(0.57)	(0.78)	(0.92)	(0.71)	(0.60)	(0.56)	(0.78)	(0.92)	(0.72)	(0.61)	(0.57)	(0.78)	(0.94)
Net decrease in net asset value	(0.36)	(0.07)	(0.19)	(0.78)	(0.07)	(0.43)	(0.16)	(0.26)	(0.85)	(0.15)	(0.33)	(0.05)	(0.16)	(0.76)	(0.05)
Net Asset Value at end of period	$8.52	$8.88	$8.95	$9.14	$9.92	$8.04	$8.47	$8.63	$8.89	$9.74	$8.73	$9.06	$9.11	$9.27	$10.03
Total Return (%)[2]	3.96	5.97	4.29	(0.18)	8.90	3.21	5.09	3.53	(0.83)	8.01	4.29	6.15	4.63	0.13	9.08
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,035	$16,773	$18,252	$16,042	$11,373	$9,638	$13,299	$13,519	$9,287	$4,805	$106,576	$95,640	$71,241	$60,916	$43,891
Ratios of expenses to average net assets (%)	1.25	1.25	1.25	1.25	1.25	2.00	2.00	2.00	1.99	2.00	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) to average net assets	0.47	1.03	0.17	0.13	(0.30)	(0.28)	0.28	(0.58)	(0.59)	(1.07)	0.73	1.26	0.42	0.40	(0.03)
Portfolio turnover (%)[3]	130	166	135	107	139	130	166	135	107	139	130	166	135	107	139

	COVERED CALL & EQUITY INCOME FUND*					DIVIDEND INCOME FUND
	CLASS R6					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$9.13	$9.16	$9.31	$10.06	$10.09	$26.18	$22.38	$22.28	$23.59	$21.94
Income from Investment Operations:
Net investment income	0.06	0.14	0.07	0.24	0.13	0.47	0.44 [1]	0.33 [1]	0.40 [1]	0.38 [1]
Net realized and unrealized gain (loss) on investments	0.34	0.44	0.35	(0.21)	0.78	1.42	4.34	0.99	0.01	2.29
Total from investment operations	0.40	0.58	0.42	0.03	0.91	1.89	4.78	1.32	0.41	2.67
Less Distributions From:
Net investment income	(0.43)	(0.40)	(0.41)	(0.50)	(0.62)	(0.47)	(0.44)	(0.32)	(0.38)	(0.38)
Capital gains	(0.29)	(0.21)	(0.16)	(0.28)	(0.32)	(0.59)	(0.54)	(0.90)	(1.34)	(0.64)
Total distributions	(0.72)	(0.61)	(0.57)	(0.78)	(0.94)	(1.06)	(0.98)	(1.22)	(1.72)	(1.02)
Net increase (decrease) in net asset value	(0.32)	(0.03)	(0.15)	(0.75)	(0.03)	0.83	3.80	0.10	(1.31)	1.65
Net Asset Value at end of period	$8.81	$9.13	$9.16	$9.31	$10.06	$27.01	$26.18	$22.38	$22.28	$23.59
Total Return (%)[2]	4.37	6.34	4.72	0.23	9.29	7.35	21.85	6.16	1.76	12.42
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,388	$2,531	$3,110	$2,826	$152	$111,457	$107,411	$102,402	$20,925	$21,518
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.87	0.87	0.88	0.87	0.87	1.10	1.10	1.10	1.10	1.10
After reimbursement of expenses by Adviser (%)	0.87	0.87	0.88	0.87	0.87	0.95	0.95	0.95	0.95	0.95
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.85	1.26	0.55	0.70	0.10	1.75	1.81	1.61	1.75	1.66
Portfolio turnover (%)[3]	130	166	135	107	139	32	19	33	24	29

* Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund.
[1] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP VALUE FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$15.52	$15.47	$16.33	$19.18	$17.04	$15.10	$15.09	$16.01	$18.84	$16.74	$15.53	$15.48	$16.35	$19.20	$17.06
Income from Investment Operations:
Net investment income (loss)	0.13	0.25 [1]	0.16 [1]	0.08 [1]	0.13 [1]	0.05	0.16 [1]	0.06 [1]	(0.05)[1]	0.04 [1]	0.17	0.37 [1]	0.26 [1]	0.14 [1]	0.19 [1]
Net realized and unrealized gain (loss) on investments	0.10	2.05	0.92	(0.10)	2.15	0.06	1.98	0.88	(0.09)	2.07	0.09	1.97	0.85	(0.11)	2.14
Total from investment operations	0.23	2.30	1.08	(0.02)	2.28	0.11	2.14	0.94	(0.14)	2.11	0.26	2.34	1.11	0.03	2.33
Less Distributions From:
Net investment income	(0.27)	(0.18)	(0.10)	(0.14)	(0.14)	(0.15)	(0.06)	(0.02)	(0.00)[4]	(0.01)	(0.31)	(0.22)	(0.14)	(0.19)	(0.19)
Capital gains	(1.34)	(2.07)	(1.84)	(2.69)	–	(1.34)	(2.07)	(1.84)	(2.69)	–	(1.34)	(2.07)	(1.84)	(2.69)	–
Total distributions	(1.61)	(2.25)	(1.94)	(2.83)	(0.14)	(1.49)	(2.13)	(1.86)	(2.69)	(0.01)	(1.65)	(2.29)	(1.98)	(2.88)	(0.19)
Net increase (decrease) in net asset value	(1.38)	0.05	(0.86)	(2.85)	2.14	(1.38)	0.01	(0.92)	(2.83)	2.10	(1.39)	0.05	(0.87)	(2.85)	2.14
Net Asset Value at end of period	$14.14	$15.52	$15.47	$16.33	$19.18	$13.72	$15.10	$15.09	$16.01	$18.84	$14.14	$15.53	$15.48	$16.35	$19.20
Total Return (%)[2]	1.10	16.36	7.16	(0.80)	13.47	0.29	15.43	6.38	(1.49)	12.61	1.30	16.60	7.44	(0.51)	13.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$63,143	$68,522	$62,757	$63,566	$70,495	$2,539	$3,318	$3,586	$4,096	$4,867	$19,098	$19,187	$36,721	$109,546	$128,456
Ratios of expenses to average net assets (%)	1.16	1.16	1.17	1.16	1.16	1.91	1.91	1.92	1.91	1.91	0.91	0.91	0.92	0.91	0.91
Ratio of net investment income (loss) to average net assets (%)	0.80	1.65	1.02	0.47	0.69	0.01	0.88	0.27	(0.27)	(0.06)	1.03	1.74	1.33	0.73	0.92
Portfolio turnover (%)[3]	91	86	74	97	85	91	86	74	97	85	91	86	74	97	85

	INVESTORS FUND
	CLASS A					CLASS Y					CLASS R6
	Year Ended October 31					Year Ended October 31,					Year Ended October 31
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$23.22	$19.57	$21.30	$25.01	$22.49	$23.29	$19.62	$21.36	$25.07	$22.50	$23.44	$19.74	$21.47	$25.14	$22.51
Income from Investment Operations:
Net investment income (loss)	0.05	0.03 [1]	(0.00)[1,4,5]	0.09 [1]	0.03 [1]	0.11	0.09 [1]	0.06 [1,5]	0.16 [1]	0.12 [1]	0.15	0.13 [1]	0.11 [1,5]	0.15 [1]	0.17 [1]
Net realized and unrealized gain on investments	1.87	4.23	1.18	1.06	3.18	1.87	4.24	1.17	1.05	3.15	1.88	4.26	1.17	1.10	3.16
Total from investment operations	1.92	4.26	1.18	1.15	3.21	1.98	4.33	1.23	1.21	3.27	2.03	4.39	1.28	1.25	3.33
Less Distributions From:
Net investment income	(0.03)	–	(0.12)	(0.06)	(0.01)	(0.09)	(0.05)	(0.18)	(0.12)	(0.02)	(0.14)	(0.08)	(0.22)	(0.12)	(0.02)
Capital gains	(1.26)	(0.61)	(2.79)	(4.80)	(0.68)	(1.26)	(0.61)	(2.79)	(4.80)	(0.68)	(1.26)	(0.61)	(2.79)	(4.80)	(0.68)
Total distributions	(1.29)	(0.61)	(2.91)	(4.86)	(0.69)	(1.35)	(0.66)	(2.97)	(4.92)	(0.70)	(1.40)	(0.69)	(3.01)	(4.92)	(0.70)
Net increase (decrease) in net asset value	0.63	3.65	(1.73)	(3.71)	2.52	0.63	3.67	(1.74)	(3.71)	2.57	0.63	3.70	(1.73)	(3.67)	2.63
Net Asset Value at end of period	$23.85	$23.22	$19.57	$21.30	$25.01	$23.92	$23.29	$19.62	$21.36	$25.07	$24.07	$23.44	$19.74	$21.47	$25.14
Total Return (%)[2]	8.50	22.30	6.46	4.78	14.55	8.75	22.62	6.69	5.07	14.84	8.90	22.87	6.92	5.25	15.10
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$78,043	$77,891	$67,479	$2,189	$1,340	$208,942	$222,363	$204,962	$109,506	$166,819	$6,919	$6,898	$6,198	$6,589	$5,200
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.31	1.28	0.95	0.95	0.98	1.06	1.02	0.77	0.77	0.77	0.73	0.69
After reimbursement of expenses by Adviser (%)	1.20	1.20	1.20	1.19	1.13	0.95	0.95	0.95	0.94	0.87	0.77	0.77	0.77	0.73	0.64
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.22	0.14	(0.01)	0.38	0.15	0.47	0.39	0.33	0.62	0.43	0.64	0.56	0.57	0.83	0.65
Portfolio turnover (%)[3]	40	33	27	33	52	40	33	27	33	52	40	33	27	33	52

[1] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
[4] Amounts represent less than $0.005 per share.
[5] Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

	MID CAP FUND
	CLASS A					CLASS B
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$9.37	$8.34	$8.59	$9.78	$9.48	$7.78	$7.04	$7.38	$8.69	$8.55
Income from Investment Operations:
Net investment loss	(0.06)	(0.05)[1]	(0.04)[1]	(0.06)[1]	(0.04)[1]	(0.35)	(0.20)[1]	(0.14)[1]	(0.13)[1]	(0.14)[1]
Net realized and unrealized gain on investments	0.81	1.46	0.29	0.61	1.01	0.90	1.32	0.30	0.56	0.95
Total from investment operations	0.75	1.41	0.25	0.55	0.97	0.55	1.12	0.16	0.43	0.81
Less Distributions From:
Capital gains	(0.35)	(0.38)	(0.50)	(1.74)	(0.67)	(0.35)	(0.38)	(0.50)	(1.74)	(0.67)
Total distributions	(0.35)	(0.38)	(0.50)	(1.74)	(0.67)	(0.35)	(0.38)	(0.50)	(1.74)	(0.67)
Net increase (decrease) in net asset value	0.40	1.03	(0.25)	(1.19)	0.30	0.20	0.74	(0.34)	(1.31)	0.14
Net Asset Value at end of period	$9.77	$9.37	$8.34	$8.59	$9.78	$7.98	$7.78	$7.04	$7.38	$8.69
Total Return (%)[2]	8.15	17.40	3.12	5.80	10.65	7.21	16.46	2.38	5.06	9.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$59,519	$59,175	$52,482	$54,000	$57,117	$1,891	$2,550	$2,832	$3,401	$4,235
Ratios of expenses to average net assets (%)	1.40	1.40	1.41	1.40	1.40	2.15	2.15	2.16	2.15	2.15
Ratio of net investment income to average net assets (%)	(0.51)	(0.53)	(0.47)	(0.72)	(0.42)	(1.26)	(1.28)	(1.23)	(1.47)	(1.19)
Portfolio turnover (%)[3]	27	22	27	28	33	27	22	27	28	33

	MID CAP FUND
	CLASS Y					CLASS R6
	Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$9.76	$8.64	$8.85	$10.00	$9.66	$9.94	$8.77	$8.95	$10.06	$9.68
Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.01)[1]	0.00 [1,4]	(0.04)[1]	(0.02)[1]	0.01	0.01 [1]	0.02 [1]	(0.05)[1]	0.02 [1]
Net realized and unrealized gain on investments	0.83	1.51	0.29	0.63	1.03	0.84	1.54	0.30	0.68	1.03
Total from investment operations	0.82	1.50	0.29	0.59	1.01	0.85	1.55	0.32	0.63	1.05
Less Distributions From:
Capital gains	(0.35)	(0.38)	(0.50)	(1.74)	(0.67)	(0.35)	(0.38)	(0.50)	(1.74)	(0.67)
Total distributions	(0.35)	(0.38)	(0.50)	(1.74)	(0.67)	(0.35)	(0.38)	(0.50)	(1.74)	(0.67)
Net increase (decrease) in net asset value	0.47	1.12	(0.21)	(1.15)	0.34	0.50	1.17	(0.18)	(1.11)	0.38
Net Asset Value at end of period	$10.23	$9.76	$8.64	$8.85	$10.00	$10.44	$9.94	$8.77	$8.95	$10.06
Total Return (%)[2]	8.55	17.85	3.50	6.13	10.88	8.71	18.17	3.81	6.55	11.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$351,716	$270,989	$242,308	$198,605	$224,181	$12,886	$11,713	$8,792	$9,874	$5,118
Ratios of expenses to average net assets (%)	0.98	0.98	1.08	1.15	1.15	0.77	0.77	0.78	0.77	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.09)	(0.11)	(0.14)	(0.47)	(0.17)	0.12	0.10	0.16	(0.09)	0.20
Portfolio turnover (%)[3]	27	22	27	28	33	27	22	27	28	33
[1] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
[4] Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2018

Financial Highlights for a Share of Beneficial Interest Outstanding

	SMALL CAP FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$16.96	$14.58	$14.98	$15.21	$14.87	$15.87	$13.75	$14.25	$14.58	$14.38	$17.02	$14.63	$15.03	$15.26	$14.88
Income from Investment Operations:
Net investment income (loss)	0.05	0.11 [1]	0.04 [1]	0.02 [1]	0.06 [1]	(0.14)	(0.05)[1]	(0.10)[1]	(0.14)[1]	(0.05)[1]	0.15	0.18 [1]	0.07 [1]	0.04 [1]	0.07 [1]
Net realized and unrealized gain (loss) on investments	(0.49)	2.79	0.11	0.58	0.88	(0.37)	2.67	0.13	0.60	0.85	(0.54)	2.78	0.10	0.60	0.91
Total from investment operations	(0.44)	2.90	0.15	0.60	0.94	(0.51)	2.62	0.03	0.46	0.80	(0.39)	2.96	0.17	0.64	0.98
Less Distributions From:
Net investment income	(0.13)	(0.02)	(0.02)	(0.04)	–	(0.01)	–	–	–	–	(0.18)	(0.07)	(0.04)	(0.08)	(0.00)[4]
Capital gains	(1.16)	(0.50)	(0.53)	(0.79)	(0.60)	(1.16)	(0.50)	(0.53)	(0.79)	(0.60)	(1.16)	(0.50)	(0.53)	(0.79)	(0.60)
Total distributions	(1.29)	(0.52)	(0.55)	(0.83)	(0.60)	(1.17)	(0.50)	(0.53)	(0.79)	(0.60)	(1.34)	(0.57)	(0.57)	(0.87)	(0.60)
Net increase (decrease) in net asset value	(1.73)	2.38	(0.40)	(0.23)	0.34	(1.68)	2.12	(0.50)	(0.33)	0.20	(1.73)	2.39	(0.40)	(0.23)	0.38
Net Asset Value at end of period	$15.23	$16.96	$14.58	$14.98	$15.21	$14.19	$15.87	$13.75	$14.25	$14.58	$15.29	$17.02	$14.63	$15.03	$15.26
Total Return (%)[2]	(3.00)	19.94	1.00	3.90	6.45	(3.68)	19.06	0.21	3.10	5.66	(2.73)	20.25	1.18	4.16	6.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,460	$3,890	$3,168	$3,435	$3,639	$324	$416	$392	$437	$522	$38,932	$90,637	$91,448	$83,728	$60,279
Ratios of expenses to average net assets (%)	1.50	1.50	1.51	1.50	1.50	2.26	2.25	2.26	2.25	2.25	1.25	1.25	1.26	1.25	1.25
Ratio of net investment income (loss) to average net assets (%)	0.33	0.68	0.24	0.09	0.35	(0.42)	(0.07)	(0.51)	(0.66)	(0.40)	0.54	0.95	0.49	0.32	0.59
Portfolio turnover (%)[3]	16	20	19	19	29	16	20	19	19	29	16	20	19	19	29

	INTERNATIONAL STOCK FUND
	CLASS A					CLASS B					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014	2018	2017	2016	2015	2014
Net Asset Value at beginning of period	$14.00	$12.03	$12.99	$13.20	$13.16	$13.63	$11.73	$12.68	$12.89	$12.87	$14.04	$12.05	$13.00	$13.22	$13.18
Income from Investment Operations:
Net investment income (loss)	0.16	0.10 [1]	0.12 [1]	0.12 [1]	0.16 [1]	0.03	0.00 [1,4]	0.03 [1]	0.03 [1]	0.10 [1]	2.47	0.34 [1]	0.14 [1]	(0.05)[1]	0.73 [1]
Net realized and unrealized gain (loss) on investments	(1.12)	2.01	(0.97)	(0.02)	(0.02)	(1.07)	1.97	(0.95)	(0.03)	(0.06)	(3.40)	1.82	(0.95)	0.17	(0.56)
Total from investment operations	(0.96)	2.11	(0.85)	0.10	0.14	(1.04)	1.97	(0.92)	–	0.04	(0.93)	2.16	(0.81)	0.12	0.17
Less Distributions From:
Net investment income	(0.12)	(0.14)	(0.11)	(0.31)	(0.10)	(0.03)	(0.07)	(0.03)	(0.21)	(0.02)	(0.15)	(0.17)	(0.14)	(0.34)	(0.13)
Total distributions	(0.12)	(0.14)	(0.11)	(0.31)	(0.10)	(0.03)	(0.07)	(0.03)	(0.21)	(0.02)	(0.15)	(0.17)	(0.14)	(0.34)	(0.13)
Net increase (decrease) in net asset value	(1.08)	1.97	(0.96)	(0.21)	0.04	(1.07)	1.90	(0.95)	(0.21)	0.02	(1.08)	1.99	(0.95)	(0.22)	0.04
Net Asset Value at end of period	$12.92	$14.00	$12.03	$12.99	$13.20	$12.56	$13.63	$11.73	$12.68	$12.89	$12.96	$14.04	$12.05	$13.00	$13.22
Total Return (%)[2]	(6.94)	17.79	(6.60)	0.83	1.09	(7.65)	16.89	(7.27)	0.06	0.31	(6.72)	18.18	(6.40)	1.09	1.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,679	$20,520	$18,573	$21,072	$23,012	$840	$1,195	$1,288	$1,692	$2,061	$1,434	$10,098	$15,398	$15,566	$7,938
Ratios of expenses to average net assets (%)	1.60	1.60	1.61	1.60	1.60	2.35	2.35	2.36	2.35	2.35	1.35	1.35	1.36	1.35	1.35
Ratio of net investment income to average net assets (%)	1.14	0.82	1.00	0.88	1.13	0.36	0.05	0.21	0.10	0.29	1.12	1.06	1.21	1.27	1.65
Portfolio turnover (%)[3]	29	32	34	45	44	29	32	34	45	44	29	32	34	45	44

[1] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2] Total return without applicable sales charge.
[3] Portfolio turnover is calculated at the fund level and represents the entire fiscal year.
[4] Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.

Madison Funds | October 31, 2018

Notes to the Financial Statements

1. ORGANIZATION

Madison Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. As of the date of this report, the Trust offers eighteen funds (individually, a “fund,” collectively, the “funds”).

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the Small Cap Fund and International Stock Fund.

The accompanying financial statements include the Government Money Market, Tax-Free Virginia, Tax-Free National, High Quality Bond, Core Bond, Corporate Bond, High Income, Diversified Income, Covered Call & Equity Income, Dividend Income, Large Cap Value, Investors, Mid Cap, Small Cap and International Stock (collectively, the “Core Funds”), and the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”).

The Government Money Market Fund offers two classes of shares: Class A and B. The High Income, Large Cap Value, Small Cap, and International Stock Funds offer three classes of shares: Class A, B and Y. The Diversified Income Fund and Allocation Funds offer three classes of shares: Class A, B and C. The Investors Fund offers three classes of shares: Class A, Y and R6. The Core Bond Fund and Mid Cap Fund offer four classes of shares: Class A, B, Y and R6. The Covered Call & Equity Income Fund offers four classes of shares: Class A, C, Y and R6. The Tax-Free Virginia, Tax-Free National, High Quality Bond, Corporate Bond and Dividend Income Funds offer one class of shares: Class Y. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

As of February 1, 2017 Class B shares of the funds may not be purchased or acquired, except by exchange from Class B shares of another Madison Fund, or through dividend and/or capital gains reinvestments. Shareholders with investments in Class B shares of the funds may continue to hold such shares until they convert to Class A shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies”.

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and exchange-traded funds (“ETFs”), listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time, on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Short-term instruments having maturities of 60 days or less and all securities in the Government Money Market Fund are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2018

Because the Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Recently Issued Accounting Pronouncements: In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is still evaluating the impacts this ASU will have on the financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2018, the funds have chosen to adopt the standard. The adoption of this ASU did not have a material impact on the financial statements and other disclosures.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain financial statement disclosure requirements to conform them to Generally Accepted Accounting Principles (“GAAP”) for investment companies. These amendments made certain removals from, changes to and additions to existing disclosure requirements under Regulation S-X. These amendments became effective for filings made with the SEC after November 5, 2018. The funds’ adoption of these amendments, effective with the financial statements prepared as of October 31, 2018, required modified disclosures reflected herein, but had no effect on the funds’ net assets or results of operations.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of October 31, 2018, none of the funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The funds’ books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Each fund, except the Government Money Market, Tax-Free Virginia and Tax Free National Funds, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” The Covered Call & Equity Fund, International Stock Fund, Large Cap Fund and Small Cap Fund had net realized gains of $159, $1,991, $565 and $1,876, related to foreign currency transactions, respectively.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund, except the Government Money Market Fund, Tax-Free Virginia and Tax Free National Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. During the year ended October 31, 2018, none of the funds had open forward foreign currency exchange contracts.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2018

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Cash Concentration: At times, the funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase except for the Government Money Market Fund which is governed by the Rule 2(a)-7 liquidity guidelines. An illiquid security is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At October 31, 2018, there were no illiquid securities held in the funds. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2018, none of the funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the year ended October 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2018, none of the funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of October 31, 2018, in valuing the funds’ investments carried at fair value (please see the Portfolio of Investments for each fund for a listing of all securities within each category):

Fund[1]	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/18
Conservative Allocation
Investment Companies	$67,295,154	$–	$–	$67,295,154
Short-Term Investments	2,302,547	–	–	2,302,547
	69,597,701	–	–	69,597,701
Moderate Allocation
Investment Companies	134,066,029	–	–	134,066,029
Short-Term Investments	9,244,204	–	–	9,244,204
	143,310,233	–	–	143,310,233
Aggressive Allocation
Investment Companies	60,606,586	–	–	60,606,586
Short-Term Investments	3,234,630	–	–	3,234,630
	63,841,216	–	–	63,841,216
Government Money Market[2]
U.S. Government and Agency Obligations	–	14,072,323	–	14,072,323
Short-Term Investments	668,855	–	–	668,855
	668,855	14,072,323	–	14,741,178
Tax-Free Virginia
Municipal Bonds	–	20,421,591	–	20,421,591
Tax-Free National
Municipal Bonds	–	22,834,201	–	22,834,201
High Quality Bond
Corporate Notes and Bonds	–	36,775,852	–	36,775,852
U.S. Government and Agency Obligations	–	50,959,957	–	50,959,957
Short-Term Investments	1,153,236	–	–	1,153,236
	1,153,236	87,735,809	–	88,889,045
Core Bond
Asset
Asset Backed Securities	–	10,291,030	–	10,291,030
Collateralized Mortgage Obligations	–	5,281,388	–	5,281,388
Commercial Mortgage-Backed Securities	–	6,253,389	–	6,253,389
Corporate Notes and Bonds	–	63,103,556	–	63,103,556
Long Term Municipal Bonds	–	9,191,019	–	9,191,019
Mortgage Backed Securities	–	35,046,113	–	35,046,113
U.S. Government and Agency Obligations	–	37,332,803	–	37,332,803
Short-Term Investments	3,524,441	–	–	3,524,441
Put Options Purchased	28,750	–	–	28,750
	3,553,191	166,499,298	–	170,052,489

Madison Funds | Notes to the Financial Statements - continued | October 31, 2018

Fund[1]	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/18
Core Bond - continued
Liabilities
Call Options Written	$ (20,625)	$ –	$ –	$ (20,625)
Corporate Bond
Corporate Notes and Bonds	–	18,831,353	–	18,831,353
Long Term Municipal Bonds	–	415,936	–	415,936
Short-Term Investments	292,118	–	–	292,118
	292,118	19,247,289	–	19,539,407
High Income
Corporate Notes and Bonds	–	17,981,261	–	17,981,261
Short-Term Investments	2,926,034	–	–	2,926,034
	2,926,034	17,981,261	–	20,907,295
Diversified Income
Common Stocks	101,648,010	–	–	101,648,010
Asset Backed Securities	–	2,928,818	–	2,928,818
Collateralized Mortgage Obligations	–	1,650,824	–	1,650,824
Commercial Mortgage-Backed Securities	–	1,394,519	–	1,394,519
Corporate Notes and Bonds	–	19,417,209	–	19,417,209
Long Term Municipal Bonds	–	3,225,539	–	3,225,539
Mortgage Backed Securities	–	10,183,533	–	10,183,533
U.S. Government and Agency Obligations	–	11,785,592	–	11,785,592
Short-Term Investments	4,027,255	–	–	4,027,255
	105,675,265	50,586,034	–	156,261,299
Covered Call & Equity Income
Assets:
Common Stocks	108,881,257	–	–	108,881,257
Exchange Traded Funds	5,782,148	–	–	5,782,148
Short-Term Investments	23,490,395	–	–	23,490,395
	138,153,800	–	–	138,153,800
Liabilities:
Call Options Written	(2,272,021)	–	–	(2,272,021)
Dividend Income
Common Stocks	107,267,499	–	–	107,267,499
Short-Term Investments	4,139,265	–	–	4,139,265
	111,406,764	–	–	111,406,764
Large Cap Value
Common Stocks	81,981,448	–	–	81,981,448
Short-Term Investments	5,559,855	–	–	5,559,855
	87,541,303	–	–	87,541,303
Investors
Common Stocks	278,693,051	–	–	278,693,051
Short-Term Investments	15,147,837	–	–	15,147,837
	293,840,888	–	–	293,840,888
Mid Cap
Common Stocks	395,811,376	–	–	395,811,376
Short-Term Investments	32,008,389	–	–	32,008,389
	427,819,765	–	–	427,819,765
Small Cap
Common Stocks	39,703,212	1,896,262	–	41,599,474
Short-Term Investments	1,934,529	–	–	1,934,529
	41,637,741	1,896,262	–	43,534,003
International Stock
Common Stocks
Australia	–	339,560	–	339,560
Belgium	–	250,486	–	250,486
Brazil	–	183,732	–	183,732
Canada	–	1,227,537	–	1,227,537
Denmark	–	264,854	–	264,854
Finland	–	544,341	–	544,341
France	–	2,095,496	–	2,095,496
Germany	–	725,250	–	725,250
Hong Kong	–	77,219	–	77,219

Fund[1]	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 10/31/18
India	$235,826	$–	$–	$235,826
Ireland	721,897	343,582	–	1,065,479
Israel	–	144,301	–	144,301
Japan	–	2,699,202	–	2,699,202
Luxembourg	–	178,186	–	178,186
Netherlands	–	588,702	–	588,702
Norway	–	564,820	–	564,820
Singapore	–	414,412	–	414,412
Spain	–	300,756	–	300,756
Sweden	–	580,229	–	580,229
Switzerland	–	1,426,676	–	1,426,676
Taiwan	213,360	–	–	213,360
United Kingdom	509,147	3,823,942	–	4,333,089
Preferred Stocks	–	167,988	–	167,988
Short-Term Investments	2,105,454	–	–	2,105,454
	3,785,684	16,941,271	–	20,726,955

1See respective Portfolio of Investments for underlying holdings in each fund. For additional information on the Underlying funds held in the Allocation funds, including shareholder prospectuses and financial reports, please visit each Underlying Fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

2At October 31, 2018, all Level 2 securities held are U.S. Government and Agency Obligations. See respective Portfolio of Investments.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

The following table presents the types of derivatives in the fund by location and as presented on the Statements of Assets and Liabilities as of October 31, 2018.

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
		Asset Derivatives		Liability Derivatives

Fund	Underlying Risk	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Core Bond	Interest rate	Options purchased	$28,750	Options written	$ 20,625
Covered Call & Equity Income	Equity	Options purchased	–	Options written	2,272,021

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018.

Fund	Statement of Operations	Underlying Risk	Realized Gain (Loss) on Derivatives:	Change in Unrealized Appreciation (Depreciation) on Derivatives
Core Bond	Options Purchased	Interest rate	$29,557	$7,031
	Options Written		(36,459)	(3,594)
Total			$(6,902)	$3,437
Covered Call & Equity Income	Options Purchased	Equity	$(1,414,406)	$–
	Options Written		9,280,681	698,686
Total			$7,866,275	$698,686

The average volume (based on the open positions at each month-end) of derivative activity during the year ended October 31, 2018.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Core Bond	25	25
Covered Call & Equity Income	75	18,050
(1) Number of Contracts

Madison Funds | Notes to the Financial Statements - continued | October 31, 2018

There is no impact on the financial statements of the other funds as they did not hold derivative investments during the year ended October 31, 2018.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.20%	High Income	0.55%
Moderate Allocation	0.20%	Diversified Income	0.65%
Aggressive Allocation	0.20%	Covered Call & Equity Income	0.85%
Government Money Market	0.40%	Dividend Income	0.75%
Tax-Free Virginia	0.50%	Large Cap Value	0.55%
Tax-Free National	0.40%	Investors	0.75%
High Quality Bond	0.30%	Mid Cap	0.75%
Core Bond	0.50%	Small Cap	1.00%
Corporate Bond	0.40%	International Stock	1.05%

Each of the Government Money Market, Core Bond, High Income, Diversified Income, Large Cap Value, Investors, Mid Cap, Small Cap, and International Stock Funds’ advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds at October 31, 2018, are Wellington Management Company, LLP for the Small Cap Fund and Lazard Asset Management LLC for the International Stock Fund.

The Investment Adviser may, from time to time, contractually or voluntarily agree to waive a portion of its fees or expenses related to the funds. In that regard, the Investment Adviser has contractually agreed to waive a portion of advisory fees on the Government Money Market Fund Class A Shares and Class B Shares until February 27, 2019, for the purpose of maintaining a one day yield of zero. The amount of the daily waiver was equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2018, no advisory fees were waived. A portion of the Dividend Income Fund’s advisory fee, 0.10%, is being waived by the Investment Adviser until February 27, 2019. For the year ended October 31, 2018, the waivers totaled $112,419 for Dividend Income Fund and are reflected as fees waived in the accompanying Statements of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Administrative Services Agreement. The Investment Adviser provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

Fund	Class A	Class B	Class C	Class Y	Class R6
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A
Government Money Market	0.15%	0.15%	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	N/A
Core Bond	0.15%	0.15%	N/A	0.15%	0.02%
Corporate Bond	N/A	N/A	N/A	0.25%	N/A
High Income	0.20%	0.20%	N/A	0.20%	N/A
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.02%
Dividend Income	N/A	N/A	N/A	0.35%	N/A
Large Cap Value	0.36%	0.36%	N/A	0.36%	N/A
Investors	0.20%	N/A	N/A	0.20%	0.02%
Mid Cap	0.40%	0.40%	N/A	0.23%	0.02%
Small Cap	0.25%	0.25%	N/A	0.25%	N/A
International Stock	0.30%	0.30%	N/A	0.30%	N/A

The direct expenses of the funds’ Independent Trustees and independent auditors are paid out of this fee on behalf of the funds.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the funds. In that regard, the Investment Adviser has contractually agreed to waive a portion of service agreement fees on the Government Money Market Fund Class A Shares and Class B Shares until at least February 27, 2019. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2018, no services fees were waived. A portion of the Dividend Income Fund’s annual service fee, 0.05%, is being waived by the Investment Adviser until February 27, 2019. For the year ended October 31, 2018, the waivers totaled $56,210 for Dividend Income Fund and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup any of these waived fees.

Shareholder Service and Distribution Plans (Rule 12b-1). The Trust has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). These plans permit the funds to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below:

Shareholder Service Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds, other than the Government Money Market Fund. Under the terms of these plans, each fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

Madison Funds | Notes to the Financial Statements - continued | October 31, 2018

	Shareholder Servicing Fee			Distribution Fee		Total Shareholder Servicing and Distribution Fees (Rule 12b-1)
Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Government Money Market	N/A	N/A	N/A	0.75%	N/A	N/A	0.75%	N/A
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Corporate Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Income	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call & Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Value	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. In that regard, MFD waived a portion of 12b-1 fees on the Government Money Market fund Class B Shares for the purpose of maintaining a one day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2018, the waivers totaled $179 and is reflected as fees waived in the accompanying Statements of Operations. MFD does not have the right to recoup these waived fees.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the funds. Rather, they are deducted from the proceeds of sales of fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B, and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the year ended October 31, 2018, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$66,817	$9,184	$1,116	$7,865	$9,184	$1,116
Moderate Allocation	129,799	16,469	544	14,794	16,469	544
Aggressive Allocation	88,808	10,208	299	10,303	10,208	299
Government Money Market	–	1,377	N/A	–	1,377	N/A
Core Bond	9,486	1,597	N/A	960	1,597	N/A
High Income	5,099	574	N/A	506	574	N/A
Diversified Income	129,277	9,877	182	16,480	9,877	182
Covered Call & Equity Income	47,627	N/A	1,520	6,440	N/A	1,520
Large Cap Value	28,120	1,799	N/A	3,156	1,799	N/A
Investors	41,312	N/A	N/A	4,768	N/A	N/A
Mid Cap	57,787	4,860	N/A	6,757	4,860	N/A
Small Cap	4,145	295	N/A	346	295	N/A
International Stock	18,891	1,579	N/A	2,128	1,579	N/A

Other Expenses: In addition to the fees described above, the funds are responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts and any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Officers and Trustees: Certain officers and trustees of the funds are also officers of the Investment Adviser. The funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees reduce the fees paid to the Investment Adviser pursuant to the Administrative Services Agreement as described above.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Government Money Market Fund declares dividends, if any, daily and reinvests monthly. The Tax-Free Virginia, Tax-Free National, Core Bond, Corporate Bond, High Income and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality Bond, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value, Investors, Mid Cap, Small Cap and International Stock Funds declare and reinvest dividends, if any, annually. The funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2018, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$ –	$ –	$ 44,123,198	$ 47,228,544
Moderate Allocation	–	–	105,543,400	112,921,658
Aggressive Allocation	–	–	45,487,495	47,395,580
Tax-Free Virginia	–	–	5,548,110	5,520,182
Tax-Free National	–	–	7,410,113	8,172,527
High Quality Bond	18,263,382	24,771,491	10,640,394	11,783,195
Core Bond	18,105,338	34,641,017	30,614,358	34,058,943
Corporate Bond	–	–	4,207,558	4,719,554
High Income	–	–	5,045,906	6,992,950
Diversified Income	5,934,915	12,012,404	36,584,596	43,529,199
Covered Call & Equity Income	–	–	157,123,468	147,298,191
Dividend Income	–	–	35,107,905	39,240,843
Large Cap Value	–	–	83,792,394	91,962,493
Investors	–	–	115,665,203	152,796,947
Mid Cap	–	–	145,871,521	95,344,228
Small Cap	–	–	12,458,555	65,728,800
International Stock	–	–	7,270,700	17,754,127

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund pursues its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) “naked” or uncovered call options. The fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

Madison Funds | Notes to the Financial Statements - continued | October 31, 2018

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current fair value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. See Note 2 for information on derivatives.

7. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. During the year ended October 31, 2018, the fund did not enter into any futures contracts.

Options on Futures Contracts: The acquisition of put and call options on futures contracts will give the Core Bond Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund’s assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

8. FOREIGN SECURITIES

Each fund, other than the Tax-Free Funds and the Government Money Market Fund, may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the funds have reclaims receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

9. SECURITIES LENDING

The Board of Trustees has authorized the Funds, other than the Government Money Market Fund, to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to certain securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.

As of October 31, 2018, the aggregate fair value of securities on loan for the Madison fund family was $25,166,182. Cash collateral received for such loans are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. Treasuries or Government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

	Fair Value on Loan	Cash Collateral	Non-Cash Collateral
Madison Conservative Allocation Fund	$2,935,496	$1,561,888	$1,541,069
Madison Moderate Allocation Fund	9,331,474	7,990,081	1,533,022
Madison Aggressive Allocation Fund	5,690,361	2,409,067	3,509,264
Madison High Quality Bond	265,039	270,963	–
Madison Core Bond Fund	634,467	647,800	–
Madison High Income Fund	1,442,721	1,470,928	–
Madison Diversified Income Fund	345,518	352,310	–
Madison Covered Call & Equity Income	1,410,810	1,406,250	34,713
Madison Large Cap Value Fund	1,791,107	630,788	1,178,965
Madison Small Cap Fund	500,940	508,500	–
Madison International Stock Fund	818,249	859,082	–

Madison Funds | Notes to the Financial Statements - continued | October 31, 2018

10. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2018. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2015-2018.

The tax character of distributions paid during the years ended October 31, 2018 and 2017 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2018	2017	2018	2017
Conservative Allocation	$1,671,190	$995,364	$1,500,836	$1,025,678
Moderate Allocation	3,234,984	1,636,873	3,897,589	3,970,910
Aggressive Allocation	1,479,235	594,915	2,179,119	1,551,203
Government Money Market	156,093	32,559	–	–
High Quality Bond	1,519,170	1,315,143	–	124,208
Core Bond	4,914,754	5,457,754	65,309	750,502
Corporate Bond	646,146	699,171	148,647	36,169
High Income	1,082,554	1,017,799	–	–
Diversified Income	2,684,671	3,063,597	2,474,390	5,040,396
Covered Call & Equity Income	10,217,816	7,592,744	–	–
Dividend Income	2,013,485	2,730,816	2,417,037	1,581,825
Large Cap Value	1,600,961	6,660,460	7,784,709	8,292,034
Investors	2,761,809	2,374,741	14,652,121	6,645,429
Mid Cap	75,123	2,906	12,318,722	13,577,178
Small Cap	1,371,532	411,838	6,028,679	3,158,385
International Stock	262,752	386,671	–	–

	Tax Exempt Income		Ordinary Income		Capital Gain
Fund	2018	2017	2018	2017	2018	2017
Tax-Free Virginia	$449,377	$451,666	$–	$–	$–	$36,276
Tax-Free National	540,980	596,757	3,539	19,846	73,275	161,271

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain
Conservative Allocation	$ –	$ –	$1,846,126
Moderate Allocation	1,131,497	–	8,855,369
Aggressive Allocation	343,394	–	4,977,290
Government Money Market	302	–	–
Tax-Free Virginia	–	3,041	–
Tax-Free National	–	8,363	127,563
High Quality Bond	167,417	–	–
Core Bond	289,557	–	–
Corporate Bond	23,356	–	4,347
High Income	7,095	–	–
Diversified Income	2,585	–	12,054,946
Covered Call & Equity Income	5,094,080	–	–
Dividend Income	56,627	–	11,361,969
Large Cap Value	659,417	–	7,650,469
Investors	1,058,822	–	40,976,910
Mid Cap	2,401,693	–	26,591,905
Small Cap	602,975	–	10,045,062
International Stock	287,676	–	565,369

For federal income tax purposes, the funds listed below have capital loss carryovers as of October 31, 2018, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
Government Money Market	$ 368	$ –
Tax-Free Virginia	16,251	–
High Quality Bond	70,412	182,477
High Income	443,853	1,130,532
Core Bond	164,781	276,470

Certain ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the funds so elect.

For the year ended October 31, 2018, there were no funds that elected to defer late-year ordinary losses.

For the year ended October 31, 2018, Government Money Market Fund has $5 of expiring pre-RIC Mod capital loss carryover.

For the year ended October 31, 2018, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
Tax-Free Virginia	$ 1,032
International Stock	2,654,414

At October 31, 2018, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$ 1,774,352	$ 1,755,972	$ 18,380
Moderate Allocation	8,038,544	2,982,394	5,056,150
Aggressive Allocation	5,313,976	1,399,653	3,914,323
Government Money Market	—	—	—
Tax-Free Virginia	186,648	317,320	(130,672)
Tax-Free National	310,213	305,775	4,438
High Quality Bond	–	2,195,510	(2,195,510)
Core Bond	1,012,459	5,906,460	(4,894,001)
Corporate Bond	60,944	652,328	(591,384)
High Income	208,835	662,128	(453,293)
Diversified Income	27,117,216	3,797,578	23,319,638
Covered Call & Equity Income	2,745,038	22,273,216	(19,528,178)
Dividend Income	17,540,241	1,982,760	15,557,481
Large Cap Value	11,329,757	2,091,438	9,238,319
Investors	70,321,332	3,036,952	67,284,380
Mid Cap	123,765,143	9,708,617	114,056,526
Small Cap	10,196,026	1,229,368	8,966,658
International Stock	4,302,613	994,228	3,308,385

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, distributions from real estate investment trusts, distribution re-designations from investments in other regulated investment companies, and unusable capital loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2018, reclassifications were recorded as follows:

Madison Funds | Notes to the Financial Statements - continued | October 31, 2018

Fund	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$ –	$ 285,185	$ (285,185)
Moderate Allocation	–	94,076	(94,076)
Aggressive Allocation	–	50,513	(50,513)
Government Money Market	(5)	–	5
Tax-Free Virginia	–	–	–
Tax-Free National	–	–	–
High Quality Bond	–	–	–
Core Bond	–	332,725	(332,725)
Corporate Bond	29,801	(29,801)	–
High Income	–	–	–
Diversified Income	–	98,573	(98,573)
Covered Call & Equity Income	–	5,278,310	(5,278,310)
Dividend Income	–	–	–
Large Cap Value	–	614	(614)
Investors Fund	–	(34)	34
Mid Cap	–	1,303,458	(1,303,458)
Small Cap	–	(31,040)	31,040
International Stock	–	(3,855)	3,855

11. CERTAIN RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks such as: unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its net assets in high yield securities.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the fair value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

The funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections

Madison Funds | Notes to the Financial Statements - concluded | October 31, 2018

that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds. The funds do monitor this risk closely.

In addition to the other risks described above and in the prospectus, you should understand what we refer to as “unknown market risks”. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Issuers”). A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2018 follows:

Fund/Underlying Fund	Beginning Value as of 10/31/2017	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/2018	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class Y	$15,143,715	$–	$(1,424,535)	$(66,468)	$(610,173)	$13,042,539	1,370,015	$373,885	$378,608
Madison Corporate Bond Fund Class Y	5,205,227	–	–	–	(348,504)	4,856,723	446,801	161,457	203,511
Madison Dividend Income Fund Class Y	4,204,015	426,856	–	–	139,702	4,770,573	176,622	81,440	176,855
Madison Investors Fund Class Y	4,207,450	494,071	–	–	134,806	4,836,327	202,188	17,145	244,072
Madison Mid Cap Fund Class Y	1,192,059	25,563	(920,400)	191,696	(143,878)	345,040	33,728	–	25,564
Totals	$29,952,466	$946,490	$(2,344,935)	$125,228	$(828,047)	$27,851,202		$633,927	$1,028,610
Moderate Allocation Fund
Madison Core Bond Fund Class Y	$21,704,905	$–	$(3,998,490)	$(214,538)	$(724,280)	$16,767,597	1,761,302	$566,660	$573,455
Madison Dividend Income Fund Class Y	15,538,922	1,085,479	(1,597,353)	217,096	280,765	15,524,909	574,784	282,807	635,481
Madison Investors Fund Class Y	15,556,600	1,352,430	(1,898,611)	441,177	23,252	15,474,848	646,942	63,393	902,430
Madison Large Cap Value Fund Class Y	1,885,886	1,450,888	–	–	(249,906)	3,086,868	218,307	37,944	200,887
Madison Mid Cap Fund Class Y	3,091,522	611,847	(548,674)	111,512	12,325	3,278,532	320,482	–	111,846
Totals	$57,777,835	$4,500,644	$8,043,128)	$555,247	$(657,844)	$54,132,754		$950,804	$2,424,099
Aggressive Allocation Fund
Madison Core Bond Fund Class Y	$5,659,490	$–	$(874,261)	$(55,600)	$(202,013)	$4,527,616	475,590	$151,485	$153,299
Madison Dividend Income Fund Class Y	8,321,210	456,021	(1,098,792)	141,359	107,921	7,927,719	293,511	147,162	336,021
Madison Investors Fund Class Y	8,330,792	583,266	(850,645)	131,637	90,143	8,285,193	346,371	33,948	483,265
Madison Large Cap Value Fund Class Y	1,451,371	1,504,602	(753,624)	26,830	(185,459)	2,043,720	144,535	29,201	154,602
Madison Mid Cap Fund Class Y	2,150,983	77,818	(396,633)	77,078	25,841	1,935,088	189,158	–	77,819
Totals	$25,913,846	$2,621,707	$(3,973,955)	$321,304	$(163,566)	$24,719,336		$361,796	$1,205,006

1 Distributions received include distributions from net investment income and from capital gains from the underlying funds.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

Madison Funds | October 31, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Madison Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Madison Funds (the “Funds”) comprising the Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Government Money Market Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Corporate Bond Fund, Madison High Income Fund, Madison Diversified Income Fund, Madison Covered Call & Equity Income Fund, Madison Dividend Income Fund, Madison Large Cap Value Fund, Madison Investors Fund, Madison Mid Cap Fund, Madison Small Cap Fund, and Madison International Stock Fund, including the portfolios of investments as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Madison Funds as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche, LLP

Chicago, IL
December 19, 2018

We have served as the auditor of one or more Madison Funds investment companies since 2009.

Madison Funds | October 31, 2018

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

At an in-person meeting of the Board held on July 26-27, 2018, the Board of Trustees (the “Board” or “Trustees”) of Madison Funds (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each a “fund” and together, the “funds”) and the continuance of the Investment Sub-Advisory Agreements between the Adviser and each of Wellington Management Company LLP and Lazard Asset Management LLC (each a “Subadviser” and together, the “Subadvisers”) with respect to certain funds.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements (together, the “Agreements,” the Adviser and Subadvisers furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreements was in the best interests of the respective funds and their shareholders. The information provided to the Board included: (1) data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s and Subadvisers’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Investment Sub-Advisory Agreement with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and the Subadvisers, and representatives of the Adviser and Subadvisers, respectively, discussed with the Independent Trustees each of those additional inquiries at the July 2018 meeting.

In approving the continuance of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser and Subadvisers to the funds, as applicable, including the personnel providing such services; (2) the Adviser’s and Subadvisers’ compensation and profitability; (3) a comparison of fees and performance with comparable funds and accounts; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement and the Investment Sub-Advisory Agreements. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

With regard to the nature, extent and quality of the services to be provided by the Adviser and each Sub-Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser (and applicable Sub-Adviser) and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser and each Sub-Adviser discussed or otherwise presented their respective firms’ ongoing investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Trust by its applicable transfer agent, fund administrator and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration as well as supervising any sub-advisers to fund portfolios.

Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser (and Sub-Adviser, as applicable) to the fund were satisfactory.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They took into account that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Board also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes and strategies. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. The Board performed this review in connection with the Adviser and each Sub-Adviser that manages a sub-advised fund. In connection with the review of performance, the Board engaged in a robust and comprehensive discussion of market conditions and discussed the reasons for any fund performance under such conditions. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Again, the Board reviewed these matters in connection with the Adviser and each Sub-Adviser that manages a sub-advised fund.

The Board noted that the Adviser or its affiliates, and, as applicable, each Sub-Adviser, provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser (and respective Sub-Adviser) to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards

Madison Funds | Other Information (unaudited) - continued | October 31, 2018

in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser (or Sub-Adviser, if applicable) provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund and the higher turnover of mutual fund assets. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser (or Sub-Adviser, if applicable) to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser (or Sub-Adviser, if applicable) may act as either investment adviser or Sub-Adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser (or Sub-Adviser, if applicable) which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the simple expense structure maintained by the Trust, an advisory fee and a capped administrative “services” expense. The Board reviewed total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Trust were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the funds pursuant to its administrative services agreement with the Trust (or series, as the case may be) (“Services Agreement”), such compensation does not always cover all costs because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser (or its affiliates), the Adviser (or an affiliate) receives investment advisory fees from both the fund and the underlying mutual fund. The Board was satisfied in this regard that the Adviser (or an affiliate) provides separate services to the Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $16 billion at the time of the meeting. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Based on the foregoing, the Board concluded that the level of profitability to the Adviser and its affiliates was reasonable in light of the services provided. In considering the profitability of the Sub-Advisers, the Board noted that the sub-advisory fees payable under the Sub-Advisory Agreements are paid by the Adviser out of the fees that it receives under the Advisory Agreement and were negotiated by the Adviser at arm’s length. As a consequence, the profitability to each Sub-Adviser of its relationship with the applicable fund was not a substantial factor in the Board’s deliberations.

With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Advisory and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving certain fees (pursuant to its investment management agreement or pursuant to an applicable Services Agreement, as the case may be) with regard to: the Government Money Market Fund and Dividend Income Fund. Because the Adviser pays the Sub-Advisers’ sub-advisory fees and those fees are negotiated at arm’s length by the Adviser, the Board did not consider the potential economies of scale in the Sub-Advisers’ management of the applicable funds to be a material factor in its consideration.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on its review, the Board concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser and applicable Sub-Advisers. It was noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and the Sub-Advisers and representatives of the Adviser and Sub-Advisers, respectively, and discussed each matter raised.

In considering the renewal of the funds’ Advisory and Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding each fund’s Advisory (and, as applicable, Sub-Advisory) Agreement, among others: (a) the Adviser (and Sub-Adviser, as applicable) demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Adviser (and Sub-Adviser, as applicable) is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of the fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s advisory (and, as applicable, sub-advisory) fee is reasonable in light of the services received by the fund from the Adviser (and, as applicable, Sub-Adviser) and other factors considered; and (e) the Adviser’s (and Sub-Adviser’s, as applicable) investment strategies are appropriate for pursuing the investment objectives of the fund. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Advisory Agreement with the Adviser was in the best interests of the fund and its shareholders, and that with respect to those funds that are sub-advised, continuation of such fund’s Sub-Advisory Agreement was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Services Agreements for those funds with such agreements currently in place was in the best interests of each respective fund and its shareholders.

Madison Funds | Other Information (unaudited) - continued | October 31, 2018

FUND EXPENSES PAID BY SHAREHOLDERS

As shareholders of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2018. Expenses paid during the period in the tables below are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$991.30	0.70%	$3.51	$987.70	1.45%	$7.26
Moderate Allocation*	1,000	987.20	0.70%	3.51	983.70	1.45%	7.25
Aggressive Allocation*	1,000	982.00	0.70%	3.50	978.20	1.45%	7.23
Government Money Market	1,000	1,006.90	0.55%	2.78	1,003.10	1.26%	6.56
Core Bond	1,000	995.70	0.90%	4.53	992.00	1.65%	8.28
High Income	1,000	997.40	1.00%	5.03	993.80	1.75%	8.79
Diversified Income	1,000	1,032.60	1.10%	5.64	1,028.60	1.85%	9.46
Covered Call & Equity Income	1,000	1,001.10	1.25%	6.30	N/A	N/A	N/A
Large Cap Value	1,000	954.10	1.16%	5.71	950.10	1.91%	9.39
Investors	1,000	1,061.90	1.20%	6.24	1,000.00	N/A	N/A
Mid Cap	1,000	1,043.80	1.40%	7.21	1,039.10	2.15%	11.05
Small Cap	1,000	976.30	1.50%	7.52	972.60	2.26%	11.24
International Stock	1,000	904.80	1.60%	7.68	901.00	2.35%	11.26

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$987.70	1.45%	$7.26
Moderate Allocation*	1,000	982.80	1.45%	7.25
Aggressive Allocation*	1,000	978.20	1.45%	7.23
Diversified Income	1,000	1,027.90	1.85%	9.46
Covered Call & Equity Income	1,000	997.50	2.00%	10.07

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$ 999.80	0.85%	$4.28
Tax-Free National	1,000	1,003.70	0.75%	3.79
High Quality Bond	1,000	1,004.00	0.49%	2.48
Core Bond	1,000	998.00	0.65%	3.27
Corporate Bond	1,000	994.20	0.65%	3.27
High Income	1,000	998.60	0.75%	3.78
Covered Call & Equity Income	1,000	1,002.20	1.00%	5.05
Dividend Income	1,000	1,053.80	0.95%	4.92
Large Cap Value	1,000	954.80	0.91%	4.48
Investors	1,000	1,063.10	0.95%	4.94
Mid Cap	1,000	1,046.00	0.98%	5.05
Small Cap	1,000	977.00	1.25%	6.28
International Stock	1,000	906.30	1.35%	6.49

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond		$ 998.00	0.52%	$ 2.62
Covered Call & Equity Income		1,003.30	0.87%	4.39
Investors		1,063.60	0.77%	4.01
Mid Cap		1,047.10	0.77%	3.97

*The annual expense ratio does not include the expenses of the underlying funds.

Madison Funds | Other Information (unaudited) - continued | October 31, 2018

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,021.68	0.70%	$3.57	$1,017.90	1.45%	$7.38
Moderate Allocation*	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.38
Aggressive Allocation*	1,000	1,021.68	0.70%	3.57	1,017.90	1.45%	7.38
Government Money Market	1,000	1,022.43	0.55%	2.80	1,018.65	1.26%	6.61
Core Bond	1,000	1,020.67	0.90%	4.58	1,016.89	1.65%	8.39
High Income	1,000	1,020.16	1.00%	5.09	1,016.38	1.75%	8.89
Diversified Income	1,000	1,019.66	1.10%	5.60	1,015.88	1.85%	9.40
Covered Call & Equity Income	1,000	1,018.90	1.25%	6.36	N/A	N/A	N/A
Large Cap Value	1,000	1,019.36	1.16%	5.90	1,015.58	1.91%	9.70
Investors	1,000	1,019.16	1.20%	6.11	1,000.00	N/A	N/A
Mid Cap	1,000	1,018.15	1.40%	7.12	1,014.37	2.15%	10.92
Small Cap	1,000	1,017.59	1.50%	7.68	1,013.81	2.26%	11.47
International Stock	1,000	1,017.14	1.60%	8.13	1,013.36	2.35%	11.93

	CLASS C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000	$1,017.90	1.45%	$7.38
Moderate Allocation*	1,000	1,017.90	1.45%	7.38
Aggressive Allocation*	1,000	1,017.90	1.45%	7.38
Diversified Income	1,000	1,015.88	1.85%	9.40
Covered Call & Equity Income	1,000	1,015.12	2.00%	10.16

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,020.92	0.85%	$4.33
Tax-Free National	1,000	1,021.42	0.75%	3.82
High Quality Bond	1,000	1,022.74	0.49%	2.50
Core Bond	1,000	1,021.93	0.65%	3.31
Corporate Bond	1,000	1,021.93	0.65%	3.31
High Income	1,000	1,021.42	0.75%	3.82
Covered Call & Equity Income	1,000	1,020.16	1.00%	5.09
Dividend Income	1,000	1,020.42	0.95%	4.84
Large Cap Value	1,000	1,020.62	0.91%	4.63
Investors	1,000	1,020.42	0.95%	4.84
Mid Cap	1,000	1,020.27	0.98%	4.99
Small Cap	1,000	1,018.85	1.25%	6.41
International Stock	1,000	1,018.40	1.35%	6.87

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,022.58	0.52%	$2.65
Covered Call & Equity Income	1,000	1,020.82	0.87%	4.43
Investors	1,000	1,021.32	0.77%	3.92
Mid Cap	1,000	1,021.32	0.77%	3.92

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Madison Funds | Other Information (unaudited) - concluded | October 31, 2018

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the funds to vote proxies related to portfolio securities is available to shareholders at no cost on the funds’ website at www.madisonfunds.com or by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost 1-800-SEC-0330 on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to Shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the funds to their shareholders. For the year ended 2018, the following funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$50,718	$773,067

Complete information regarding the funds’ foreign tax credit pass through to shareholders for the year ended October 31, 2018, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended 2018, the following percentage of income dividends paid by the fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	10.07%	Dividend Income	100.00%
Moderate Allocation	38.47%	Investors	90.34%
Aggressive Allocation	25.49%	Large Cap Value	100.00%
Diversified Income	87.84%	Mid Cap	25.35%
Covered Call Equity Income	19.67%	Small Cap	100.00%

Qualified Dividend Income: For the taxable year ended 2018, the funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each Fund’s income distributions paid during the calendar year 2017, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount	Fund	Amount
Conservative Allocation	$249,991	Investors	$3,583,199
Moderate Allocation	1,894,607	Large Cap Value	796,557
Aggressive Allocation	449,331	Mid Cap	2,370,111
Diversified Income	2,686,523	Small Cap	398,651
Covered Call & Equity Income	1,843,962	International Stock	338,393
Dividend Income	1,968,552

Madison Funds | October 31, 2018

Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, WI 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the Fund’s website at www.madisonfunds.com or by calling 1-800-877-6089.

Interested Trustees and Officers

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee
Katherine L. Frank[2] 1960	Trustee and President, 2009 - Present

Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Committee Member, 2010 - Present; Vice President,

Corporate Management, 2018 - Present; Chief Operating Officer, 2010 - 2017

Madison Asset Management, LLC (“Madison”), Executive Committee Member, 2010 - Present; Vice President, Corporate Management, 2018 - Present; Chief Operating Officer, 2010 - 2017

Madison Investment Advisors, LLC (“MIA”) (affiliated investment advisory firm of Madison), Executive Committee Member, 2010 - Present; Vice President, Corporate Management, 2018 - Present; Chief Operating Officer, 2010 - 2017

Ultra Series Fund (14) (mutual funds), President, 2009 - Present; Madison Covered Call & Equity Strategy Fund (closed end fund), President, 2012 - Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 - 2018

			32	Ultra Series Fund (14), 2009 - Present
Paul A. Lefurgey 1964	Vice President, 2009 - Present

MIH, Madison and MIA, CEO, 2017 - Present; Chairman - Executive Committee, 2015 - 2017; Director of Fixed Income Investments, 2016 - Present; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Managing Director and Head of Fixed Income Investments, 2005 - 2013

Ultra Series Fund (14), Vice President, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 - Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018

			N/A	N/A
Greg D. Hoppe 1969	Treasurer, 2009 - Present

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

Ultra Series Fund (14), Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Treasurer, 2012 - Present; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018

			N/A	N/A
Holly S. Baggot 1960	Secretary, 1999 - Present Assistant Treasurer, 1999 - 2007 and 2009 - Present

MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 -

Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison),

Vice President, 2012 - Present

Ultra Series Fund (14), Secretary, 1999 - Present and Assistant Treasurer, 2009 - Present; Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 - Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer,
2010 - 2018

			N/A	N/A
Kevin Thompson 1966	Chief Legal Officer and Assistant Secretary, 2017 - Present

MIH, MIA and Madison, Chief Legal Officer and Chief Administrative Officer, 2017 - Present

Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Chief Legal Officer and Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Chief Legal Officer and Assistant Secretary, 2017 - 2018

CFMG Life Insurance Company, Associate General Counsel, 2012 - 2015; Vice President Wealth Management, 2015 - 2017; President of CBSI 2016 - 2017

			N/A	N/A
Steve Fredricks 1970	Chief Compliance Officer, 2018 - Present

MIH, MIA and Madison, Chief Compliance Officer, 2018 - Present

Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary, 2018 - Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer, 2018

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

			N/A	N/A

1 As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

2 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

Madison Funds | Trustees and Officers - concluded | October 31, 2018

Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee
Trey Edgerle 1990	Assistant Secretary, 2017 - Present

Ultra Series Fund (14) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 - Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 - 2018

U.S. Bancorp, Mutual Fund Compliance Officer, 2013 - 2016

			N/A	N/A

1 As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

Independent Trustees

Name and Year of Birth	Position(s) and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships Held by Director/ Trustee
James R. Imhoff, Jr. 1944	Trustee, 2009 - Present	First Weber Inc. (real estate brokers), Madison, WI, Chairman, July 2017 - Present; Chief Executive Officer, 1996 - July 2017	33

Park Bank, 1978 - Present

First Weber, Inc., 2017 - Present

Madison Covered Call & Equity Strategy Fund, 2005 - Present; Ultra Series Fund (14), 2009 - Present; Madison Strategic Sector Premium Fund, 2005 - 2018

Steven P. Riege 1954	Trustee, 2005 - Present	Ovation Leadership (management consulting) Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 - 2001	33

Lange Bros. Woodworking Co., Inc., 2017 - Present

Ultra Series Fund (14), 2005 - Present; Madison Covered Call & Equity Strategy Fund, 2015 - Present; Madison Strategic Sector Premium Fund, 2014 - 2017

Forward Service Corporation (employment training non-profit), 2010 - 2017

Richard E. Struthers 1952	Trustee, 2004 - Present	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 - 2012	33

HealthPartners, 2013 - 2016

Ultra Series Fund (14), 2004 - Present; Madison Covered Call & Equity Strategy Fund, 2017 - Present; Madison Strategic Sector Premium Fund, 2017 - 2018

Park Nicollet Services, 2001 - 2012

Carrie J. Thome 1968	Trustee, 2017- Present	Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007 - Present	32	Ultra Series Fund (14), May 2017 - Present

1 Independent Trustees serve in such capacity until the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

2 As of the date of this report, the fund complex consists of Madison Funds with 18 portfolios, the Ultra Series Fund with 14 portfolios and the Madison Covered Call & Equity Strategy Fund (closed end fund) (“MCN”), for a grand total of 33 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

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Madiison Funds®

Madison Funds

P.O. Box 219083

Kansas City, MO 64121-9083

1 (800) 877-6089

www.madisonfunds.com

SEC File Number: 811-08261

4460-P1053

Rev. 1018

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of “the Madison Funds Sarbanes Oxley Code of Ethics.”

Item 3. Audit Committee Financial Expert.

In July 2018, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the four independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant’s principal accountant for the fiscal years ended October 31, 2018 and 2017, respectively were $206,000 ($440,000 including the Ultra Series Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $201,000 ($450,000 including the Ultra Series Fund, the Madison Strategic Sector Premium Fund and the Madison Covered Call & Equity Strategy Fund).

(b) Audit-Related Fees. For the fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust’s annual financial statements other than those referenced in paragraph (a) above, totaled $10,800 and $0, respectively.

(c) Tax-Fees. The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

For the fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $88,546 and $91,328, respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:
-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and appropriate State tax returns.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust’s procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics - See Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Kevin S. Thompson
Kevin S. Thompson, Chief Legal Officer

Date: January 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank
Katherine L. Frank, Principal Executive Officer

Date: January 3, 2018

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer

Date: January 3, 2018